PURCHASE AND SALE AGREEMENT

Standex International Corporation

Standex Air Distribution Products, Inc.

Snappy Air Distribution Products, Inc.

SELLER

And

BW HVAC Operations, LLC

BW HVAC Real Estate Holdings, LLC

BUYER

Dated:   February 22, 2012

3101450v4

Page

ARTICLE I

PURCHASE AND SALE OF THE ASSETS

1.1

The Transaction

1

1.2

Purchased Assets

2

1.3

Excluded Assets

4

1.4

Assumed Liabilities and Obligations

5

1.5

Excluded Liabilities and Obligations

7

1.6

Condition of Purchased Assets

9

ARTICLE II

CONSIDERATION FOR TRANSFER

2.1

Purchase Price

9

2.2

Payment of Purchase Price

10

2.3

Physical Inventory

10

2.4

Closing Statement of Net Working Capital

11

2.5

Closing Statements; Settlement of Purchase Price; Dispute Resolution

11

ARTICLE III

CLOSING

3.1

Deliveries by Seller to Buyer

12

3.2

Deliveries by Buyer to Seller

14

3.3

Payment of Taxes and Other Charges

15

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

4.1

Authority

15

4.2

Validity

16

4.3

Due Organization

16

4.4

Financial Statements

16

4.5

Interim Change

17

4.6

Purchased Assets

18

4.7

Condition of Purchased Assets

18

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4.8

Accounts Receivable

19

4.9

Inventory

19

4.10

Liabilities

19

4.11

Taxes

20

4.12

Intellectual Property

20

4.13

Trade Secrets, Proprietary Information and Know-How

20

4.14

Personal Property Leases

21

4.15

Motor Vehicles

21

4.16

Employees/Employee Benefits

21

4.17

Litigation

23

4.18

Title to Facilities; Encumbrances

23

4.19

Related Party Interests

26

4.20

Material Contracts

27

4.21

Products

27

4.22

Compliance with Law

28

4.23

Environmental Matters

29

4.24

Warranties

30

4.25

Powers of Attorney; Guarantees

30

4.26

Bulk Sales Act

30

4.27

Absence of Conflicting Agreements

30

4.28

Consents and Approvals

31

4.29

Insurance

31

4.30

Suppliers

32

4.31

Customers

32

4.32

Certain Payments

32

4.33

Brokers

32

ARTICLE V

5.1

Authority

32

5.2

Validity

33

5.3

Due Organization

33

5.4

Brokers

33

5.5

No Outside Reliance

33

5.6

Litigation

34

5.7

Financing

34

5.8

Solvency

34

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(continued)

Page

ARTICLE VI

6.1

Interim Conduct of Business

34

6.2

Access to Information

35

6.3

Continued Assistance

35

6.4

Non-Competition

36

6.5

Certain Payments

36

6.6

Employees and Certain Employee Benefit Matters

36

6.7

Use of Trade Names and Trademarks

37

6.8

Exclusivity

37

6.9

Environmental Reliance Letter

38

ARTICLE VII

COVENANTS OF BUYER AND SELLER

7.1

Collective Bargaining Agreements

38

7.2

Certain Employee Benefit Matters

38

7.3

Performance of Warranty Obligations

41

7.4

Health Insurance

42

ARTICLE VIII

MUTUAL COVENANT OF SELLER AND BUYER

8.1

Union Discussions

42

8.2

Collection of Accounts Receivable

42

8.3

Efforts to Satisfy Closing Conditions

43

ARTICLE IX

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

9.1

Accuracy of Warranties; Performance of Covenants

43

9.2

No Pending Action

43

9.3

Condition of Business and Purchased Assets

44

9.4

Access to Records

44

9.5

Officer’s Certificate

44

9.6

Approval of Legal Matters by Counsel for Buyer

44

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(continued)

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9.7

Termination Statements

44

9.8

Required Consents

45

9.9

Other Documents

45

ARTICLE X

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

10.1

Accuracy of Warranties; Performance of Covenants

45

10.2

No Pending Action

45

10.3

Approval of Legal Matters by Counsel of Seller

45

10.4

Other Documents

46

ARTICLE XI

ADDITIONAL COVENANTS AND AGREEMENTS

11.1

Purchase Price Allocation

46

11.2

Records and Documents

46

11.3

Confidentiality

46

11.4

Press Release

47

11.5

Reserved

48

11.6

Dallas, Texas Facility

48

11.7

Use of Corporate Name and Transfer of Domain Name

48

ARTICLE XII

SURVIVAL AND INDEMNIFICATION

12.1

Survival of Representations, Warranties and Covenants

48

12.2

Indemnification for Benefit of the Buyer

48

12.3

Indemnification for Benefit of the Seller

50

12.4

Third Party Claims

51

12.5

Tax Audits

52

12.6

Limitations

52

12.7

Independent Investigation

53

12.8

Right of Set-Off

54

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ARTICLE XIII

GENERAL PROVISIONS

13.1

Amendment and Waiver

54

13.2

Notices

54

13.3

Binding Effect; Assignment

55

13.4

Entire Transaction

56

13.5

Severability

56

13.6

Headings; Construction

56

13.7

Litigation Arising from Business Activities

56

13.8

Governing Law; Jurisdiction

57

13.9

Termination

57

13.10

Expenses

58

13.11

Counterparts

58

ARTICLE XIV

DEFINITIONS

-v-

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and entered into this 22nd day of February, 2012, by and among STANDEX INTERNATIONAL CORPORATION, a Delaware corporation (“Standex”), STANDEX AIR DISTRIBUTION PRODUCTS, INC., a Delaware corporation and a wholly-owned subsidiary of Standex, and SNAPPY AIR DISTRIBUTION PRODUCTS, INC., a Delaware corporation and a wholly-owned subsidiary of Standex, (the foregoing entities collectively referred to as the “Seller”); and BW HVAC OPERATIONS, LLC, a Delaware limited liability company (“BW Operations”), and BW HVAC REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“BW Real Estate” and, collectively with BW Operations, the “Buyer”).

RECITALS

I.

Seller is engaged in the design, manufacture, marketing, sale and distribution of heating, ventilation and air-conditioning pipe, duct and fittings and other products for the construction industry under the trade names “Snappy,” “ACME,” “ALCO,” “Air Distribution Products” and “Standex” through its Air Distribution Products Group with facilities for manufacturing, operations, warehouses, distribution centers and sales offices in Georgia, Minnesota, New York, Oregon, Pennsylvania and Texas (all of such businesses to be collectively designated herein as the “Business”); and

II.

Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the assets, properties, rights, and claims used in, relating to or arising from the Business as a going concern, on the terms and conditions set forth herein.

III.

Capitalized terms used throughout this Agreement shall have the definitions and meanings ascribed to them in Article XIV.

In consideration of the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE ASSETS

1.1

The Transaction.

As of the Closing Date, Seller shall sell, transfer, assign and deliver to BW Operations, free and clear of all liabilities, liens, security interests and other encumbrances (except as hereinafter provided), and BW Operations shall purchase, accept, assume and receive from Seller, all right, title and interest of Seller in, to or arising from the Business as a going concern all of the Purchased Assets (other than the Owned Real Property). As of the Closing Date, Seller shall sell, transfer, assign and deliver to BW Real Estate, free and clear of all liabilities, liens, security interests and other encumbrances (except as hereinafter provided), and BW Real Estate shall purchase, accept, assume and receive from Seller, all right, title and interest of Seller in, to or arising from the Owned Real Property.

1.2

Purchased Assets.

The “Purchased Assets” means all of the assets, rights and properties owned, used or useable by the Seller in connection with or relating to the Business, and all of the Seller’s rights therein including, without limitation, the following assets, rights and properties, but excluding the Excluded Assets:

(a)

Those accounts and notes receivable of or relating to the Business, including, without limitation, those that are set forth on Schedule 1.2(a) (such included accounts receivable and notes receivable shall be collectively defined as “Accounts Receivable”);

(b)

All right and interest in and to those loans and accounts receivable between any of the entities or divisions comprising the Business, which are disclosed on Schedule 1.2(b);

(c)

All inventories of or relating to the Business (including but not limited to in-transit inventories, raw materials, work-in-process, samples, supplies, repair parts, replacement parts and finished goods), wherever located (the “Inventory”) including, without limitation, those Inventories that are set forth on Schedule 1.2(c);

(d)

All machinery, equipment, tools, dies, jigs, molds, fixtures, designs and patterns and other tangible personal property of or relating to the Business, whether owned or leased, including, without limitation, those set forth in Schedule 1.2(d);

(e)

All office furniture, office equipment, fixtures and office supplies used in or relating to the operation of the Business;

(f)

All vehicles and transportation equipment owned or leased by Seller and used in the operation of, or relating to, the Business, including, without limitation, those identified on Schedule 1.2(f) but excluding those leased vehicles that are unassignable as indicated as on Schedule 1.3(h);

(g)

All technical, manufacturing or marketing information in any form or media format belonging to the Seller or in the possession of the Seller or employees of the Seller of or relating to the Business, including new developments and development projects;

(h)

All inventions, discoveries, improvements, designs, patterns, proprietary rights, proprietary data, know-how, technology, processes, ideas, trade secrets of or related to the Business and documentation thereof (including related papers, drawings, chemical compositions, formulas, diaries, notebooks, technical drawings, designs, production manuals, specifications, methods of manufacture, processes and data processing software in any form or media format) as well as all right, title and interest relating thereto;

(i)

All customer files, customer lists, supplier lists, vendor lists, collection records and credit records or copies thereof related to the Business in any form or media format;

(j)

All right, title and interest of Seller under the sales contracts, customer orders, service agreements, purchase orders, dealer and distribution agreements, commitments and arrangements with customers, vendors, suppliers and other third parties, and any other Business Contracts;

(k)

All goodwill of the Business as a going concern related to the Business;

(l)

All existing documents and records relating to the operations or products of the Business, including historical costing and pricing data and employment and personnel records for all employees of the Business, in any form or media format;

(m)

Copies of all accounting books, records and ledgers of the Business;

(n)

All catalogs and advertising literature of the Business;

(o)

All right, title and interest of the Seller to United States and foreign patents, patent applications, trademarks, trademark applications, copyrights, trade names, and trade rights, whether or not registered, in each case used in or involving the Business, including, without limitation, those listed in Schedule 4.12 hereto;

(p)

All prepaid items of the Seller related to the Business and all rights to cash deposits in the nature of security or performance deposits of the Seller related to the Business including, without limitation those items set forth in Schedule 1.2(p), but excluding such items that are unassignable as indicated on Schedule 1.3(c);

(q)

All assignable permits, licenses, approvals, franchises, consents, registrations, and authorizations issued to Seller by Federal, state, local and foreign or other government authorities related to compliance by the Business with any applicable government laws;

(r)

The computer hardware and software and related licenses and existing documentation thereof, including all electronic data processing equipment, computer software, all systems regulating, controlling or monitoring equipment, program specifications, record file layouts, diagrams, functional specifications and narrative descriptions, flow charts and other related materials other than such assets that are set forth on Schedule 1.3(g);

(s)

All customs, performance and other bonds, security and other advances or deposits maintained for use in the conduct of the Business exclusive of any items related to guaranties for inter-company loans or advances but excluding such items that are unassignable as indicated as on Schedule 1.2(s);

(t)

(i) All owned land, buildings and other improvements, fixtures and related appurtenances of the Business located in; Detroit Lakes, MN (the “Minnesota Real Property”); Medina, NY (the “New York Real Property”) and Powder Springs, GA (the “Georgia Real Property” and, collectively with the Minnesota Real Property and the New York Real Property, the “Owned Real Property”) and (ii) all rights under the Real Property Leases other than Excluded Contracts (collectively, the “Purchased Real Property Leases”), including, without limitation, all security deposits made by Seller under such Purchased Real Property Leases and all leasehold improvements, fixtures and other appurtenances related to such Purchased Real Property Leases;

(u)

All choses in action, rights of recovery, set-offs, security interests and privileges related to the Business;

(v)

All rights title and interests of Seller in and to URLs, domain names, websites and content (including text and graphics) used in connection with the Business including those set forth on Schedule 1.2(v);

(w)

All rights of Seller to any prepaid personal property taxes;

(x)

Seller’s rights to goods and services and all other economic benefits to be received by the Business subsequent to the Closing Date arising out of prepayments and payments by Seller prior to the Closing Date (the “Prepaid Assets”);

(y)

All of Seller’s right, title and interest in the Real Property Plans and the Facilities Warranties; and

(z)

All other assets, properties, rights and claims related to the operations of the Business which arise in or from the conduct thereof.

Notwithstanding the provisions of subsections (a) through (z) above, the definition of Purchased Assets shall not include any items defined as Excluded Assets in Section 1.3 below.

1.3

Excluded Assets.

The following assets, properties, rights and claims (the “Excluded Assets”) shall not be sold or transferred to Buyer:

(a)

All cash and bank accounts of the Business;

(b)

All right, title and interest in or to the names “Standex,” “A Standex Company,” “Standex International,” or “Standex International Corporation;”

(c)

Prepaid assets not assignable or assumable by Buyer that are set forth on Schedule 1.3(c);

(d)

Prepaid and deferred income tax assets of the Seller as they relate to the Business;

(e)

All refunds pertaining to tax obligations of the Seller as they relate to the Business, but only to the extent such refunds relate directly to a period ending at or prior to Closing;

(f)

All assets relating to the Benefit Plans;

(g)

All software and related documentation thereof which is non-transferable and is set forth on Schedule 1.3(g);

(h)

All leased vehicles and transportation not otherwise assignable to Buyer that are set forth on Schedule 1.3(h);

(i)

All rights and interest in and to those loans and accounts receivable disclosed on Schedule 1.3(i), between or among any of the divisions or entities comprising the Business and any divisions or affiliated companies of Seller that are not engaged in the Business;

(j)

All rights and interest in and to the Business Contracts set forth on Schedule 1.3(j) (the “Excluded Contracts”); and

(k)

The shares of capital stock of the Seller.

1.4

Assumed Liabilities and Obligations.

As of the Closing Date, BW Operations shall assume and thereafter pay, perform or discharge the following liabilities of the Seller to the extent incurred in connection with its operation of the Business except as excluded under Section 1.5 below (the “Assumed Liabilities”):

(a)

Obligations under the sales contracts and customer orders which are open as of the Closing Date other than with respect to breaches thereof occurring prior to the Closing Date;

(b)

Obligations arising on or after the Closing Date under the Personal Property Leases of the Business specifically assumed by Buyer other than with respect to breaches thereof occurring prior to the Closing Date;

(c)

Obligations arising on or after the Closing Date under the Purchased Real Property Leases of the Business other than with respect to breaches thereof occurring prior to the Closing Date;

(d)

Obligations arising or vesting subsequent to the Closing Date under the Business Contracts other than with respect to breaches thereof occurring prior to the Closing Date;

(e)

Current liabilities and obligations under the trade accounts payable, purchase orders and commitments for materials, services or goods provided which are open as of the Closing Date as set forth on Schedule 1.4(e) (“Accounts Payable”) and are reflected in Net Working Capital;

(f)

Liabilities and obligations to Transferred Employees arising from events or occurrences on and after the Closing Date, including liabilities for accident, disability, health and workers’ compensation insurance or benefits arising from events or occurrences on and after the Closing Date;

(g)

Obligations arising from events or occurrences subsequent to the Closing Date under the following collective bargaining agreements (collectively, the “Collective Bargaining Agreements”) relating to employees of the Business:

(i)

Collective Bargaining Agreement effective March 26, 2010 to March 8, 2013, between Snappy Air Distribution Products, Inc. and The Sheet Metal Workers’ International Association, Local #10;

(ii)

Collective Bargaining Agreement effective October 6, 2011 to October 6, 2012, between Alco Manufacturing Company, an unincorporated division of Standex Air Distribution Products, Inc. and The International Association of Machinists and Aerospace Workers;

(iii)

Collective Bargaining Agreement effective September 2, 2009 to September 1, 2012, between Standex Air Distribution Products, Inc. and The Sheet Metal Workers’ Local Union, No. 71; and

(iv)

Collective Bargaining Agreement effective November 1, 2011 to November 1, 2014, between Standex ADP-Philadelphia and Laborers International Union of North America, Local #57.

(h)

Liabilities and obligations for Federal, state, and local taxes, duties and assessments and personal property taxes of the Business arising from events or occurrences on and after the Closing Date other than taxes based on the income of the Seller;

(i)

Obligations for real estate taxes for the Owned Real Property to the extent arising and accruing with respect to periods on and after the Closing Date;

(j)

Liabilities for utilities relating to the Business arising on or after the Closing Date;

(k)

Product warranty obligations which arise on or after the Closing due to sales of products by the Business on or after the Closing Date;

(l)

Liabilities, obligations or claims for damage or injury (real or alleged) to persons or property arising from the ownership, possession or use of any products manufactured, shipped or sold by the Business on or after the Closing Date;

(m)

All liabilities and obligations under the licenses, permits and franchises transferred pursuant to this Agreement accruing on or after the Closing Date;

(n)

All liabilities under Environmental Laws attributable solely to the acts of Buyer, its officers, directors, employees, equityholders, agents, members, managers, partners, legal representatives, successors or assigns of the Business on or after the Closing Date;

(o)

All liabilities with respect to all actions, suits, proceedings, disputes, claims or investigations arising out of or related to the conduct of the Business or that otherwise arise out of or are related to the ownership of the Purchased Assets by Buyer on or after the Closing Date;

(p)

Accrued vacation and sick leave benefits due to employees of the Business who become Transferred Employees under Section 7.2(b) on or after the Closing Date to the extent included in Net Working Capital;

(q)

Liabilities, obligations or claims for severance payments, expenses or costs (including accrued vacation compensation) for all employees of the Business, who become Transferred Employees under Section 7.2(b) wherever located, who are employed by Buyer on the Closing Date and whose employment is terminated after the Closing Date;

(r)

Any and all costs, liabilities, obligations and expenses, arising in connection with either the relocation or consolidation of any of the business operations of the Business on and after the Closing to a new location or the termination, curtailment or other reduction by Buyer on and after the Closing Date of any of the operations of the Business, wherever located;

(s)

All liabilities and obligations under those accounts payable between any of the entities or divisions comprising the Business, which are disclosed on Schedule 1.4(s) to the extent included in Net Working Capital; and

(t)

All liabilities for products returned by customers of the Business in accordance with the terms and conditions of sale of the Business related to shipments made on and after the Closing Date.

1.5

Excluded Liabilities and Obligations.

Buyer does not assume and shall not be liable for any debt, obligation, claim, responsibility, liability or expense (including court costs and reasonable attorneys’ fees) arising in, out of or with respect to the Business or Seller which is not specifically defined in the Assumed Liabilities in the foregoing Section 1.4 and whether arising prior to, on or after the Closing Date (the “Excluded Liabilities”).

Notwithstanding Section 1.4, without limiting the generality of the foregoing, the Excluded Liabilities include:

(a)

All liabilities or obligations arising from any breach of any covenant, agreement, representation or warranty of Seller contained herein or arising from, out of, or in connection with the transactions contemplated by this Agreement;

(b)

All liabilities and obligations of the Seller incurred after the Closing Date, other than as set forth in any section of Section 1.4;

(c)

Liabilities and obligations of Seller for Federal, state and local taxes relating to periods occurring prior to the Closing Date or which were incurred prior to the Closing Date;

(d)

Liabilities, obligations or claims for damage or injury (real or alleged) to Persons or property arising from the ownership, possession or use of any products manufactured, shipped or sold by the Business prior to the Closing Date;

(e)

Liabilities and obligations with respect to litigation, if any, pending as of the Closing Date or otherwise arising out of events or transactions occurring prior to the Closing Date, including those with respect to the matters set forth on Schedule 4.17;

(f)

Liabilities and obligations arising out of transactions, commitments, infringements, acts or omissions by or on behalf of Seller, except for those expressly assumed under Section 1.4 by Buyer;

(g)

Liabilities and obligations of the Seller or its ERISA Affiliates accruing under any pension, profit sharing, retirement or other employee benefit plan of the Seller or its ERISA Affiliates (including the Benefit Plans), including any withdrawal liability relating to multiemployer plans (as defined pursuant to Section 3(37)(A) of the Employee Retirement Income Security Act of 1974 or any successor law and regulations and rules issued pursuant to that Act or any successor law (“ERISA”) in which Seller or an ERISA Affiliate is making or has made contributions or has any liability that has been or may be incurred (collectively “Multiemployer Plans”), including any such liability incurred prior to or as a result of the Closing or the sale of assets contemplated by this Agreement or any liability that may be imposed on Buyer or its Affiliates as a successor to Seller or its ERISA Affiliates or for any other reason (such liabilities being collectively referred to as the “MEPP Withdrawal Liability”);

(h)

Liabilities and obligations to employees or former employees of the Business with respect to vacation or sick leave pay (except to the extent included in the Assumed Liabilities described in Section 1.4(q));

(i)

Liabilities and obligations to employees or former employees for accident, disability, health and workers’ compensation insurance or benefits or other fringe or welfare benefits arising from events or occurrences prior to the Closing Date;

(j)

Liabilities and obligations under passenger vehicle leases relating to the Business;

(k)

Liabilities and obligations to any Person relating to any retirement plans other than pursuant to the Collective Bargaining Agreements;

(l)

Liabilities and obligations arising prior to the Closing Date under any agreement with any labor organization;

(m)

Liabilities and obligations under those accounts payable and/or intercompany loans between any of the entities or divisions comprising the Business and any divisions or affiliated companies of Seller that are not engaged in the Business, including those that are disclosed on Schedule 1.5(m);

(n)

Liabilities under Environmental Laws, except to the extent such liabilities are attributable solely to the acts of Buyer and/or its successors and assigns on or after the Closing Date;

(o)

Liabilities and obligations under Excluded Contracts and any Business Contracts that are required to be listed on Schedule 4.20 but are not so listed;

(p)

Liabilities and obligations relating to the Excluded Assets; and

(q)

Any and all other liabilities, debts or obligations of Seller, fixed or contingent, known or unknown as of the Closing Date, other than those expressly assumed by Buyer under Section 1.4.

1.6

Condition of Purchased Assets.

Except as otherwise expressly provided herein or in the documents executed by Seller in connection with the Closing, Seller disclaims and expressly excludes any representation or warranty, express or implied, as to the quality, durability, suitability, condition, design, operation, merchantability or fitness for use or for any particular purpose of the Purchased Assets (or any part or item thereof).

ARTICLE II

CONSIDERATION FOR TRANSFER

2.1

Purchase Price.

The purchase price to be paid (i) by BW Operations for the Purchased Assets (other than the Owned Real Property) shall be $13,100,000.00 and (ii) by BW Real Estate for the Minnesota Real Property, the New York Real Property and the Georgia Real Property shall be $1,325,000, $175,000 and $1,500,000, respectively, (such amounts described in clauses (i) and (ii), the “Aggregate Purchase Price”) with such Purchased Assets conveyed on a “cash-free” and “debt-free” basis.  The purchase price will be adjusted dollar-for-dollar, upward or downward to the extent of any positive or negative variance (respectively) at the time of the Closing from the normalized Net Working Capital value of $13,400,000 (“Normalized Net Working Capital”) in accordance with Sections 2.4 and 2.5 below.  The Aggregate Purchase Price plus or minus the adjustment from the Normalized Net Working Capital described in Section 2.5 (the “Purchase Price Adjustment”) shall be the purchase price (the “Purchase Price”).

“Net Working Capital” for purposes of determining any purchase price adjustment shall mean, as of the Closing Date, the net value of net Accounts Receivable less than one hundred twenty (120) days old plus the value of the Inventory (excluding the Inventory that is the subject of the Doral Steel Dispute), minus trade Accounts Payable incurred in the ordinary course of business, assuming all other current liabilities arising from Seller’s operation of the Business prior to the Closing Date will be eliminated as of the Closing Date in accordance with Section 6.5.

2.2

Payment of Purchase Price.

The Aggregate Purchase Price shall be payable at the Closing in the form of:

(a)

a wire transfer in the amount of $13,100,000 (the “Cash Purchase Price”) by BW Operations to an account designated by Seller as payment for the Purchased Assets (other than the Owned Real Property); and

(b)

a promissory note issued by BW Real Estate in the aggregate amount of $3,000,000, substantially in the form of Attachment I, and secured by a first mortgage on each of the Owned Real Property (the “Seller Note”) as payment for the Owned Real Property.

2.3

Physical Inventory.

(a)

The value of the inventory as of the Closing Date shall be determined in accordance with GAAP with reference to a physical inventory to be taken by Seller within five days before the Closing Date and rolled forward to the Closing Date (the “Closing Inventory”).  The Closing Inventory shall be taken at Seller’s expense, and Seller shall prepare and deliver to Buyer a copy of the Closing

Inventory.  Buyer and its representatives shall have the right to be present at and observe the taking of the Closing Inventory.

(b)

The inventory to be taken pursuant to Section 2.3(a) above, shall take the following into consideration to the extent not inconsistent with GAAP:

(i)

Shortages which, for purposes of this section are defined as the net total difference of inventory quantities in the perpetual inventory ledger as compared to actual inventory quantities counted at the Closing Inventory, multiplied by the standard cost of each inventory item;

(ii)

Any portion of the raw material inventory that is obsolete and therefore not capable of being utilized in the ordinary course of business; and

(iii)

Any portion of the inventory that is damaged or is obsolete.

Each item of inventory counted pursuant to the physical inventories shall be valued in accordance with GAAP at Seller’s actual cost using a first in, first out basis.

2.4

Closing Statement of Net Working Capital.

Within thirty (30) days following the Closing Date, Buyer, at its cost and expense, shall prepare and deliver to Seller a statement of Net Working Capital as of the Closing Date (the “Closing Date Statement of Net Working Capital”).  A sample Closing Date Statement of Net Working Capital is attached hereto as Schedule 2.4 calculating Net Working Capital as of January 31, 2012 (the “Sample Net Working Capital Statement”).  Such statement shall be prepared on a basis consistent with the methodology used by Seller to prepare the financial statements referenced in Section 4.4 and the Sample Net Working Capital Statement and will be prepared using the results of the Closing Inventory.  Buyer shall also prepare and deliver to Seller a statement setting forth the calculation of the adjustment from the Normalized Net Working Capital, which was calculated as set forth on Schedule 2.4.

2.5

Closing Statements; Settlement of Purchase Price; Dispute Resolution.

Buyer agrees that it will provide Seller, and its auditors and accountants with reasonable access to the data and information on which the Closing Statement of Net Work Capital is based.

In the event the Seller disagrees with the Closing Date Statement of Net Working Capital, Seller shall, within thirty (30) days following receipt of the said statement, notify Buyer in writing as to Seller’s specific objection or objections, detailing the basis for each such objection.  Buyer and Seller shall use their best efforts to resolve these objections within five (5) business days following the receipt by Buyer of the Seller’s objections to the Closing Date Statement of Net Working Capital.  If Buyer and Seller do not reach a final resolution within such period, they shall promptly submit the disputed matters to binding arbitration before a regionally or nationally recognized independent accounting firm mutually agreed upon by both of them.  Buyer and

Seller shall share equally in the cost of such arbitration.  The arbitration will concern, and the arbitrator will consider, only those items and amounts in dispute between Buyer and Seller and may not assign or value any item greater than the greatest value for such item claimed by Buyer or Seller, or less than the smallest value for such item claimed by Buyer or Seller.  The arbitrator’s determination will be based solely on written presentations by Buyer and Seller, and the arbitrator shall not be permitted (absent mutual written agreement of Buyer and Seller to the contrary) to make any independent inquiry.  Absent mutual written agreement of Buyer and Seller, or order of the arbitrator, neither Buyer nor Seller shall be permitted to conduct discovery in the manner of a dispute being litigated in a court of competent jurisdiction.  Such prohibition shall include without limitation the taking of depositions; the service of written interrogatories, requests for production of documents or requests for admission; and the testimony of live witnesses.  The determination of the arbitrator shall be binding and conclusive on the parties as to the items and amounts presented.  Buyer and Seller agree that they will instruct the arbitrator to establish a schedule for the arbitration which will allow it to be completed within thirty (30) days after the dispute is first submitted to the arbitrator.

Within two (2) business days of the earlier of (i) Buyer’s receipt of Seller’s written agreement to the Purchase Price Adjustment, (ii) the lapsing of the thirty (30) day period within which Seller must object to the Closing Date Statement of Net Working Capital if the Seller has not so objected, or (iii) the final determination of the arbitrator as set forth in the preceding paragraph, either (A) the Buyer shall pay to Seller the adjustment to the Normalized Net Working Capital amount if Net Working Capital as determined above is in excess of Normalized Net Working Capital or (B) the Seller shall pay to Buyer the adjustment to the Normalized Net Working Capital amount if Normalized Net Working Capital is in excess of Net Working Capital as determined above.

ARTICLE III

CLOSING

Subject to the satisfaction of the conditions set forth herein, the transfer of the Purchased Assets contemplated by this Agreement (the “Closing”) shall be documented at the offices of Standex International Corporation, 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079 at 10:00 a.m. no later than the earlier of: (i) 30 days from the date hereof; or (ii) the date the Buyer is able to provide health insurance coverage to the Transferred Employees; provided, however, in the event that Buyer has not procured health insurance coverage for the Transferred Employees within 30 days from the date hereof, the Seller shall have the option, in its sole discretion, to extend the Closing Date until such insurance is procured (the date of such Closing, the “Closing Date”).  Upon such consummation, the transfer of the ownership of the Business and the Purchased Assets shall be deemed to be effective and to have occurred as of 12:01 a.m. local time on the Closing Date.  On the Closing Date, all transactions shall be conducted substantially concurrently and no transaction shall be deemed to be completed until all are completed.

3.1

Deliveries by Seller to Buyer.

At the Closing, Seller shall deliver to Buyer the following:

(a)

A certificate of an authorized officer of the Seller certifying as to the continued accuracy of the representations and warranties, the performance and observance of the covenants and the compliance with the conditions precedent contained in Articles IV, VI, VII, VIII, IX, and XI respectively, of this Agreement, as applicable to the appropriate entities comprising the Business;

(b)

A certificate of an authorized officer of each respective entity comprising the Seller certifying (i) as to the resolutions of the Board of Directors and the shareholders of such Seller authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and that such resolutions have not been amended or rescinded and remain in full force and effect, and (ii) a good standing certificate for each such Seller, dated as of a date not more than 10 Business Days prior to the Closing Date, from the jurisdiction of its organization and from Georgia, Oregon, New York, Minnesota and Pennsylvania, as applicable, and (iii) as to the incumbency and signatures of any of the Seller’s officers who shall execute documents at the Closing or who have executed this Agreement;

(c)

Bill of Sale for the items constituting the Purchased Assets, substantially in the form of Attachment II;

(d)

Assignment and Assumption Agreement for the items constituting the Assumed Liabilities, substantially in the form of Attachment III;

(e)

The following deeds transferring marketable fee simple title to the Owned Real Property listed on Schedule 4.18 free and clear of all liens, charges and encumbrances, except for Permitted Exceptions: (i) for Georgia, a limited warranty deed, (ii) for New York, a warranty deed, and (iii) for Minnesota, a warranty deed, each in the applicable form attached hereto as Attachment IV;

(f)

Title insurance policy for each Owned Real Property issued by a title insurance companies authorized to transact business in the states where the respective Owned Real Property is located, showing Buyer as the named insured, covering title to the Owned Real Property as disclosed on Schedule 4.18 attached hereto insuring marketable title, subject to the Permitted Exceptions, the cost of such policy or policies to be shared equally by Seller and Buyer;

(g)

Surveys prepared in accordance with the ALTA/ACSM Minimum Standard Detail Requirements for Land Title Surveys of the Owned Real Property that (i) is made in compliance with the applicable state of location of the respective real properties , (ii) reflects the location of all locatable easements or encroachments, if any, and (iii) shall be certified to Buyer and its title insurer in a manner sufficient for the title insurer to issue the title policy to be delivered by Seller to Buyer without a general exception for matters of survey;

(h)

Non-Competition, Non-Solicitation and Confidentiality Agreements substantially in the form of Attachment V;

(i)

Assignment of all intellectual property rights in forms satisfactory for recording with all applicable agencies, registries and/or offices, substantially in the applicable form of attached hereto as Attachment VI;

(j)

Uniform Commercial Code, tax and judgment lien search results, prepared by a nationally recognized search provider, dated as of a date not more than 10 business days prior to the Closing Date;

(k)

With respect to the sale of the Owned Real Property, (i) an owner’s affidavit in form reasonably acceptable to Buyer and Buyer’s title insurer, such that the title insurance issued to Buyer at Closing for each Owned Real Property will not take exception for (A) rights or claims of parties in possession, (B) liens or rights to lien for services, labor or material, (C) taxes or special assessments (other than those not yet due and payable for the year of Closing, and (D) defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing the public records or attaching subsequent to the effective date of the most current title commitment for such Owned Real Property but prior to the date that the deed transferring title to such Owned Real Property is recorded in the public records, (ii) an affidavit in a form complying with law that Seller is not a “foreign person” within the meaning of the Foreign Investment in Real Property Tax Act, (iii) information necessary to complete an IRS Form 1099 with respect to the Owned, and (iv) any other documentation, agreements, and affidavits reasonably required by Buyer’s title insurer in order to issue the title policies for the Owned Real Property;

(l)

The Sub-Lease Agreement, substantially in the form of Attachment VII;

(m)

The Transition Services Agreement, substantially in the form of Attachment VIII; and

(n)

Such other instruments or documents as may be reasonably necessary and satisfactory in form and substance to Buyer to vest Buyer on the Closing Date with good and marketable title to the Purchased Assets and subject to no mortgage, pledge, lien, charge, security interest or other right, interest or encumbrance, to carry out the transactions contemplated hereby and to comply with the terms hereof.

At the Closing, Seller shall take all steps necessary to put Buyer in actual possession and operating control of the Purchased Assets.

3.2

Deliveries by Buyer to Seller.

At the Closing, Buyer shall deliver to Seller the following:

(a)

A wire transfer of immediately available funds to an account designated by Seller in an amount equal to the Cash Purchase Price;

(b)

The Seller Note;

(c)

First mortgages or deeds of trust on the Owned Real Property to secure the Seller Note in such form and substance as is required in the applicable state where the security is to be recorded, each in the applicable form attached hereto as Attachment IX;

(d)

The Sub-Lease Agreement, substantially in the form of Attachment VII;

(e)

The Transition Services Agreement, substantially in the form of Attachment VIII;

(f)

A certificate of an authorized officer of Buyer certifying as to the resolutions of the Board of Directors of Buyer authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and that such resolutions have not been amended or rescinded and remain in full force and effect;

(g)

A certificate of an authorized officer of Buyer certifying as to the accuracy of its representations and warranties, the performance and observance of its covenants and the compliance with the conditions precedent contained in Articles V, VII VIII, X and XI, respectively of this Agreement; and

(h)

Such other instruments or documents as may be reasonably necessary and satisfactory in form and substance to Seller for assumption of liabilities and obligations and in order to carry out the transactions contemplated hereby and to comply with the terms hereof.

3.3

Payment of Taxes and Other Charges.

In accordance with customary practice in the state in which the relevant assets are located, Buyer or Seller, as the case may be, shall pay all transfer and mortgage taxes, charges and fees of Governmental Authorities in connection with the transactions contemplated hereby (other than the Seller’s income taxes or capital gains taxes) when due (which the parties acknowledge that the foregoing means the Buyer will pay the mortgage taxes on the mortgages on the Owned Real Property and the Seller will pay the transfer taxes related to the transfer of the Owned Real Property) and Buyer will prepare and file any returns and other filings relating to any such taxes, fees, charges or transfers.  Seller shall be responsible for the costs of the surveys delivered hereunder and any and all taxes related to Seller’s income or capital gains including such taxes arising out of the sale contemplated by this Agreement.  Buyer and Seller shall each be responsible for one-half of the fees charged by the Title Company to handle the recordation of the documents to be recorded in the real property records.

Notwithstanding anything in this Agreement to the contrary, if the actual amount of the real property taxes and assessments is not known on the Closing Date, they shall be prorated on the basis of the amount of taxes and assessments applicable to each Owned Real Property for the previous tax year, and upon request by either party, such taxes and assessments shall be adjusted between the parties when the actual amount of taxes and assessments payable in the year of Closing is known to Buyer and Seller provided that the actual amount of taxes and assessments for the year of Closing differs by more than $500.00 from the tax amount used in the proration of taxes and assessments at Closing.  The parties shall provide such written documentation and other evidence to each other as is necessary to give effect to these provisions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller (and each of them jointly and severally) hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date, as follows:

4.1

Authority.

Each Seller has full legal right, power and authority to execute and deliver this Agreement and the other documents being executed in connection herewith, and to carry out the transactions contemplated hereby and thereby.  All corporate and other actions required to be taken by each Seller to authorize the execution, delivery and performance of this Agreement and the other documents being executed in connection herewith and all transactions contemplated hereby and thereby have been duly and properly taken.  No governmental authorization is required in connection with Seller’s authorization, execution, delivery and performance of this Agreement and the other documents being executed in connection herewith and the transactions contemplated hereby and thereby.  Each Seller has delivered to the Buyer accurate and complete copies of its articles/certificate of incorporation, bylaws and any other fundamental governance documents, as currently in effect.

4.2

Validity.

This Agreement and the other documents to be delivered at the Closing have been, or will be prior to their delivery, duly executed and delivered and are, or will be the lawful, valid and legally binding obligations of each Seller enforceable in accordance with their respective terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance on the Purchased Assets or the Business or the creation of a right of acceleration of any indebtedness or other obligation of the Seller or the Business and will not restrict the ability of Buyer to carry on the Business as currently conducted, and are not prohibited by, do not require any consent under, do not violate or conflict with any provision of, and will not result in a default under:

(a)

The charter, documents of incorporation or by-laws or similar organization or governance documents of any Seller;

(b)

Any material contract, agreement or other instrument to which a Seller is a party;

(c)

Any applicable regulation, order, writ, decree or judgment of any court or governmental agency; or

(d)

Any Law applicable to a Seller or the Business.

The instruments of transfer delivered to Buyer are valid in accordance with their terms and in proper form and substance to effectively transfer to Buyer good and marketable title to the Purchased Assets

4.3

Due Organization.

Each Seller is a corporation incorporated and validly existing and in good standing under the Laws of the jurisdiction of its organization or incorporation as set forth in the preamble to this Agreement.  Each Seller has all necessary power and authority and all material requisite licenses, permits and franchises to own, operate or lease its properties and to carry on the Business.

Each Seller is duly licensed and qualified to do business as a corporation and is in good standing in all states and other jurisdictions where, by the nature of the Business or the character or location of the property or personnel of the Business require such qualification, except where a failure to so qualify would not be reasonably expected to have a Material Adverse Effect.

4.4

Financial Statements.

Sellers have delivered to Buyer (a) unaudited financial statements of the Business for the fiscal years ending June 30, 2011 and 2010, including the balance sheets as of such dates and the related unaudited consolidated statements of income for each of the fiscal years then ended, (b) an unaudited, consolidated balance sheet of the Business as of January 31, 2012 (the “Interim Balance Sheet”) and (c) unaudited consolidated statements of income for the six months ended January 31, 2012 (the “Financial Statements”).  Such Financial Statements and notes fairly present the financial condition and the results of operations and cash flow of the Business as at the respective dates of and for the periods referred to in such Financial Statements, all in accordance with GAAP, subject, in the case of interim financial statements, to the absence of notes.  The Financial Statements referred to in this Section 4.4 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in Schedule 4.4.

4.5

Interim Change.

Since September 30, 2011, the Sellers have conducted the Business in the ordinary course of business and there has not been:

(a)

Any change in the financial condition, assets, liabilities, personnel, properties or results of operations of Seller or in its relationships with suppliers, customers, distributors, lessors or others that would cause a Material Adverse Effect;

(b)

Any material damage, destruction or loss affecting the Purchased Assets;

(c)

Any forgiveness or cancellation of any material debts or claims, or waiver of any rights;

(d)

Any increase in the compensation, commission, bonus, annual incentive or other form of remuneration payable to or to become payable by a Seller to any of its officers or salaried employees of the Business except as disclosed on Schedule 4.5;

(e)

Any adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, annual incentive, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Seller in connection with the Business;

(f)

Any unresolved labor dispute, any actual or threatened strikes, work stoppages, slowdowns or lock-outs involving or affecting the Business;

(g)

Any disposition by Seller of any property, right or other Purchased Asset of the Business, except dispositions of Inventory in the usual and ordinary course of the Business;

(h)

Any advancements to or investments in or transfer of assets to any Affiliate;

(i)

Any amendment or termination of any material contract, agreement or license or of any lease of real or personal property other than in the ordinary course of business

(j)

change in the accounting methods used by the Seller in connection with the Business;

(k)

acquisition of assets by the Seller in connection with the Business other than in the ordinary course of the Business;

(l)

change in the material terms of any Material Contracts;

(m)

Any event or condition of any character which, either individually or in the aggregate that would cause a Material Adverse Effect to the Business or the Purchased Assets; or

(n)

Any agreement, whether oral or written, by the Seller to do any of the foregoing.

Since the effective dates of the applicable Title Commitments, no mortgage, liens, security interests, easements or other restrictions or encumbrances of any kind have been recorded or, to the Knowledge of the Seller, created, that encumber the Owned Real Property.

Since the effective dates of the applicable Surveys, there have been no alterations, repairs or improvements made to the Owned Real Properties that would make such Surveys inaccurate in any respect.

4.6

Purchased Assets.

Each Seller  is the sole and exclusive legal and equitable owner of all right in and has good, marketable and indefeasible title or right, as the case may be, to all of the Purchased Assets which are identified in Section 1.2 hereto, free and clear of any mortgage, pledge, charge, lien, claim, right, security interest, encumbrance, covenant, or restriction of any kind or nature, direct or indirect, whether accrued, absolute, contingent or otherwise, except only those encumbrances or restrictions as specifically set forth in Schedule 4.6 or in the Title Commitments for the Owned Real Property.

The execution of this Agreement and the performance of the covenants herein contemplated will not result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Seller, the Purchased Assets or the Business pursuant to any indenture, agreement, industrial development bond or other instrument to which Seller is a party or by which Seller is bound or by which the Business or Purchased Assets may be affected.

4.7

Condition of Purchased Assets.

The buildings, plants, structures, machinery, tools, dies, furniture, fixtures, equipment and other tangible personal property of the Business are structurally sound and are in good and serviceable operating condition and repair, ordinary wear and tear excepted.  None of such buildings, plants, structures, machinery, tools, dies, furniture, fixtures or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.  The Purchased Assets (a) constitute all of the assets used by the Seller in connection with the operation of the Business  and (b) are sufficient for the continued conduct of the Business by the Buyer after the Closing in substantially the same manner as conducted prior to the Closing.

4.8

Accounts Receivable.

All outstanding Accounts Receivable reflected on the Interim Balance Sheet were, and the Accounts Receivable included among the Purchased Assets will be, due and valid claims against customers for goods or services delivered or rendered in the ordinary course of the Business and will be collectible in the aggregate face value thereof within 120 days of their respective due dates in the ordinary course of the Business, except as reserved against in accordance with GAAP on the Interim Balance Sheet, in a manner consistent with prior practice. To Seller’s Knowledge, there is no contest, claim, or right of set-off, other than returns in the ordinary course of the Business, under any Material Contract with any obligor of an Account Receivable relating to the amount or validity of such Account Receivable.

4.9

Inventory.

All Inventories are properly valued at Seller’s actual cost on a first-in, first-out basis in accordance with GAAP consistently applied.  All Inventories contain no material amounts that are not of good and merchantable quality, are salable and usable for the purposes intended in the ordinary course of the Business, and meet the current standards and specifications of the Business and are at levels adequate, but not excessive, in relation to the circumstances of the Business and in accordance with past inventory stocking practices.  All obsolete, slow-moving or below standard quality Inventory is reflected on the Financial Statements at no more than its realizable market value as of the date of such statements.  All Inventories disposed of subsequent to September 30, 2011 have been disposed of in the ordinary course of the Business and at prices and under terms that are normal and consistent with past practice. Except as set forth below, all of the Purchased Inventories are located on the Purchased Real Property.  The Seller is not in possession of any inventories not owned by the Seller, including goods already sold.  Other than in accordance with the written return policy of the Business set forth in Schedule 4.9, no customer of the Seller has the right to return for credit or refund items that, if returned, would be included in the Inventories pursuant to any agreement, understanding or practice of the Seller with respect to taking back any product (other than with respect to defective products).  Other than the purchase of raw material steel held in warehouses, without limiting the generality of the foregoing, there is no product or raw materials of the Business in the possession of customers or vendors of the Business on consignment or on a similar basis. Other than the Inventory that is the subject of the Doral Steel Dispute, no Inventory is the subject of any dispute with a supplier to the Business.

4.10

Liabilities.

Except to the extent specifically disclosed pursuant to this Agreement, no Seller has, and as of the Closing Date no Seller will have, as the case may be, any liabilities, obligations or indebtedness of any nature related to the Business.  From the date hereof until the Closing Date, no Seller will incur indebtedness of any nature related to the Business or the Purchased Assets, except in the ordinary course of Business.  No Person has the power on behalf of any Seller to confess judgment against the Business or the Purchased Assets.

4.11

Taxes.

All Federal, state and local Tax returns and all employment Tax returns and unemployment Tax returns required to be filed by a Seller, including but not limited to payroll Taxes and Tax deductions, have been filed or will be filed in a timely manner and such returns have been complete and accurate.  Except as disclosed on Schedule 4.11 hereto, there are no agreements, waivers, ruling requests or other arrangements providing for an extension of time with respect to the assessment of any Tax or deficiency against ADP or the Business, nor are there any actions, suits, proceedings, investigations or claims now pending against the Business in respect of any Tax or assessment with any Federal, state or local authority relating to any Taxes or assessments asserted by any such authority.  Adequate provision has been made for Taxes payable for the current period for which Tax returns are not yet required to be filed.  All Taxes due and payable have been paid (or, with respect to Standex International Corporation,  payment deadlines properly extended). Seller has made provision for the payment of all Taxes for which any Seller has received an assessment but that are not yet due and payable.

4.12

Intellectual Property.

Schedule 4.12 hereto contains a complete and correct list and summary description of all registered patents, trademarks, trademark rights, trade names, trade name rights, service marks, licensed or subscription-based software, copyrights, and applications, licenses or other agreements relating to any of the foregoing, which are utilized in the Business (collectively, the “Seller Intellectual Property”).  Seller owns, has been granted a license to use or otherwise has the right to use all of the Seller Intellectual Property.  Except as described in Schedule 4.12, (i) no Seller has licensed to any other Person or granted any rights to any Person with respect to the Seller Intellectual Property, (ii) upon the Closing, Buyer will not have any contractual limitation or restriction on its right to use any Seller Intellectual Property Right, and (iii) Seller, to its Knowledge, has not infringed upon or misappropriated any intellectual property rights of others with respect to the manner in which the Business is presently conducted.  No Seller has received any notice of any such infringement, and has no Knowledge of any patent, invention or copyright which would infringe upon, or be infringed by any of the foregoing or render obsolete or adversely affect the manufacture, distribution or sale of products or services relating to the Business.  All fees and charges to maintain the patents and trademarks set forth on said Schedule 4.12 have been timely paid.  To the Seller’s Knowledge, no third party is infringing upon or misappropriating any Seller Intellectual Property.  Further, no claim has been asserted against Seller by any third party that such third party has any right, title or interest in or to any of the Seller Intellectual Property.

4.13

Trade Secrets, Proprietary Information and Know-How.

All material information in the nature of trade secrets or proprietary information owned by a Seller, including software, copyrighted material, electronic data processing systems, program specifications and technical information, if any, relating to the Business (all individually and collectively referred to as “ Proprietary Information”) is documented and in the possession of the Business.  No Seller has Knowledge of any violation of such trade secret rights or copyrights with respect to such Proprietary Information.

4.14

Personal Property Leases.

Schedule 4.14 hereto contains a complete and correct list and summary description of all material Personal Property Leases used in the Business.  No Seller is a party to or bound to any material leases for personal property relating to the Business except the Personal Property Leases referred to in this Section.  With respect to the Personal Property Leases:

(a)

Such Personal Property Leases are in full force and effect and are valid, binding and enforceable in accordance with their respective terms as to Seller, and as to Seller’s Knowledge, as to any other party thereto;

(b)

No material amounts payable under any such Personal Property Lease are past due;

(c)

Each party thereto has complied with all material commitments and obligations on its part to be performed or observed under each of the Personal Property Leases;

(d)

No Seller is in default and no Seller has received any notice of default (other than defaults which have been waived or cured) under any Personal Property Lease, or any other communication calling upon a Seller to comply with any provision of any such Personal Property Lease or asserting noncompliance, and, except for events and conditions which have been waived or cured, no event or condition has happened or exists which constitutes a material default under any Personal Property Lease;

(e)

Except as disclosed on Schedule 4.14, there does not exist any security interest, lien or encumbrance of others (excluding the lessor) created or suffered to exist on the leasehold interests created under any Personal Property Lease; and

(f)

The assignment of any such Personal Property Lease to Buyer without notice to, or consent or approval of, any party will not constitute a breach of, or default under, any Personal Property Lease.  To the extent required, Seller has obtained, or will obtain, and will deliver to Buyer on, or promptly after the Closing Date, any consents or approvals of any parties required in connection with the assignment of such material Personal Property Leases to Buyer.

4.15

Motor Vehicles.

All motor vehicles and other transportation equipment owned or leased by Seller and used in the operation of, or relating to, the Business, are listed on Schedule 4.15.

4.16

Employees/Employee Benefits.

Schedule 4.16 contains (a) a list of all collective bargaining agreements and other agreements of any kind with a labor organization, incentive arrangements and other written arrangements or understandings of Seller with respect to employees of the Business, other than at-will employees; (b) a complete and accurate list, as of September 30, 2011 of the name, job title (to the extent applicable), and current rate of compensation for each employee of the Business;  and (c) a list of the employees of the Business terminated by the Seller during the 90-day period prior to the date hereof.  Except as set forth in Schedule 4.16, to Seller’s Knowledge, no employee of the Business with annual compensation in excess of one hundred thousand dollars ($100,000) has any plans to terminate employment with the Seller.  There are no controversies pending or, to the Knowledge of Seller, threatened controversies involving any employee of the Business with annual compensation in excess of one hundred thousand dollars ($100,000).  Each Seller is in compliance in all material respects with all applicable federal, state and municipal

Occupational Safety and Health Laws concerning or affecting employees of the Business.  There is no Material Contract (a) for the employment of any individual in connection with the Business or (b) relating to the payment of any severance or termination payment or bonus to any employee of the Business in connection with the Business, except for such severance, termination or bonus payments that will remain the sole obligation of the Seller.

Except as set forth on Schedule 4.16, as it relates to the Business, no Seller has been since June 30, 2010 or is, subject to any adverse rulings, findings or determinations of unlawful employment practices or violations of other related statutes, and Seller has not received any written notice of any pending or threatened investigation, proceeding, labor dispute or litigation relating to any unlawful employment practice claim or claims or violations of other related statutes, executive orders or administrative determinations or regulations.

Schedule 4.16 sets forth a narrative description with respect to each employee of the Business of: (A) each written employee benefit plan, as defined in Section 3(3) of ERISA, and (B) to the extent not covered under (A) above, each fringe benefit, stock option, bonus, incentive compensation, deferred compensation, excess, supplemental executive compensation, employee stock purchase, vacation, health, sickness or disability, severance or separation, restricted stock or other employee benefit plan, agreement, policy or arrangement, whether written or oral, (1) which is or has been maintained or contributed to within the last three years by Seller or by an ERISA Affiliate for the benefit of employees or former employees of the Business (“Employees”) or (2) under which Seller has or may have any liability or obligation (the “Benefit Plans”).  No Benefit Plan provides health, dental, life insurance or other welfare benefits (whether on an insured or self-insured basis) to Employees after their retirement or other termination of employment (other than continuation coverage required under COBRA which may be purchased at the sole expense of the Employee).

With respect to each employee benefit plan or arrangement (including the Benefit Plans) maintained or contributed to by Seller or any corporation or other trade or business under common control with Seller (as determined under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, (the “Code”), a “ERISA Affiliate”), (i) the assets of the Business have not been subject to a lien under ERISA or the Code and (ii) there is no basis for the assertion of any such lien with respect to the Purchased Assets as the result of or after the consummation of the transactions contemplated by this Agreement.

Schedule 4.16 lists each Multiemployer Plan to which Seller or an ERISA Affiliate contributes with respect to the Business or under the Collective Bargaining Agreements or is obligated to contribute or during the five years prior to the Closing Date has been obligated to contribute, in each case for the benefit of Employees or former employees of the Business.  Neither Seller nor an ERISA Affiliate has withdrawn from any such Multiemployer Plan in a complete or partial withdrawal which has resulted in any withdrawal liability which has not been satisfied in full.  All required contributions to any such Multiemployer Plan have been made timely and in full.

No Seller is an “employee benefit plan” as defined in the ERISA, whether or not subject to ERISA, or a “plan” as defined in Section 4975 of the Code and none of the Purchased Assets constitutes (or is deemed to constitute for purposes of ERISA or Section 4975 of the Code, or any substantially similar federal, state or municipal Law) “plan assets” for purposes of 29 CFR Section 2510.3-101, as amended by Section 3(42) of ERISA or otherwise for purposes of ERISA or Section 4975 of the Code.

4.17

Litigation.

Except as set forth in Schedule 4.17 hereto, no Seller is engaged in or a party to any suit, claim, action or proceeding before or by any Federal, state, local or other governmental court, department, commission, board, agency or instrumentality, domestic or foreign (“Proceedings”), which relates to the Business or the Purchased Assets and no such Proceeding has been overtly threatened.  No Seller is subject to any order, writ, injunction or decree of any court, domestic or foreign, or any federal agency or instrumentality, and no Seller is in default other than immaterial defaults that would have no material or adverse effect on the Business or Purchased Assets, with respect to any order of any state or local department, commission, board, agency or instrumentality.

4.18

Title to Facilities; Encumbrances.

Real Property Leases.  Schedule 4.18 hereto sets forth a complete description of each real property lease related to the Business (the “Real Property Leases”) leased or subleased by a Seller including identification of the relevant lease or sublease, the amount of the security deposit, if any, thereunder, a street address, legal description, descriptive summary and list of contracts, agreements, leases, subleases, options and commitments, oral or written, including all material contracts, agreements, leases, subleases, options and commitments relating to or affecting such real property or any interests therein to which a Seller is a party or by which the Business or any property of the Business is otherwise bound or affected .  Seller has heretofore delivered to Buyer true and complete copies of all Real Property Leases.  All Real Property Leases are legally valid and binding and in full force and effect, and there have been no written or oral modifications, alterations or amendments of or to the Real Property Leases except as set forth on Schedule 4.18.  Seller is not in default under any of the terms and provisions of the Real Property Leases, and to the Selller’s Knowledge, no landlord under any of the Real Property Leases is in default of any of its obligations thereunder. To the Seller’s Knowledge, there are no defaults, offsets, counterclaims or defenses under the Real Property Leases, and no Seller has received any notice of any default, offset, counterclaim or defense under any of the Real Property Leases. As of Closing, there will be no agreements in place, and binding upon Buyer, regarding the payment of any leasing commissions to any party with respect to the Real Property Leases.  With respect to each Real Property Lease:

(a)

No amount payable under any such lease is past due;

(b)

Each Seller thereto has complied with all material commitments and obligations on its part to be performed or observed under each such lease;

(c)

No Seller has received any notice of default (other than defaults which have been waived or cured) under any Real Property Lease or any other communication calling upon Seller to comply with any provision of any Real Property Lease or asserting noncompliance and, except for events, and conditions which have been waived or cured; and

(d)

Except as set forth on Schedule 4.18, there does not exist any security interest, lien, encumbrance or claim of others (excluding the lessor) created or suffered to exist on the leasehold interest created under any Real Property Lease.

None of the rights of any Seller under any of the Real Property Leases will be impaired by the consummation of the transactions contemplated by this Agreement and all of such rights will be enforceable by Buyer after the Closing Date without the consent or agreement of any other party that has not been obtained by the Seller prior to Closing.  Seller will obtain prior to Closing, and will deliver to Buyer at the Closing, all consents or approvals of any parties required in connection with the assignment of the Real Property Leases to Buyer.  No assignment of any Real Property Lease hereunder will constitute a breach of, or default under, any provision of any such Real Property Lease, and upon such assignment, the Buyer will have and may enjoy and enforce all rights and benefits of the lessee under such leases.

Each Real Property Lease grants the Seller the exclusive right to occupy the demised premises thereunder, and the Seller enjoys peaceful and undisturbed possession under each such Real Property Lease.  The Seller has good and valid title to the leasehold estate under each such lease of the Leased Real Property, free and clear of all liens, and, to the Seller’s Knowledge, the landlord under each such lease has valid, good and marketable fee simple title to all the real property that is the subject of such lease, free and clear of all liens other than any mortgage Liens that are subject to a nondisturbance agreement pursuant to which the lender holding such mortgage lien has agreed in writing that the leasehold interest of the Seller in such property shall not be disturbed upon any foreclosure of such lien, any conveyance in lieu of foreclosure or the exercise of any other right or remedy available to such lender.

Owned Real Property.  Schedule 4.18 contains a complete and accurate list of each Facility that is owned by the Seller and used in the Business (excluding the Dallas, Texas Facility).  Each Seller, as the case may be, owns the Owned Real Property with good, marketable and insurable title subject only to the Permitted Exceptions.  None of the Owned Real Property is subject to any rights of way, building use restrictions, exceptions, easements, variances, reservations, security interests, liens, limitations or encumbrances of any nature except the following (collectively, the “Permitted Exceptions”) (a) liens for current ad valorem taxes not yet due, or (b) zoning Laws and other land use restrictions that do not impair the present use of the property subject thereto, or (c) matters set forth in the Title Commitments or the Surveys, unless any such matters would have a Material Adverse Effect, or (d) any matters consented to by Buyer pursuant to the last paragraph of Section 6.1.  Except as disclosed in the Title Commitments and as shown on the Surveys neither the whole nor any portion of any of the Facilities has been condemned, requisitioned or otherwise taken by any public authority and no notice of any such condemnation, requisition or taking has been received by any Seller .

The current use and operation of the Facilities is in compliance in all material respects with all applicable Laws, (other than Environmental Laws which are separately addressed in Section 4.23), including without limitation Laws relating to parking, zoning and land use, and public and private covenants and restrictions.  No Seller, has received written notice of non-compliance with any material applicable Laws that has not been cured. The current and anticipated use of the Owned Real Property and the Improvements is not a pre-existing, nonconforming use, and no notice of the violation of any such Law or private restriction has been received by the Seller.

The Owned Real Property and the Real Property Leases (the “Purchased Real Property”), and the improvements, buildings and structures thereon (the “Improvements”), (a) with the exception of the Dallas Texas facility which the Buyer elects not to purchase, constitute all of the material real property used by the Seller in the conduct of the Business and (b) may continue to be used after the Closing for the operation of the Business as currently operated by the Seller.

To the Seller’s Knowledge, there are no pending, threatened, or contemplated condemnation, expropriation or other Proceedings (nor to Seller’s Knowledge is there any basis for any such action) affecting the Purchased Real Property, or any part thereof, or of any assessments made or, to Seller’s Knowledge, threatened with respect to the Purchased Real Property or any part thereof, or of any sales or other disposition of the Purchased Real Property, or any part thereof, in lieu of condemnation.

The Seller does not own or hold, and is not obligated under or a party to, any option, right of first refusal or other contractual right to purchase, acquire, sell or dispose of the Purchased Real Property, or any portion thereof or interest therein.

To Seller’s Knowledge, and except as disclosed in Schedule 4.18, all of the Improvements are structurally sound and are free from material and overt defects and none of the Improvements are in need of material repairs or remediation relating to pest infestation, mold or material damage.  Except as disclosed in Title Commitments provided to Buyer, no Improvement encroaches upon any other real property, and there are no encroachments by other buildings or improvements onto the Purchased Real Property.  Except as disclosed in Title Commitments provided to Buyer, none of the Improvements are located in a flood hazard area, or are prior, nonconforming structures under either the applicable zoning regulations or the applicable building codes.

All of the Purchased Real Property and all of the Improvements are serviced by all utilities, including water, sewage, gas, electricity and telephone based on the Seller’s current use of the Purchased Real Property and the Improvements.  All water, rail, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage lines and systems and other similar systems serving the Purchased Real Property or the Improvements are installed and operating and are sufficient to enable the Purchased Real Property and all of the Improvements to continue to be used and operated in the manner currently being used and operated, and any so-called hookup fees or other associated charges have been timely paid.  To Seller’s Knowledge, each such utility or other service is provided by a public or private utility or service company and enters the Purchased Real Property from an adjacent public street or easement.  All of the Purchased Real Property is accessible by public roads and, to the Seller’s Knowledge, no fact or condition exists that would result in the termination of the current access from the Purchased Real Property to any presently existing highways and roads adjoining or situated on the Purchased Real Property.  Each Improvement has direct access to a public street adjoining the property on which such Improvement is situated over the driveways and accessways currently being used in connection with the use and operation of such Improvement, and except as disclosed in the Title Commitments and on the Surveys, no existing accessway crosses or encroaches upon any property or property interest not owned by the Seller.  Except as disclosed in the Title Commitments, no Improvement or portion thereof is dependent for its access, operation or utility on any land, building or other improvement not included in the Purchased Real Property.

The Seller does not currently owe any money, and will not owe any money at Closing (other than invoices paid as part of Closing) to any architect, surveyor, contractor, subcontractor or materialmen for labor or materials performed, rendered or supplied to or in connection with the Purchased Real Property, and there is no construction or other improvement work being done at nor are there any construction or other improvement materials being supplied to the Purchased Real Property.

The Seller has not received information or notice from any insurance company or board of fire underwriters requesting the performance of any work or alteration with respect to the Purchased Real Property, or requiring an increase in the insurance rates applicable to the Purchased Real Property outside of the ordinary course of the Bushiness.

4.19

Related Party Interests.

Except as disclosed in Schedule 4.19 hereto, no Seller Affiliate or any officer or director of a Seller or Seller Affiliate or any Person in which any Seller, Seller Affiliate or any officer or director of a Seller or Seller Affiliate has any direct interest or investment:

(a)

has any cause of action or other claim whatsoever against or owes any material amount to, or is owed any material amount by, the Business;

(b)

has any interest in or owns any property or right used in the conduct of the Business or any Purchased Asset;

(c)

is a party to any contract, lease, agreement, arrangement or commitment with a Seller used in or related to the Business or any Purchased Asset; or

(d)

owns, directly or indirectly, any debt, equity or other interest or investment in any corporation, firm or other entity which is a competitor, lessor, lessee, customer, supplier or advertiser of the Business.

All partnerships, joint ventures, other business entities and other Affiliates of Seller (collectively referred to as “Seller Affiliates”) and Persons which own any property used by a Seller in the conduct of the Business or which have received from or furnished to a Seller any goods or services (whether with or without consideration) or performed any service for or in connection with the Business are identified in Schedule 4.19 hereto, together with a general description of their dealings with Seller or the Business and the basis upon which such goods and services have been charged or paid to it.

4.20

Material Contracts.

All Business Contracts other than (i) those entered into after the date hereof with the written consent of Buyer and (ii) Immaterial Contracts (the “Material Contracts”), are listed on Schedule 4.20 attached hereto. The Seller has heretofore delivered to the Buyer true and complete (a) copies of all written Material Contracts and (b) to the Seller’s Knowledge, descriptions of all material terms of all oral Material Contracts.

Except as set forth in Schedule 4.20 hereto, (a) all Material Contracts are valid and binding in accordance with their terms and are in full force and effect and (b) no Seller is nor to the Seller’s Knowledge is any other party to any Material Contract, in breach of any provision of, in violation of, or in default under the terms of any Material Contract.

Except as set forth in Schedule 4.20 hereto, no event has occurred or, to Seller’s Knowledge, no circumstance exists that (with or without notice or lapse of time) would contravene, conflict with, or result in a violation or breach of, or give the Seller or the other Person party thereto the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Material Contract. The Seller has not given to or received from any other Person any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Material Contract.

There are no renegotiations of, attempts to renegotiate any amount paid or payable to the Seller under any Material Contracts with any Person, and to the Seller’s Knowledge, no Person has made written demand for any such renegotiation.

The Seller Contracts have been entered into in the ordinary course of the Business by the Seller and have been entered into without the commission of any act alone or in concert with any other Person, and without any consideration having been paid or promised, that is in violation of any Law applicable to the Seller.

No Material Contract will upon completion or performance thereof have, or reasonably be expected to have, a Material Adverse Effect on the Purchased Assets or the Business.

Provided that any applicable consent listed on Schedule 4.20 has been obtained, upon the assignment at Closing of each Material Contract as contemplated by this Agreement, such Material Contract shall remain in full force and effect and shall be enforceable by the Buyer immediately after the Closing.

4.21

Products.

There are no defects in the design, construction or manufacturing of any of the products made, manufactured, constructed, distributed or sold, by the Seller in connection with the

Business (collectively, the “Products”) that would adversely affect the performance or quality of any such Product.  The Products have been designed and manufactured in compliance with all regulatory, engineering, industrial and other codes applicable thereto, and there are no statements, citations or decisions by any Governmental Authority or any product-testing laboratory that indicate that any Product is unsafe or fails to meet any standards promulgated by such Governmental Authority or testing laboratory.  The Seller has not recalled any Product or received notice of any defect in any Product, any material claim of personal injury, or claim of death, or material property or economic damages in connection with any Product, or any claim for injunctive relief in connection with any Product.  To the Knowledge of Seller, there are no facts that are reasonably likely to give rise to a recall of any Product or to give rise to a successful future claim of personal injury, death, or property or economic damages, or a claim for injunctive relief in connection with any Product. No Products , contain asbestos, asbestos-containing material, mercury, mercury containing material, PCBs or PCB containing material.

4.22

Compliance with Law.

All licenses, permits, approvals, franchises and other authorizations required by any Governmental Authority to operate all or any portion of the Business (“Permits”) have been obtained, are in full force and effect, and are set forth on Schedule 4.22 and are located at each Facility to which such Permit applies except for Permits that are not material to the Business or Seller’s ability to own and conduct the Business. Except as described on Schedule 4.22, all Permits are freely assignable by the Seller to Buyer and immediately after such assignment shall remain in full force and effect.

Seller is, and at all times since June 30, 2010, has been, in compliance in all material respects with (a) all Laws applicable to the Seller and (b) all Permits of the Seller.  The Seller is not liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for a failure to fully comply with any such Law or Permits.

No event has occurred or, to the Knowledge of Seller, circumstance exists that would (with or without notice or lapse of time) (a) constitute or result in a violation by the Seller, or failure on the part of the Seller to comply in all material respects with, any Law in connection with the Business or any Permit of the Seller, (b) give rise to any material obligation on the part of the Seller in connection with the Business to undertake, or to bear all or any portion of the cost of, any remedial action of any nature, or (c) result in the revocation, withdrawal, suspension, cancellation, termination of or any material modification to any Permit.

The Seller has not received, at any time since June 30, 2010, any notice or other communication (whether oral or written) from any Governmental Authority or any other Person regarding (a) any actual, alleged, possible or potential violation of, or failure to comply with, any Law or any Permit of the Seller, (b) any actual, alleged, possible or potential obligation on the part of the Seller to undertake, or to bear all or any portion of, any remedial action of any nature, or (c) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of or modification to any Permit.

4.23

Environmental Matters.

As it relates to the Business, no Seller is in violation of and for the past five years has not been in violation of, nor is there any liability arising under, any judgment, decree, order, Law, license, rule or regulation pertaining to environmental matters including those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Federal Clean Air Act, the Toxic Substances Control Act or any United States, federal, state or local statute, rule, regulation, ordinance, order or decree relating to health, safety or the environment, (“Environmental Laws”), except as disclosed on Schedule 4.23 hereto.

As it relates to the Business, Seller has not received notice from any third party including without limitation, any federal, state or local governmental or quasi-governmental or administrative authority:

(a)

that it has been identified by the United States Environmental Protection Agency as a potentially responsible party or requesting any information pursuant to any Environmental Law;

(b)

that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances, as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant, as defined by 42 U.S.C. Section 9601(33), or any toxic substance, hazardous materials, oil or petroleum distillates, components or by-products, asbestos, polychlorinated biphenyls (“PCBs”) or other chemicals or substances regulated by any Environmental Laws (“Hazardous Substances”) that it has disposed of has been found at any site at which a federal or state agency is conducting an investigation or response other action pursuant to any Environmental Law except as disclosed on Schedule 4.23 hereto; or

(c)

that it is or shall be a named party to any claim, action, cause of action, complaint or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

The sale of the Business does not trigger any mandatory investigation or response pursuant to or in connection with any Environmental Law.

Sellers have delivered to Buyer all material environmental reports, audits, assessments, inspection reports, occupational health studies, and correspondence to or from regulatory authorities in connection with environmental matters, and any other material documents in connection with environmental matters pertaining to the Business or any real property leased or owned by the Business at any time.

There does not exist, is not occurring and, has not occurred any presence, generation, treatment, transport, release, threatened release or disposal of any Hazardous

Substances on, under, to or from any location where the Business is being conducted , nor to Seller’s knowledge has the Business owned or operated any location, except in compliance with Environmental Laws and without creating any liability under Environmental Laws.

Except with respect to the constituents of the steel used in its products, no products made, manufactured, constructed, distributed, sold, leased, supported or installed by the Business or Sellers contain lead based paint, asbestos, asbestos-containing material, mercury, mercury containing material, PCBs or PCB containing material.

Except as disclosed in Schedule 4.23, the Business has at all times maintained all environmental records relating to the Business in the manner and for the time periods required by Environmental Laws.

4.24

Warranties.

Schedule 4.24 hereto contains (a) an accurate and complete statement of all warranties, warranty policies, service, subscription and maintenance agreements of the Business and (b) the warranty experience of the Seller in connection with the Business since June 30, 2010.  No Products previously sold and delivered by the Business are subject to any guarantee, warranty, claim for product liability, or patent or other indemnity other than those sold and delivered in accordance with the standard terms and conditions of sale of the Business.  To the Knowledge of Seller, there exists no circumstance that, after notice or the passage of time or both, would create or result in liabilities under existing warranties given by the Seller in excess of the reserve therefore on the Interim Balance Sheet.

4.25

Powers of Attorney; Guarantees.

Except as disclosed in Schedule 4.25, no Seller has granted any powers of attorney with respect to the Business or its assets or guaranteed any obligations or liabilities of any other Person or entity regarding the Business.

4.26

Bulk Sales Act.

Seller has requested and Buyer has agreed to waive any compliance required of Seller with respect to the applicable Bulk Sales Act(s) or statutes.  In exchange for said waiver, Seller shall indemnify Buyer from and against any and all claims, actions, causes of action, liabilities or judgments which may be asserted, or recovered against Buyer, by reason of Buyer’s waiver or Seller’s non-compliance with applicable Bulk Sales legislation.

4.27

Absence of Conflicting Agreements.

No Seller is a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, judgment, decree or Law which would be violated, contravened, breached by, or under which default would occur as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein.

4.28

Consents and Approvals.

There are no consents, approvals, orders or authorizations of any Persons or Governmental Authorities (or registrations, declarations, filings or recordings with any such authorities) required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions hereof, other than the (i) consents of the lessors under the leases described in Schedules 4.14 and 4.18 and (ii) the consents required under the Material Contracts that are set forth in Schedule 4.20 (the “Required Consents”).

4.29

Insurance.

Seller maintains such policies of insurances, issued by responsible insurers, as are appropriate to the Business, its property and the Purchased Assets, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets carried on in a comparable manner; all such policies of insurance are in full force and effect and Seller is not in default, whether as to the payment of premium or otherwise, under the terms of any such policies.

Schedule 4.29 lists all of the insurance policies maintained by the Seller in connection with the Business and for each policy indicates the insurer’s name, policy number, expiration date and amount and type of coverage.  The Seller has delivered to the Buyer true and complete copies of the Declarations pages of all such policies.  The Seller has not received (a) any refusal of coverage or any notice that a defense shall be afforded with reservation of rights in connection with the Business or (b) any notice of cancellation or any other indication that any insurance policy in connection with the Business is no longer in full force or effect or shall not be renewed or that the issuer of any such policy is not willing or able to perform its obligations thereunder.

The Seller has given notice of all existing claims related to the Business to the insurer providing coverage.  Workers’ Compensation, Commercial General Liability and Auto Liability insurance policies are subject to exposure audit and program adjustments which may generate either a return premium(s) or additional premium charge(s). Seller shall be solely responsible for any such additional premium charge(s). In the event any return premium is provided, such return premium shall be considered a prepaid asset not assignable and shall be retained by Seller.

Further, approximately twelve months after June 30, 2012, Seller’s third party administrator will conduct a claim count reconciliation to determine the variance between estimated claim counts and actual claim counts for the contract period July 1, 2011 – June 30, 2012.  A fee adjustment may result which may generate either a return fee or additional fee owed.  Seller shall be solely responsible for any such additional fee owed.  Any return fee shall be considered a prepaid asset not assignable and shall be retained by Seller.

Auto Physical Damage claims are funded by Seller.

Seller has given a detailed listing of all open and closed insured claims from July 1, 2006 through February 13, 2012, as of February 13, 2012, related to the Business.

4.30

Suppliers.

To the Seller’s Knowledge, the relationships of the Seller with each of its suppliers set forth on Schedule 4.30 are good working relationships, and no such supplier of the Seller has cancelled or otherwise terminated, or threatened in writing to cancel or otherwise terminate, its relationship with the Seller, or decreased materially, or threatened in writing to decrease or limit materially, its services, supplies or materials to the Seller.

4.31

Customers.

Schedule 4.31 lists each customer or account representing sales by the Seller in connection with the Business in excess of $1,000,000 in the 12 months ended December 31, 2011.  Except as set forth in Schedule 4.31, to the Seller’s Knowledge, (i) no Material Contract or account or relationship with any such customer is being terminated or is being considered for termination or nonrenewal; and (ii) no such customer is considering any material reduction in its commercial relationship with the Seller. To the Seller’s Knowledge, no material customer is likely to, as a result of the consummation of the transactions contemplated by this Agreement, terminate or materially reduce its relationship with the Seller’s business the Business.

4.32

Certain Payments.

The Seller, has not, and no director, officer, agent or employee of the Seller nor any other Person associated with or acting for or on behalf of the Seller has, directly or indirectly, made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property or services for or in respect of the Seller or any Affiliate of the Seller that is in violation of any Law, could subject the Seller to any damage or penalty in any Proceeding or could have a Material Adverse Effect.

4.33

Brokers.

Seller has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders’ fees with respect to this Agreement or the transactions contemplated hereby.  In the event that Seller has engaged the services of a broker in connection with this Agreement or the transactions contemplated hereby, Seller agrees to be solely liable for payment of any fee or obligation to such broker, and to protect, defend, indemnify and hold harmless Buyer from any liability arising from such broker or finder.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer (and each of them jointly and severally) hereby represents and warrants to Seller as follows:

5.1

Authority.

Buyer has full legal right, power and authority to execute and deliver this Agreement and the other documents being executed in connection herewith, and to carry out the transactions contemplated hereby and thereby.  All corporate and other actions required to be taken by Buyer to authorize the execution, delivery and performance of this Agreement and the other documents being executed in connection herewith and all transactions contemplated hereby and thereby have been duly and properly taken.

5.2

Validity.

This Agreement and the documents to be delivered at the Closing have been, or will be prior to their delivery, duly executed and delivered by Buyer and are, or will be, the lawful, valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien, charge or encumbrance or the acceleration of any indebtedness or other obligation of Buyer and are not prohibited by, do not require any consent under, do not violate or conflict with any provision of, and do not result in a default under or a breach of:

(a)

Buyer’s charter or by-laws;

(b)

Any contract, agreement or other instrument to which Buyer is a party;

(c)

Any regulation, order, decree or judgment of any court or governmental agency; or

(d)

Any Law applicable to Buyer.

5.3

Due Organization.

Each Buyer is a limited liability company duly organized, validly existing and in good standing under the Laws of its respective state or incorporation or organization as set forth in the preamble to this Agreement, with full power and authority to own or lease its properties and to carry on the business in which it is engaged.

5.4

Brokers.

Except as set forth in Schedule 5.4, Buyer has not retained any broker or finder or incurred any liability or obligation for any brokerage fees, commissions or finders’ fees with respect to this Agreement or the transactions contemplated hereby.  In the event that Buyer has engaged the services of a broker in connection with this Agreement or the transactions contemplated hereby, Buyer agrees to be solely liable for payment of any fee or obligation to such broker, and to protect, defend, indemnify and hold harmless Seller from any liability arising from such broker or finder.

5.5

No Outside Reliance.

In entering into this Agreement and consummating the transactions contemplated hereby, Buyer has not relied and is not relying upon any statement or representation of any Seller not otherwise made (A) in this Agreement (including the schedules), or (B) certificates, agreements or other documents delivered to Buyer at, or in connection with, the Closing.

5.6

Litigation.

There are no actions, suits or proceedings pending or, to Buyer’s knowledge, threatened against Buyer or any material properties of Buyer, before any court, arbitrator, or administrative or governmental body which questions or challenges the validity of this Agreement or any action proposed to be taken by Buyer pursuant to this Agreement or the transactions contemplated hereby.

5.7

Financing.

At the Closing, Buyer will have sufficient funds necessary to consummate the transactions contemplated by the Agreement and to fulfill its obligations hereunder, and there shall be no financing contingencies to which Buyer’s obligation to complete the transaction contemplated by this Agreement is subject.

5.8

Solvency.

Immediately after giving effect to the transactions contemplated by this Agreement, Buyer shall be able to pay the obligations of the Business as they become due, and shall have adequate capital to carry on the Business.

ARTICLE VI

COVENANTS OF SELLER

Seller hereby agrees to keep, perform and duly discharge the following covenants:

6.1

Interim Conduct of Business.

Except as contemplated by this Agreement, during the period from the date of this Agreement to and including the Closing Date (or such earlier date this Agreement may be terminated in accordance with this Agreement), Seller shall cause the Business to conduct its operations in the ordinary course of business.  Seller will not dispose of or transfer any of the Purchased Assets other than Inventory in the ordinary course of business.  No Seller will amend its articles/certificate of incorporation, bylaws or other fundamental governance documents between the date hereof and the Closing Date (or such earlier date this Agreement may be terminated in accordance with this Agreement).

Between the date hereof and the Closing Date, Seller shall operate the Business for the benefit of Buyer.  Seller covenants that it will continue to operate the Business in the same manner as it operated the Business prior to the date hereof, and with the same care and attention as it operated the Business prior to the date hereof.  Seller agrees that it will take no action outside the ordinary course of business between the date hereof and the Closing Date, will consult with the Buyer with respect to any significant decisions regarding the Business, and will permit Buyer full access to the management of the Business for any purposes related to its operations.  Seller shall use commercially reasonable efforts to preserve its relationships with all material customers, suppliers and others with whom the Seller deals in connection with the Business, to keep available the services of its officers and employees related to the Business and to maintain the Purchased Assets in substantially the condition currently existing, normal wear and tear excepted.  Except as otherwise expressly permitted by this Agreement, between the date hereof and the Closing Date, there shall be no change in the terms of any Material Contracts or other material documents included in the Purchased Assets, except as consented to in writing by the Buyer which consent shall not be unreasonably withheld or delayed. Seller will cause all existing insurance policies covering the Business and Facilities to be maintained in full force and effect through the Closing Date.

Between the date hereof and the Closing Date, Seller shall neither enter into nor affirmatively consent to any mortgage, liens, security interests, easements or other restrictions or encumbrances of any kind that will encumber the Owned Real Property, except as consented to in writing by the Buyer which consent shall not be unreasonably withheld or delayed.  Between the date hereof and the Closing Date, Seller shall neither enter into nor affirmatively consent to any alteration, repair or improvements to the Owned Real Properties that would make any of the Surveys inaccurate in any respect, except as consented to in writing by the Buyer which consent shall not be unreasonably withheld or delayed.  Between the date hereof and the Closing Date, Seller shall use commercially reasonable efforts to obtain an executed customary memorandum of lease for any Real Property Leases that do not have one filed and an executed customary subordination nondisturbance and attornment agreement with respect to each of the Real Property Leases and to record such documents in the appropriate local real estate records.

6.2

Access to Information.

From the date hereof until the Closing Date, Seller shall (i) furnish such other information regarding the operations, business and financial condition of the Business or the Purchased Assets that Buyer may reasonably request, including but not limited to true and correct copies of the books of account and financial statements of Seller related to the Business, (ii) cooperate fully in responding to any questions regarding the Business, and in providing such assistance as is necessary to facilitate the transition of ownership of the Business to Buyer and (iii) afford the Buyer and its authorized representatives reasonable access, during normal business hours and upon reasonable notice, to the Owned Real Property and other assets and facilities owned or used by the Seller in connection with the Business (including such access as is necessary to conduct walk through environmental investigations specifically excluding any Phase II testing and only upon accompaniment by Seller).  Prior to the Closing Date, Buyer and its representatives shall not contact or communicate with the customers and suppliers of the Business in connection with the transactions contemplated by this Agreement except with the prior consent of Seller.  Buyer acknowledges that it remains bound by the Confidentiality Agreement, dated October 28, 2011 previously entered into between Buyer and Seller (the “Confidentiality Agreement”).

6.3

Continued Assistance.

Following the Closing Date, Seller shall refer to Buyer, as promptly as practicable, any telephone calls, letters, orders, notices, requests, inquiries and other communications Seller receives relating to the Business.  From time to time following the Closing Date, at Buyer’s request and without any further consideration, Seller shall execute, acknowledge and deliver such additional documents, instruments of conveyance, transfer and assignment or assurances and take such other action as Buyer may reasonably request to more effectively assign, convey and transfer to Buyer any of the assets, properties, rights or claims of the Business included in the Purchased Assets.

6.4

Non-Competition.

Seller acknowledges that in order to assure the Buyer that it will retain the value of the Business as a “going concern,” the Seller agrees not to utilize its special knowledge of the operations of the Business and its relationship with customers, suppliers and others to compete with the Business.  In order to effectuate this covenant, Seller shall execute on the Closing Date a Non-Competition and Non-Solicitation Agreement substantially in the form of Attachment V.

6.5

Certain Payments.

Seller shall pay, fully discharge or make adequate provision for all liabilities and obligations which are not Assumed Liabilities.  Immediately prior to Closing, Seller shall pay and fully discharge all current liabilities arising from Seller’s operation of the Business prior to the Closing other than trade Accounts Payable incurred in the ordinary course of business.

6.6

Employees and Certain Employee Benefit Matters.

(a)

Pre-Closing Conduct; Other Liabilities.  Seller shall pay and perform all of its obligations to all employees of the Business as of the Closing Date, including the payment of wages, salaries and benefits.  Seller shall be liable for any amounts to which any Business Employee becomes entitled that exists or arises (or may be deemed to exist or arise) under any applicable Law or otherwise, as a result of or in connection with, the (i) employment or termination of employment of the Business Employee prior to the Closing Date, and (ii) with respect to any Business Employee who does not become a Transferred Employee under Section 7.2(b), the employment or termination of employment of the Business Employee on the Closing Date.

(b)

Rollovers To Qualified Retirement Plans.  Seller agrees to provide Buyer with such data and assistance as Buyer may reasonably request to facilitate the acceptance by Buyer 401(k) Plan of rollovers from any Seller-sponsored tax-qualified defined contribution retirement plan.

(c)

Withdrawal Liability Payment.  Upon notice from Buyer, Seller shall pay on Buyer’s behalf and at Seller’s sole expense any and all withdrawal liability (and any interest, costs, liquidated damages or other amounts related thereto) assessed against Seller, Buyer or any Affiliate of either by any Multiemployer Plan

(regardless of whether such withdrawal liability is assessed prior to, as a result of or after the Closing or is based in whole or in part on Buyer’s participation in the Multiemployer Plan following the Closing).  Such obligation to pay the withdrawal liability shall be in the full amount of the lump sum withdrawal liability assessed by such Multiemployer Plan, despite any option or right that Buyer may have to pay such amounts in installments. This obligation shall also include any additional withdrawal liability that may be assessed at any later time as the result of a mass withdrawal associated with any Multiemployer Plan.

(d)

Annual Incentive Program.  Seller shall pay to each Transferred Employee, as applicable, on the Closing Date, an amount equal to such Transferred Employee’s Annual Bonus, pro rated for the portion of the then current fiscal year of the Seller elapsed as of the Closing Date. “Annual Bonus” shall mean an amount equal to a good faith estimate, as agreed between the Seller and the applicable Transferred Employee, of the amount such Transferred Employee would receive under the Seller’s annual incentive program for the then current fiscal year of the Seller, assuming such Transferred Employee satisfied all conditions for receipt of such payment including continued employment for the full fiscal year.

6.7

Use of Trade Names and Trademarks.

Seller hereby agrees to terminate all use of the trade names and trademarks of the Business, including those described on Schedule 4.12 hereto as of and following the Closing Date.  Snappy Air Distribution Products, Inc., agrees to change its corporate name as soon as practicable after the Closing Date to a name substantially different from “Snappy.”  Standex Air Distribution Products, Inc. will change its name to remove the words “Air Distribution Products.”  The foregoing is subject to the mutual covenant regarding the use of the corporate name “Standex” as contained in Section 11.7 below.  As soon as practicable following the Closing Date, Seller shall deliver to Buyer all of Seller’s files with respect to the trademarks and trade names listed on Schedule 4.12 hereto.  Notwithstanding anything to the contrary contained in the foregoing, Seller shall be permitted to continue to use the full names Snappy Air Distribution Products, and the terms “Air Distribution Products Group” and “Air Distribution Products” in conjunction with the name “Standex” as required for purposes of disclosures in its public filings.

6.8

Exclusivity.

In recognition of the time that shall be expended and the expense that shall be incurred by the Buyer in connection with the transactions contemplated hereby, until such time, if any, as this Agreement is terminated, the Seller shall not, and shall cause its officers, agents, employees and representatives not to, directly or indirectly, (a) encourage, solicit, engage in negotiations or discussions with, or provide information with respect to any inquiry or proposal (an “Acquisition Proposal”) relating to (i) the possible direct or indirect acquisition of all or any portion of the Business, whether through the acquisition of the capital stock or other equity interest of the Seller or all or substantially all of the Purchased Assets, or (ii) any business combination with the Seller in connection with the Business or (b) discuss or disclose either this Agreement (except as may be required by law, or is necessary in connection with the transactions contemplated hereby, and except to the extent that such information becomes public other than as result of a violation hereof), with any Person other than the Buyer without the prior written approval of the Buyer.

6.9

Environmental Reliance Letter.

Within two days after the date hereof, the Seller shall deliver to the Buyer the letter regarding “Third Party Reliance for Phase I Reports prepared by Arcadis U.S., Inc. (“Reports”) for Standex International Corporation (“Client”) in December, 2011.”, executed by Arcadis U.S., Inc., in the form previously agreed to by the Buyer.

ARTICLE VII

COVENANTS OF BUYER AND SELLER

Buyer hereby agrees to keep, perform and duly discharge the following covenants and agreements:

7.1

Collective Bargaining Agreements.

BW Operations will assume and become a party to the Collective Bargaining Agreements effective upon the Closing Date.

7.2

Certain Employee Benefit Matters.

(a)

Pre-Closing Conduct; Other Liabilities.  Seller shall not be under any obligation to terminate the employment of any employee of the Business (a “Business Employee”) prior to the Closing Date.  Buyer shall be liable for any amounts to which any Business Employee who becomes a Transferred Employee under Section 7.2(b) becomes entitled that exists or arises (or may be deemed to exist or arise) under any applicable Law or otherwise, as a result of, or in connection with, (i) the employment of any Transferred Employee on or after the Closing Date and (ii) the termination of employment of any Transferred Employee on or after the Closing Date.

(b)

Offer of Employment; Continuation of Employment.  Except for Business Employees located in Texas or primarily associated with a facility located in Texas, Buyer shall offer employment commencing on the Closing Date to all Business Employees, including those on vacation, leave of absence, workers’ compensation, disability or layoff, on the terms it shall establish except as set forth below.  Buyer will give credit for past service of the Business Employees with Seller for all purposes except for the purpose of benefit accrual under any defined benefit pension plan of Buyer.  Those persons who accept Buyer’s offer of employment and who commence working with Buyer on the Closing Date shall hereafter be referred to as “Transferred Employees.” Buyer shall not, however, assume or become a party to any individual employment agreement between any Business Employee and Seller or one of its Affiliates.

(c)

Benefit Plans.

(i)

Except as required by a Collective Bargaining Agreement with respect to a Multiemployer Plan, Buyer will not assume any of the Benefit Plans, or any rights, duties, obligations or liabilities thereunder.  Buyer shall not become a successor employer or be responsible in any way for Seller’s or an ERISA Affiliate’s participation in or obligations or responsibilities with respect to any Benefit Plan.  Except as required by a Collective Bargaining Agreement with respect to a Multiemployer Plan or as described in Section 7.4, Buyer shall not be obligated by this Agreement to make any provision with respect to employee benefits after the Closing Date.  Seller shall after the Closing comply with the continuation coverage requirements of Section 601 through 609 of ERISA and Section 4980B of the Code and any similar state or local laws (“COBRA”) with respect to Transferred Employees.

(ii)

Seller shall take such actions as are necessary to fully vest as of the Closing Date (i) the accrued benefits of each Transferred Employee under each Benefit Plan which is employee pension benefit plan (within the meaning of Section 3(2) of ERISA), and (ii) the interest of each Transferred Employee under any each Benefit Plan which is a stock option, restricted stock or other stock-based compensation plan, but in each case only to the extent permitted by such Benefit Plan or other plan.

(iii)

Seller shall pay to each Transferred Employee, as applicable, as soon as practicable after the Closing Date the value of any accrued but unused vacation and sick pay entitlements of such employee as of the Closing Date.

(iv)

Seller shall be responsible for any severance payments made (in accordance with the severance plan(s) described on Schedule 4.16) to those Employees who are actively at work in the Business on the Closing Date (or who are on an approved leave of absence), including those employees who are not offered employment by Buyer as of the Closing Date or who do not accept such offer of employment from Buyer.

(d)

Multiemployer Plans.  Seller has an obligation to contribute to the Sheet Metal Workers’ National Pension Fund and the Laborer’s District Council Industrial Pension Fund, both of which are Multiemployer Plans that are multiemployer plans as defined in Section 4001(a)(3) of ERISA.  The following shall apply with respect to each such Multiemployer Plan:

(i)

From and immediately after the Closing Date, Buyer shall be obligated to contribute to such Multiemployer Plan with respect to the Business operations for substantially the same number of contribution base units for which Seller was obligated to contribute to the Multiemployer Plan with respect to the Business operations.

(ii)

Seller, on behalf of Buyer (or if Seller is not permitted to do so by the Multiemployer Plan, Buyer) shall provide to the Multiemployer Plan for a period of five plan years of the Multiemployer Plan (individually, a “Plan Year” and collectively, “Plan Years”) commencing with the first Plan Year beginning after the Closing Date, a bond issued by a corporate surety company that is an acceptable surety for purposes of Section 412 of ERISA, an amount held in escrow by a bank or similar financial institution satisfactory to the Multiemployer Plan, or (if permitted by the Multiemployer Plan) a letter of credit issued by such a bank or institution, in an amount and manner meeting the requirements of Section 4204 of ERISA.  Notwithstanding anything in this Section 7.1(d) to the contrary, neither party shall not be obligated to provide any bond, escrow or letter of credit in the event and to the extent a variance or exemption is obtained under Section 4204(c) of ERISA and the applicable regulations thereunder.  It shall be at Seller’s discretion as to whether to apply for such variance or exemption, and Buyer agrees to cooperate with Seller in connection with any application for such variance or exemption.  In any event, Seller shall pay the full costs and expenses relating to the provision of any bond, escrow or letter of credit, including, without limitation, the cost of obtaining the bond, the posting of any collateral necessary to obtain the bond, escrow or letter of credit and all expenses (including, without limitation, legal expenses) in applying for a waiver or variance of these requirements.  Seller and Buyer shall cooperate fully in relation to the obligations under this Section and, at Seller’s request, shall take all necessary and appropriate actions to secure a bond, escrow or letter of credit in Buyer’s name.

(iii)

If Buyer withdraws from such a Multiemployer Plan in a complete withdrawal or a partial withdrawal with respect to the Business operations during such first five Plan Years and does not pay any withdrawal liability resulting therefrom, Seller shall be secondarily liable for any withdrawal liability it would have had to the Multiemployer Plan with respect to the Business operations covered under the Multiemployer Plan (but for Section 4204 of ERISA) if the liability of Buyer with respect to such Multiemployer Plan is not paid.

(iv)

If any secondary liability is imposed on Seller or if the Section 4204 transaction is deemed to be ineffective for any reason, Buyer shall have no liability to Seller with respect to any withdrawal liability imposed on Seller.

(e)

Withdrawal Liability Credit Support.  In the event of a Triggering Event, then the Seller shall post a performance bond, letter of credit or other form of credit support acceptable to Buyer in its sole discretion that is payable to Buyer upon triggering any withdrawal liability under one of the Multiemployer Plans for which Section 4204 applies under Section 7.2(d) (“Affected Multiemployer Plan”) in an amount equal to the aggregate withdrawal liability that Buyer and its Affiliates would incur if they withdrew from all such Affected Multiemployer Plans in a complete withdrawal (“Contingent Withdrawal Liability”).  On an annual basis, the amount of the performance bond, letter of credit or other form of credit support that the Seller is required to post shall be adjusted up or down to the then current Contingent Withdrawal Liability.  In the event that Buyer reasonably requests documentation evidencing whether a Triggering Event has occurred, Seller shall provide such documentations as is reasonably necessary to support a determination of whether a Triggering Event has occurred.  On an annual basis on or about each April 1 (staring with April 1, 2013), the Buyer shall request from each Affected Multiemployer Plan an estimate of its Contingent Withdrawal Liability , and the Buyer shall provide a copy of each such estimate to the Seller.  The requirements of this Section 7.2(e) are in addition to any requirement for Seller to provide security to any Multiemployer Plan under Section 4204(a)(3) of ERISA.

(f)

Compensation.  Except as otherwise provided in this Section 7.1 or as otherwise required by applicable Law, the Business Employees shall cease to participate in or accrue further benefits under any of the welfare and retirement benefit plans of the Seller immediately prior to the Closing Date.  Starting on the Closing Date, Buyer shall initially provide each Transferred Employee with total cash compensation (including base salary and bonus opportunity at least equal to those in effect on the date hereof) that is no less favorable in the aggregate than such Transferred Employee’s total cash compensation immediately prior to the Closing Date.

(g)

U. S. WARN Act.  Buyer agrees to provide any required notice under WARN and any other similar applicable Law and to otherwise comply with any such similar statute with respect to any “plant closing” or “mass layoff” (as defined in WARN) or similar event (collectively, the “Warn Notice Obligations”) affecting employees and occurring on or after the Closing Date. The Buyer’s obligation under this Section is conditioned on the accuracy of the representations and warranties in Section 4.16 and the Seller’s compliance with its obligations under Section 11.6.

(h)

Further Assurances.  At any time and from time to time after the Closing Date, as and when requested by a party hereto and at such party’s expense, the other party shall promptly execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably request to evidence and effectuate the transactions contemplated by this Agreement.

7.3

Performance of Warranty Obligations.

Buyer agrees to perform on behalf of Seller all of the warranty obligations of the Business for all products sold by the Business prior to the Closing Date, and agrees to perform, at its cost plus ten percent, all warranty services required under such warranty obligations.

7.4

Health Insurance.

The Buyer shall use commercially reasonable efforts to procure health insurance coverage for the Transferred Employees within 30 days of the date hereof.

ARTICLE VIII

MUTUAL COVENANT OF SELLER AND BUYER

8.1

Union Discussions.

Prior to the Closing Date, Buyer may, at it discretion, contact any labor organization currently representing Business Employees to discuss and negotiate terms of employment for such Business Employees after the Closing Date.  Notwithstanding the foregoing, the Buyer shall not undertake any “effects” bargaining for the purpose of triggering any withdrawal liability under any Multiemployer Plan provided for in the Collective Bargaining Agreements.

8.2

Collection of Accounts Receivable.

After the Closing, Seller shall permit Buyer to collect, in the name of the Business, all receivables and other items which are included in the Purchased Assets and which shall be transferred hereunder, and to endorse with the name of Seller any checks, receivables or other items related to the Business.  Each Seller shall sweep the lockboxes and other deposit accounts where the accounts receivable are delivered and hold in trust for Buyer, and promptly transfer and deliver to Buyer on a weekly basis, any cash or other property, which such Seller may receive in respect of such receivables or other Purchased Assets.  To effectuate the terms and provisions of this Section 8.2, each Seller hereby designates and appoints Buyer and its designees or agents as attorney-in-fact, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail related to the Business addressed to a Seller; to notify the post office authorities to change the address for delivery of mail related to the Business addressed to such Seller to such address as Buyer or its designee or agent may designate; to endorse the name of such Seller on any notes, acceptances, checks, drafts, money orders or other evidence of payment of accounts receivables related to the Business or proceeds from the sale of the Purchased Assets that may come into possession of Buyer or its designee or agent; to sign the name of a Seller on any invoices, documents, drafts against, notices to account debtors of a Seller and assignments and requests for verification of accounts related to the Business; to execute proofs of claim and loss related to the Business; to execute any endorsement, assignments or other instruments of conveyance or transfer related to the Business; to execute releases related to the accounts receivable included in the Purchased Assets; and to do all other acts and things any of them may deem necessary and advisable to realize upon the accounts receivable related to the Business.

After expiration of the 120 day collection period specified in Section 4.8 herein, Buyer shall notify Seller of all Accounts Receivable which remain uncollected.  Buyer shall have exercised its customary collection practices with respect to the collection of the accounts receivable.  Upon receipt of notification along with copies of all pertinent invoices, it shall be the responsibility of Seller to collect such of the receivables as remain uncollected unless otherwise agreed between the parties.  Such accounts receivable will be transferred back to Seller and Seller shall promptly reimburse Buyer dollar-for-dollar, net of any specific reserves included in Net Working Capital, for the amount of the receivable(s) transferred back to Seller from Buyer. Correspondingly, in the event that the Accounts Receivable collected after the Closing by the Buyer exceed the stated value of the net Accounts Receivable at the Closing Date, Buyer shall promptly pay Seller such amounts collected in excess of the stated value of the net Accounts Receivable.

8.3

Efforts to Satisfy Closing Conditions.

Between the date hereof and the Closing Date, the Seller and Buyer shall (i) use commercially reasonable efforts to cause the conditions in Article IX and Article X respectively to be satisfied; and (ii)  not take any action or omit to take any action within their respective reasonable control to the extent such action or omission might result in a breach of any term or condition of this Agreement or in any representation or warranty contained in this Agreement being inaccurate or incorrect as of the Closing Date.  Prior to the Closing Date, each party shall promptly notify the other party in writing if it becomes aware of any fact or condition that (i) causes or constitutes a breach of any representation or warranty set forth in Article IV or Article V, respectively, or (ii) would have caused or constituted a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Disclosure Schedule if the Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition (including the addition of a new Section to the Disclosure Schedule), the Seller shall promptly deliver to the Buyer a supplement to the Disclosure Schedule specifying such change.

ARTICLE IX

CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

Each and all of the obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to fulfillment, prior to or as of the Closing Date, of the following conditions precedent:

9.1

Accuracy of Warranties; Performance of Covenants.

The representations and warranties of Seller contained herein shall be, if qualified by materiality or Material Adverse Effect, accurate in all respects and, if not so qualified, shall be accurate in all material respects, in each case, on the Closing Date as if made on and as of the Closing Date but without giving effect to any supplement to the Disclosure Schedule, as well as on the date when made.  Seller shall have performed each and all of the obligations and complied with each and all of the covenants, agreements and conditions specified herein to be performed or complied with on or prior to the Closing Date.

9.2

No Pending Action.

As of the Closing Date, no action or Proceeding that would have a Material Adverse Effect on the Business (nor any investigation preliminary thereto) or that relates to this Agreement or the transactions contemplated hereby shall be instituted or threatened at any time prior to or as of the Closing Date before any court or other governmental body by any Person or public authority.

9.3

Condition of Business and Purchased Assets.

Neither the Business nor the Purchased Assets shall have been materially adversely affected in any material way by any act of God, fire, flood, war, labor disturbance, legislation (proposed or enacted) or other event or occurrence, nor shall there have been any change in the property, financial condition or prospects of the Business or the Purchased Assets since the date hereof which would have a Material Adverse Effect thereon.

9.4

Access to Records.

The Buyer, its accountants, attorneys and agents shall have had adequate opportunity to examine all relevant information regarding the Business, including its books and records, prior to the Closing Date.

9.5

Officer’s Certificate.

Seller shall cause to be delivered to Buyer an Officer’s Certificate by an officer of each Seller dated as of the Closing Date, in the form and substance reasonably satisfactory to Buyer to the following effect:

(a)

Seller has good and marketable title to all property included in the Purchased Assets, subject to no liens, mortgages, pledges, claims, encumbrances, rights, security interest, restrictions, or charges of any kind or nature, direct or indirect, whether accrued, absolute, contingent or otherwise.

(b)

Seller has duly and validly performed and complied with all of its obligations under this Agreement which are to be performed or complied with by them on or prior to the Closing Date.

(c)

Certifying the matters set forth in Section 9.1.

9.6

Approval of Legal Matters by Counsel for Buyer.

All legal matters in connection with this Agreement and the Closing shall be approved by counsel for Buyer, acting reasonably, and there shall have been furnished to such counsel by

Seller such corporate and other records of the Business as such counsel may reasonably have requested.

9.7

Termination Statements.

Buyer shall have received UCC Termination Statements (if applicable) and other agreements or documents terminating any and all liens, security interests or encumbrances of record with respect to the Purchased Assets and/or the Business.

9.8

Required Consents.

The Buyer shall have received the Required Consents, each in form and substance reasonably acceptable to the Buyer, and each such Required Consent shall be in full force and effect.

9.9

Other Documents.

Seller shall have executed and delivered to Buyer such documents as Buyer shall reasonably request to carry out the purpose of this Agreement including, without limitation, the documents required in Article III and Section 6.9 hereof.

ARTICLE X

CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

Each and all of the obligations of Seller to consummate the transactions contemplated by this Agreement are subject to fulfillment, prior to or as of the Closing Date, of the following conditions precedent:

10.1

Accuracy of Warranties; Performance of Covenants.

The representations and warranties of Buyer contained herein shall be, if qualified by materiality or Material Adverse Effect, accurate in all respects and, if not so qualified, shall be accurate in all material respects, in each case, on the Closing Date as if made on and as of the Closing Date, as well as on the date when made.  Buyer shall have performed each and all of the obligations and complied with each and all of the covenants specified in this Agreement to be performed or complied with on or prior to the Closing Date; and Seller shall have received from an officer of Buyer a certificate to the effect that each of the conditions set forth in this 10.1 have been satisfied.

10.2

No Pending Action.

As of the Closing Date, no action or proceeding (nor investigation preliminary thereto) or that relates to this Agreement or the transactions contemplated hereby shall be instituted or threatened at any time prior to or as of the Closing Date before any court or other governmental body or by any Person or public authority.

10.3

Approval of Legal Matters by Counsel of Seller.

All legal matters in connection with this Agreement and the Closing shall be approved by counsel for Seller, acting reasonably, and there shall have been furnished to such counsel by Buyer such corporate and other records of Buyer pertaining to the Business and the Purchased Assets as such counsel may reasonably have requested.

10.4

Other Documents.

Buyer shall have executed and delivered to Seller such documents as Seller shall reasonably request to carry out the purpose of this Agreement including, without limitation, the documents required in Article III hereof.

ARTICLE XI

ADDITIONAL COVENANTS AND AGREEMENTS

11.1

Purchase Price Allocation.

Seller and Buyer shall, by mutual agreement, within 90 days of the Closing Date use their commercially reasonable best efforts to agree to the allocation of the Purchase Price (the “Allocation”) among the Purchased Assets being transferred hereunder in accordance with Section 1060 of the Code and any foreign rules or tax regulations involving allocation of the Purchase Price. Neither Buyer nor Seller shall, without the prior written approval of the other party hereto, file, or permit the filing of, any tax returns on which the Buyer or Seller takes any position inconsistent with the Allocation.  Buyer and Seller, respectively, will notify each other as soon as reasonably practicable of any audit adjustment or proposed audit adjustment by any taxing authority that affects the Allocation.

11.2

Records and Documents.

For seven (7) years following the Closing Date, each party hereto shall grant to the other party and its representatives, at such other party’s request, access to and the right to make copies of those records and documents related to the Business or the Purchased Assets with respect to the period prior to Closing, possession of which is held or retained by a party hereto, as may be necessary or useful in connection with Buyer’s conduct of the Business or ownership of the Purchased Assets after the Closing Date or as may relate to tax returns filed by either the Seller or the Buyer with regard to their specific periods of ownership of the Business.  If during such period any party hereto determines to dispose of such records, such party shall first give the other party sixty (60) days’ prior written notice thereof, during which period such other party shall have the right to take possession of such records.

11.3

Confidentiality.

In the event that the Closing does not occur, all parties hereto agree to hold in confidence all Confidential Information acquired from any other party hereto and will not use for its own purposes or divulge to third parties any such confidential data or information.  As used in this Agreement, “Confidential Information” means confidential business information regarding the

Business, including, without limitation, customer lists and files, prices and costs, business and financial statements and records, information relating to personnel contracts, stock ownership, liabilities, litigation, the terms of this Agreement or any related agreement, and information that the Seller provides on the Business directly or through agents or otherwise that is identified as confidential, and any written analysis or other document reflecting such information that any party prepares (an “Analysis”).  “Confidential Information” shall exclude (i) information that is or becomes publicly available or obtainable from independent sources and not in breach of the Buyer’s obligations hereunder, (ii) information that is required to be disclosed by a Law (including applicable securities laws and the rules and regulations of any stock exchange or inter-dealer automated quotation system on which the securities of the Buyer are traded), (iii) information was known by the Buyer prior to any disclosure to it by the Seller, or (iv) information, the disclosure of which, is necessary for the Buyer to enforce any or all of its rights under this Agreement.

The parties hereto agree to keep this proposed transaction confidential until mutual agreement is reached on publicity and all subsequent publicity will be cleared with all parties prior to release.

Notwithstanding the foregoing, Buyer may disclose Confidential Information received from Seller to its employees, agents and advisors (“Representatives”) who are informed of the confidential nature of such information and are informed of the terms of this Section.  Buyer shall be liable to the Seller for any breach of this Section by its Representatives.  Buyer will use the Confidential Information only in connection with this Agreement and the transactions contemplated hereby.

Upon termination of this Agreement without consummation of the transactions contemplated hereby, at the Seller’s request, the Buyer will return (and cause to be returned) to such party or destroy (and cause to be destroyed) all originals, copies, extracts or other reproductions of any confidential information that such party provides, and destroy any Analysis made that derives from such information.

If the Buyer becomes legally compelled by Law, deposition, subpoena, or other court or governmental action to disclose any of the Confidential Information, then the Buyer will give the Seller prompt notice to that effect, and will cooperate with the Seller if the Seller seeks to obtain a protective order concerning the Confidential Information.

11.4

Press Release.

No press release or other public announcement concerning the transactions contemplated by this Agreement shall be made prior to the Closing Date by Seller or by Buyer without the prior written consent of the other (such consent not to be unreasonably withheld) provided, however, that any party may, without such consent, make such disclosure if the same is required by any stock exchange on which any of the securities of such party or any of its Affiliates are listed or by any securities commission or other similar regulatory authority having jurisdiction over such party or any of its Affiliates, and if such disclosure is required the party making such disclosure shall use reasonable efforts to give prior oral or written notice to the other, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure.  Notwithstanding anything to the contrary contained herein Buyer and Seller may mutually agree to a form of press release prior to the Closing Date.

11.5

Reserved.

11.6

Dallas, Texas Facility.

Seller and Buyer agree to reasonably cooperate and work together to coordinate the shutdown of the Dallas, Texas facility of the Business immediately prior to the Closing Date.  Subject to the last sentence of this Section, Seller will be solely responsible for the shutdown of such facility and for all costs and liabilities associated therewith including being responsible for terminating the employees, including but not limited to WARN Notice Obligations and severance costs.  Buyer will be solely responsible for transferring all Purchased Assets from the Dallas, Texas facility to another location and the parties agree to use commercially reasonable efforts and coordinate the timely removal of such Purchased Assets.

11.7

Use of Corporate Name and Transfer of Domain Name.

Seller hereby agrees to provide Buyer with a sixty (60) day royalty free license from the Closing Date to use the corporate name, “Standex” currently utilized in marketing materials and transaction documents by the Business.  As soon as practicable following the Closing Date, Buyer shall change all forms and media utilizing the name “Standex” and confirm this change to Seller.  In addition, Seller shall cooperate with the transfer of the domain name used in connection with the Business.

ARTICLE XII

SURVIVAL AND INDEMNIFICATION

12.1

Survival of Representations, Warranties and Covenants.

The representations and warranties of the Seller contained in Article IV above, but specifically excluding Sections 4.1, 4.2, 4.3 and 4.6 (the “Seller Fundamental Representations”) and the representations and warranties of the Buyer contained in Article V above, but specifically excluding Sections 5.1, 5.2, and 5.3 (the “Buyer Fundamental Representations”), shall survive the Closing Date for a period of two years.  All of the Seller Fundamental Representations and Buyer Fundamental Representations shall survive the Closing Date and continue in full force and effect without limitation thereafter.

12.2

Indemnification for Benefit of the Buyer.

From and after the Closing, Seller (and each of them, jointly and severally) agrees to defend, indemnify and hold Buyer and its Affiliates, and each of their respective officers,

directors, members, managers, partners, employees, equityholders, agents, legal representatives, successors and assigns, as the case may be (the “Buyer Group”), harmless of, from and against any and all Losses of the Buyer Group, or any of them, arising from or relating to:

(a)

Any breach or alleged breach of any representation or warranty of Seller contained in this Agreement or in any schedule, Attachment or other document delivered pursuant to this Agreement;

(b)

Any breach or alleged breach by Seller of any covenant or agreement of Seller contained in this Agreement, or in any schedule, Attachment or other document delivered pursuant to this Agreement;

(c)

Any or all of the Excluded Liabilities;

(d)

The operation by Seller of the Business prior to the Closing Date (other than with respect to the Assumed Liabilities);

(e)

Any liability under the WARN Act (or any state equivalent thereof) or other similar applicable Law arising from the actions (or inactions) of Seller or its Affiliates prior to the Closing Date;

(f)

The breach or alleged breach by Seller of any contract, lease, or other agreement or understanding with any third party arising or accruing prior to the Closing Date (other than with respect to the Assumed Liabilities).

(g)

The actual or alleged violation of any Environmental Laws prescribing conduct for, or liability arising in connection with, the discharge, disposal, emission, dumping, burial, hauling or treatment of all discharges or emissions of substances generated, directly or indirectly, by the Business or Seller or with respect to any Facility, prior to the Closing Date;

(h)

Any action taken by any private individual or entity or any United States or foreign, federal, state, provincial, county, or municipal authority alleging that a Seller or any other Person operated any of the Business facilities prior to the Closing Date in violation of Environmental Laws relating to the discharge, disposal, emission, dumping, burial, hauling or treatment of discharge or emission of any hazardous substance;

(i)

Any claim, assessment, liability or lien by any United States or foreign, federal, state, provincial, county, local or municipal governmental body for any Taxes found to be due and owing, (A) directly or indirectly, on account of income earned, property owned or the results of operations of the Business at any time prior to the Closing Date or (B) under Treas. Reg. § 1.1502-6 (or any similar provision of state, local, or non-U.S. law as a transferee or successor, by contact or otherwise;

(j)

Any claim arising out of any products designed, manufactured or sold by Seller prior to the Closing Date, including, without limitation, any claim that any product manufactured by Seller was defectively designed, manufactured, packaged or labeled or that any such product is unsafe or inherently dangerous and any claim that any such product breaches any expressed or implied warranties including, without limitation, the implied warranties of merchantability and fitness for a particular purpose, as those terms are defined in the Uniform Commercial Code;

(k)

Any claim, assessment, liability or lien in connection with the MEPP Withdrawal Liability or any claim, assessment, liability or lien for withdrawal liability relating to any Multiemployer Plan imposed on or incurred by Buyer or its Affiliates on or after the Closing (regardless of whether such withdrawal liability is based in whole or in part on Buyer’s participation in the Multiemployer Plans following the Closing);

(l)

Any claims, actions, causes of action, liabilities or judgments which may be asserted, or recovered against Buyer in connection with any Bulk Sales Act(s) or statutes applicable to the transactions contemplated hereby;

(m)

The Encroachments;

(n)

The removal and termination of any financing statement, lien, or security interest of Marubeni-Itochu Steel America, Inc. or any of its Affiliates with respect to any of the Purchased Assets; and

(o)

The Doral Steel Dispute.

12.3

Indemnification for Benefit of the Seller.

From and after the Closing, Buyer (and each of them, jointly and severally) agrees to defend, indemnify and hold Seller and its Affiliates, and each of their respective officers, directors, members, managers, partners, employees, equityholders, agents, legal representatives, successors and assigns, as the case may be (the “Seller Group”), harmless of, from and against any and all Losses of the Seller Group, or any of them, arising from or relating to:

(a)

Any breach or alleged breach of any representation or warranty of Buyer contained in this Agreement or in any schedule, Attachment or other document delivered pursuant to this Agreement;

(b)

Any breach or alleged breach by Buyer of any covenant or agreement of Buyer contained in this Agreement, or in any schedule, Attachment or other document delivered pursuant to this Agreement;

(c)

Any or all of the Assumed Liabilities (other than with respect to the Excluded Liabilities);

(d)

Buyer’s operation of the Business after the Closing Date;

(e)

Any liability under WARN Act (or any state equivalent thereof) or other similar applicable Law arising from the failure of the Buyer on or after the Closing Date to comply with its obligations under Section 7.2(g);

(f)

The breach or alleged breach by Buyer of any contract, lease or other agreement or understanding with any third party arising or accruing on or after the Closing Date (other than with respect to the Excluded Liabilities);

(g)

The actual or alleged violation by Buyer of any Environmental Laws prescribing conduct for the discharge, disposal, emission, dumping, burial, hauling or treatment of all discharges or emissions of substances generated, directly or indirectly, by Buyer, its Affiliates or any successor or assignee of Buyer, on or after the Closing Date;

(h)

Any action taken by any private individual or entity or any United States or foreign, federal, state, provincial, county, or municipal authority alleging that Buyer, or any assignee or successor of Buyer, operated any of the Business facilities on or after the Closing Date in violation of Environmental Laws relating to the discharge, disposal, emission, dumping, burial, hauling or treatment of discharge or emission of any hazardous substance;

(i)

Any claim, assessment, liability or lien by any United States or foreign, federal, state, provincial, county, local or municipal or governmental body for any Taxes found to be due and owing, directly or indirectly, on account of income, earned, property owned or the results of operations of the Business at any time on or after the Closing Date; and

(j)

Any claim arising out of any products designed or manufactured by Buyer on or after the Closing Date, including, without limitation, any claim that any product manufactured by Buyer was defectively designed, manufactured, packaged or labeled or that any such product is unsafe or inherently dangerous and any claim that any such product breaches any expressed or implied warranties including, without limitation, the implied warranties of merchantability and fitness for a particular purpose, as those terms are defined in the Uniform Commercial Code.

12.4

Third Party Claims.

If any third party shall notify any Person entitled to indemnification hereunder (the “Indemnified Party “) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Indemnifying Party”) under this Article XII, then the Indemnified Party shall promptly (and in any event within ten business days after receiving notice of the Third Party Claim) notify each Indemnifying Party thereof in writing; provided that such failure to notify shall not limit the indemnification obligations of the Indemnifying Party unless such delay negatively impacts the Indemnifying Party’s ability to defend against a Third Party Claim, and then such indemnification obligations shall be limited only to the extent of such negative impact to the ability to defend.  Any Indemnifying Party will have the right, exercisable within ten days of receipt of such notice of a Third Party Claim, to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided that (i) the Indemnifying Party provides written notice to the Indemnified Party that the Indemnifying Party intends to undertake such defense, and by such notice it shall be conclusively established that the Indemnifying Party shall indemnify the Indemnified Party against all claims for indemnification resulting from or relating to such Third Party Claim as provided in this Article XII, (ii) the Indemnifying Party provides to the Indemnified Party evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party shall have the financial resources to defend against the Third Party Claim and to fulfill its indemnification obligations hereunder, (iii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently with counsel reasonably satisfactory to the Indemnified Party and (iv) if the Indemnifying Party is a party to the proceeding, the Indemnifying Party has not determined in good faith that joint representation would be inappropriate; provided, however, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld or delayed unreasonably) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.  The Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by the Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by Indemnified Party.  Unless and until an Indemnifying Party assumes the defense of the Third Party Claim as provided above, however, the Indemnified Party may defend against the Third Party Claim in any manner he or it reasonably may deem appropriate.  In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of each of the Indemnifying Parties (not to be withheld or delayed unreasonably).

12.5

Tax Audits.

Buyer and Seller agree to cooperate fully, as and to the extent reasonably requested by the other party, in the event of any audit, litigation or other proceeding with respect to Taxes of the Business for any period prior to the Closing.  Buyer and Seller each agree to give the other party prompt notice of the initiation of any such audit, litigation or other proceeding.

12.6

Limitations.

Except with respect to claims (i) based on fraud or willful misrepresentation or (ii) made pursuant to Sections 6.4 (Non-Competition) or 11.3 (Confidentiality), the rights of the Indemnified Parties under this Article XII shall be the sole and exclusive remedies of the Indemnified Parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty of failure to perform any covenant or agreement contained in this Agreement or otherwise relating to the transactions that are the subject of this Agreement.

Seller will have no liability (for indemnification or otherwise) with respect to the matters described in Section 12.2(a) (other than with respect to the Seller Fundamental Representations) until the total of all Losses with respect to such matters exceeds One Hundred Thousand Dollars ($100,000), and then only for the amount by which such Losses exceed One Hundred Thousand Dollars ($100,000).  Notwithstanding anything to the contrary contained in this Agreement, the aggregate liability of Seller for the sum of all Losses (a) under Section 12.2(a) (other than with respect to the Seller Fundamental Representations), shall not exceed an amount equal to twenty percent (20%) of the Purchase Price, as determined under Article II, (b) under Sections 12.2(c) (Excluded Liabilities), 12.2(g) (Environmental Matters), 12.2(h) (Environmental Matters), 12.2(i) (Taxes) and 12.2(k) (Pension Plan Matters) shall not be limited and (c) under any portion of Section 12.2 other than those described in clauses (a) and (b), shall not exceed an amount equal to the Purchase Price, as determined under Article II.

Buyer will have no liability (for indemnification or otherwise) with respect to the matters described in Section 12.3(a) (other than with respect to the Buyer Fundamental Representations) until the total of all Losses with respect to such matters exceeds One Hundred Thousand Dollars ($100,000), and then only for the amount by which such Losses exceed One Hundred Thousand Dollars ($100,000).  Notwithstanding anything to the contrary contained in this Agreement, the aggregate liability of Buyer for the sum of all Losses (a) under Section 12.3(a) (other than with respect to the Buyer Fundamental Representations), shall not exceed an amount equal to twenty percent (20%) of the Purchase Price, as determined under Article II, (b) under Sections 12.3(c) (Assumed Liabilities), 12.3(f) (Environmental Matters) and 12.3(g) (Environmental Matters) shall not be limited and (c) under any portion of Section 12.3 other than those described in clauses (a) and (b), shall not exceed an amount equal to the Purchase Price, as determined under Article II.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY BE LIABLE UNDER THIS AGREEMENT OR OTHERWISE FOR ANY EXEMPLARY, SPECULATIVE, CONSEQUENTIAL SPECIAL, INCIDENTIAL OR PUNITIVE DAMAGES (OTHER THAN THOSE AWARDED TO  THIRD PARTIES) AND NO CLAIM SHALL BE MADE OR AWARDED AGAINST ANY PARTY, FOR ANY SUCH DAMAGES (OTHER THAN THOSE AWARDED TO THIRD PARTIES).

Both parties shall cooperate and use commercially reasonable efforts to take action to assist in the mitigation of any damages for which indemnification is provided by the Indemnifying Party.

12.7

Independent Investigation.

In making the decision to enter into this Agreement and consummate the contemplated transactions, Buyer has relied upon its own independent due diligence investigations and inspection of the assets of the Seller , and on the representations, warranties, covenants and undertakings of Sellers in this Agreement.

BUYER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT, SELLERS HAVE NOT MADE ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MARKETABILITY, QUALITY, CONDITION, CONFORMITY TO SAMPLES, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE, EXCEPT AS OTHERWISE SET OUT IN THIS AGREEMENT, EXPRESSLY DISCLAIMED BY SELLERS .

EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT, SELLERS DO NOT MAKE ANY REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO (A) THE ACCURACY OR COMPLETENESS OF ANY RECORDS DELIVERED TO BUYER WITH RESPECT TO THE ASSETS, PROVIDED THAT THE DISCLAIMER SET FORTH IN THIS CLAUSE (A) IS NOT INTENDED TO EXTEND TO THE SCHEDULES TO THIS AGREEMENT OR TO FRAUD OR INTENTIONAL MISREPRESENTATION, OR (B) ANY FUTURE BUSINESS OR EVENT.  WITH RESPECT TO ANY PROJECTION OR FORECAST DELIVERED TO BUYER BY OR ON BEHALF OF SELLERS OR ANY OF THEIR AFFILIATES, BUYER ACKNOWLEDGES THAT (I) THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE SUCH PROJECTIONS AND FORECASTS, (II) BUYER IS FAMILIAR WITH SUCH UNCERTAINTIES, AND (III) BUYER IS TAKING FULL RESPONSIBILITY FOR MAKING ITS OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL SUCH PROJECTIONS AND FORECASTS FURNISHED.

12.8

Right of Set-Off.

The Buyer may, at its option, set off any amount to which it may be entitled under the Seller Note any Matured Indemnifiable Loss not paid by Seller.

ARTICLE XIII

GENERAL PROVISIONS

13.1

Amendment and Waiver.

No amendment or waiver of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by both parties, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

13.2

Notices.

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided.  Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received on the sixth Business Day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day following the sending, or if delivered by hand shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee.  Notice of change of address shall also be governed by this Section.  In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications shall be delivered by hand or sent by facsimile or other means of electronic communication and shall be deemed to have been received in accordance with this Section.  Notices and other communications shall be addressed as follows:

If to Buyer:

BW HVAC Operations, LLC

BW HVAC Real Estate Holdings, LLC

c/o Blue Wolf Capital Fund II, L.P.

One Liberty Plaza, 52nd Floor

(165 Broadway)

New York, NY 10006

Attention:  Charles P. Miller

Facsimile:  (646) 607-3889

With a copy to:

Robinson, Bradshaw & Hinson, P.A.

101 North Tryon Street, Suite 1900

Charlotte, North Carolina 28246

Attention:  Justin A. Brittain and Mark O. Henry

Facsimile:  (704) 339-3428

If to Seller:

Standex International Corporation

11 Keeywaydin Drive, Suite 300

Salem, New Hampshire 03079

Attn: Roger L. Fix, President/CEO

Email:fix@standex.com

Facsimile:  603-893-0194

With a copy to:

Legal Department

Standex International Corporation

11 Keewaydin Drive, Suite 300

Salem, New Hampshire 03079

Attn: Chief Legal Officer

Email:rosen@standex.com

Facsimile:  603-893-0194

Notwithstanding the foregoing, any notice or other communication required or permitted to be given by either party pursuant to or in connection with any arbitration procedures contained herein or in any Schedule hereto may only be delivered by hand.

The failure to send or deliver a copy of a notice to the Buyer’s counsel or the Seller’s counsel, as the case may be, shall not invalidate any notice given under this Section.

13.3

Binding Effect; Assignment.

This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.  Any assignment of this Agreement or the rights hereunder by a party hereto without the prior written consent of the other party shall be void; provided, however, that Buyer shall be entitled to assign its rights and duties under this Agreement to any Affiliate of the Buyer, to any Person that acquires all or substantially all of the assets of the Buyer or its subsidiaries or that merges with or into the Buyer, or to any lender to the Buyer or its Affiliates, in each case, without the consent of Seller provided, however, that Buyer shall remain liable hereunder.

13.4

Entire Transaction.

This Agreement, the Schedules, the Attachments and the other documents referred to herein contain the entire understanding among the parties with respect to the transactions contemplated hereby and shall supersede all other agreements and understandings among the parties.

13.5

Severability.

Should any provision of this Agreement be declared invalid, void or unenforceable for any reason, the remaining provisions hereof shall remain in full force and effect.

13.6

Headings; Construction.

The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references to “Sections” or “Articles” refer to the corresponding Sections or Articles of this Agreement unless otherwise specified.  All words used in this Agreement shall be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

13.7

Litigation Arising from Business Activities.

It is recognized that in the future claims or litigation may arise relating to the Business and the conduct, employees, products, property or assets thereof, which may relate directly or indirectly to the period prior to the Closing Date, the period subsequent to the Closing Date or both.  Therefore the parties hereby agree that, to the extent reasonable under the circumstances, they will fully assist and provide all information, records and documents to any other party with respect to any such claims, litigation or potential litigation in which such other party is or may be involved at the sole cost and expense of the party for whose benefit the litigation is being conducted or defended as the case may be.  Following the Closing Date, each party shall use reasonable efforts to make available to the other party, upon written request, such party’s officers, directors, employees and agents to the extent that such persons may reasonably be required in connection with any legal, administrative or other proceedings in which the requesting party may from time to time be involved relating to the Business or its business or operations including but not limited to all non-privileged records, books, contracts, instruments, documents, correspondence, computer data and other data and information prior to the Closing Date.

13.8

Governing Law; Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.  EACH OF THE PARTIES TO THIS AGREEMENT (A) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT, (C) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (D) AGREES NOT TO BRING ANY ACTION OR PROCEEDING (INCLUDING COUNTER-CLAIMS) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER IN ANY OTHER COURT.  EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.

13.9

Termination.

Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated at any time before the Closing Date only as follows:

(a)

By mutual written consent of Seller and Buyer;

(b)

By Buyer, by written notice of termination to Seller, in the event that any of the conditions precedent set forth in Article IX have not been satisfied or waived (or have become incapable of being satisfied) prior to the date 40 days after the date hereof; or

(c)

By Seller, by written notice of termination to Buyer, in the event that any of the conditions precedent set forth in Article X have not been satisfied or waived (or have become incapable of being satisfied) prior to date 40 days after the date hereof.

In the event of termination and abandonment hereof pursuant to the provisions of this Section 13.9, all further obligations of the parties shall terminate except that Section 11.3 (Confidentiality) shall remain in full force and effect and shall survive the termination of this Agreement.  Notwithstanding anything in this Agreement to the contrary, each of the parties to this Agreement shall be entitled to any remedy to which such party may be entitled at law or in equity for the violation or breach by any other party of any agreement, covenant, representation or warranty contained in this Agreement.

In the event of the termination and abandonment hereof pursuant to the provisions of this Section 13.9, each of Buyer and Seller (the “Receiving Party”) shall return to the other party (the “Disclosing Party”) all originals and copies of all documents and records related to the Disclosing Party or its business, in the possession of the Receiving Party or under its control, whether in the form of writings, computer records or otherwise, obtained by the Receiving Party in connection with this Agreement and the transaction contemplated hereby, and the Receiving Party shall not use any of the information contained therein for any purpose unrelated to this Agreement, and shall not disclose such information to any other person.

13.10

Expenses.

Except as otherwise expressly provided herein, each party to this Agreement shall pay its own costs and expenses in connection with the transaction contemplated hereby.

13.11

Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

ARTICLE XIV

DEFINITIONS

For purposes of this Agreement the following terms shall have the meanings ascribed to them:

“Accounts Payable” shall have the meaning set out in Section 1.4(e).

“Accounts Receivable” shall have the meaning set out in Section 1.2(a).

“ADP” means STANDEX AIR DISTRIBUTION PRODUCTS, INC., and SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

“Affiliate” shall have the meaning set forth in rule 12b-2, as amended, of the regulations promulgated under the securities Act of 1933, and, for purposes of clarification, with respect to the Buyer an “Affiliate” shall include, without limitation, Blue Wolf Capital Fund II, L.P.

“Aggregate Purchase Price” shall have the meaning set out in Article II.

“Agreement” shall have the meaning set out in the first paragraph of this Agreement.

“Allocation” shall have the meaning set out in Section 11.1.

“Analysis” shall have the meaning set out in Section 11.3.

“Assumed Liabilities” shall have the meaning set out in Section 1.4.

“Benefit Plans” shall have the meaning set out in Section 4.16.

“Business” shall have the meaning set out in the first Recital of this Agreement.

“Business Contracts” shall mean all agreements, contracts, and binding obligations, binding promises or binding undertakings (whether oral or written and whether express or implied), including all licenses, indentures, deeds of trust, leases and notes, in each case, to the extent related to the Business or the Purchased Assets.

“Business Employee” shall have the meaning set out in Section 7.2(a).

“Buyer” shall have the meaning set out in the first paragraph of this Agreement.

“Buyer Fundamental Representations” shall have the meaning set out in Section 12.1

“Buyer Group” shall have the meaning set out in Section 12.2.

“BW Operations” shall have the meaning set out in the first paragraph of this Agreement.

“BW Real Estate” shall have the meaning set out in the first paragraph of this Agreement.

“Cash Purchase Price” shall have the meaning set out in Section 2.2.

“CERCLA” shall mean the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980

“Closing” shall have the meaning set out in the first paragraph of Article III.

“Closing Date” shall have the meaning set out in Article III.

“Closing Date Statement of Net Working Capital” shall have the meaning set out in Section 2.4.

“Closing Inventory” shall have the meaning set out in Section 2.3.

“COBRA” shall have the meaning set out in Section 7.2(c).

“Code” shall have the meaning set out in Section 4.16.

“Confidential Information” shall have the meaning set out in Section 11.3.

“Confidentiality Agreement” shall have the meaning set out in Section 6.2.

“Credit Agreement” means that certain Credit Agreement dated as of January 5, 2012, among Standex International Corporation and the lenders set forth therein, as it exists on the date hereof.

“Disclosing Party” shall have the meaning set out in Section 13.9.

“Disclosure Schedule” means the Schedules delivered to the Buyer by the Seller concurrently with the execution of this Agreement.  Each representation, warranty and covenant set forth herein shall have independent significance.  Any disclosures in any part of the Disclosure Schedule apply only to the Section of this Agreement to which they expressly relate and not to any other representation, warranty or covenant.

“Doral Steel Dispute” means the dispute between the Seller and Doral Steel, Inc. that is described on Schedule 4.17.

“Encroachments” means any one or more of the following:  (a) encroachments of the building, loading dock, parking spaces and other improvements at the Medina, NY Facility into the right-of-way for both (i) the New York State Barge Canal and (ii) Commercial Street, as reflected on the Medina, NY Facility Survey; (b) lack of access easement or other legal right to cross the right-of-way of the New York State Barge Canal to provide vehicular access to the loading docks on eastern side of the building located at the Medina, NY Facility from Commercial Street; (c) encroachment of the building at the Detroit Lakes, MN Facility into both (i) the 40’ rear setback line and (ii) the utility easement described in Plat Book H, Page 61, as reflected on the Detroit Lakes, MN Facility Survey; (d) encroachment of fourteen (14) parking spaces at the Detroit Lakes, MN Facility into the right-of-way for 11th Avenue S.E. as reflected on the Detroit Lakes, MN Facility Survey; and (e) any other encroachments not reflected on the Surveys.

“Environmental Laws” shall have the meaning set out in Section 4.23.

“ERISA” shall have the meaning set out in Section 1.5(g).

“ERISA Affiliates” shall have the meaning set out in Section 4.16.

“Excluded Assets” shall have the meaning set out in Section 1.3.

“Excluded Contacts” shall have the meaning set out in Section 1.3(j).

“Excluded Liabilities” shall have the meaning set out in Section 1.5.

“Facilities” means all real property interests, whether leased or owned, of Seller related to the Business.

“Facilities Warranties” shall mean any warranties or guaranties issued by any architect, contractor, manufacturer, supplier or similar third party related to the Facilities.

“Financial Statements” shall have the meaning set out in Section 4.4.

“Georgia Real Property” shall have the meaning set out in Section 1.2(t).

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any municipal, local, city or county government, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled, through capital stock or otherwise by any of the foregoing.

“Hazardous Substances” shall have the meaning set out in Section 4.23.

“Immaterial Contract” means a Business Contract that (i) will not involve aggregate payments or other consideration of value to be given to or by a Seller or the Business in excess of $20,000 individually and $80,000 when taken together with all other Immaterial Contracts, (ii) does not involve a sharing of profits, losses, costs or liabilities by the Seller with any other Person, and does not contain covenants that in any way purport to restrict the business activity of the Seller or limit the freedom of the Seller to engage in any line of business or to compete with any Person and (iii) may be terminated without liability on not more than 90 days notice.

“Improvements” shall have the meaning set out in Section 4.18.

“Indemnified Party” shall have the meaning set out in Section 12.4.

“Indemnifying Party” shall have the meaning set out in Section 12.4.

“Interim Balance Sheet” shall have the meaning set out in Section 4.4.

“Inventory” shall have the meaning set out in Section 1.2(c).

“IRS” shall have the meaning set out in Section 4.16.

“Knowledge” means that any individual who is serving as a director or officer of a Seller or in any similar capacity, including Steven Brown, James Mettling, David Hillman, Deborah A. Rosen and Tom Smid is actually aware, or would be aware after due inquiry, of such fact or other matter in issue.

“Law” means any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or Governmental Authority and, with respect to any Person, includes all such Laws applicable or binding upon such Person, its business or the ownership or use of any of its assets.

“Losses” means, with respect to any Person or Persons, any and all claims, losses, damages, liabilities, costs or expenses, alleged or actually incurred or sustained by such Person or Persons.

“Material Adverse Effect” means a material adverse effect on the business, financial condition or results of operation of the Business taken as a whole or the Purchased Assets taken as a whole, but excluding any effect resulting from (a) the announcement or pendency of the transaction contemplated by this Agreement including the loss of customers or suppliers or cancellations or delays of orders placed with the Business; (ii) conditions affecting the industry in which the Business operates, general business or economic conditions or financial markets; (iii) compliance by the Seller with the terms of, or taking of any action contemplated by, this Agreement; (iv) changes in any Law applicable to the Business or Seller; and (v) changes by Seller in its accounting methods, principles of practice as required by applicable Laws or by GAAP.  For purposes of this definition “Material Adverse Effect” shall be deemed to occur whenever the effect in question would exceed $250,000 individually or in the aggregate.

“Material Contracts” shall have the meaning set out in Section 4.20.

“Matured Indemnifiable Losses” means, with respect to any claim for indemnification under Section 12.2, amounts that (i) have been mutually agreed in writing by the Seller to be indemnifiable under Section 12.2 or (ii) have been determined by a final, nonappealable judgment of a court of competent jurisdiction to be indemnifiable under Section 12.2, in each case subject to the limitations set forth in Section 12.6.

“MEPP Withdrawal Liability” shall have the meaning set out in Section 1.5(g).

“Minnesota Real Property” shall have the meaning set out in Section 1.2(t).

“Multiemployer Plan” shall have the meaning set out in Section 1.5(g).

“Net Working Capital” shall have the meaning set out in Section 2.1.

“New York Real Property” shall have the meaning set out in Section 1.2(t).

“Normalized Net Working Capital” shall have the meaning set out in Section 2.1.

“Owned Real Property” shall have the meaning set out in Section 1.2(t).

“Permits” shall have the meaning set out in Section 4.22.

“Permitted Exceptions” shall have the meaning set out in Section 4.18.

“Person” means any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or other legal entity.

“Personal Property Leases” shall have the meaning set out in Section 1.2(e).

 “Prepaid Assets” shall have the meaning set out in Section 1.2(x).

“Proceedings” shall have the meaning set out in Section 4.17.

“Products” shall have the meaning set out in Section 4.21.

“Proprietary Information” shall have the meaning set out in Section 4.13.

“Purchase Price” shall have the meaning set out in Section 2.1.

“Purchased Assets” shall have the meaning set out in Section 1.2.

“Real Property Plans” shall mean any surveys, plans, specifications, and operating manuals relating to the Owned Real Property, the Facilities or the Real Property Leases.

“Purchased Real Property” shall have the meaning set out in Section 4.18.

“Purchased Real Property Leases” shall have the meaning set out in Section 1.2(t).

“Real Property Leases” shall have the meaning set out in Section 4.18.

“Receiving Party” shall have the meaning set out in Section 13.9.

“Representatives” shall have the meaning set out in Section 11.3.

“Required Consents” shall have the meaning set out in Section 4.28.

“Seller” shall have the meaning set out in the first paragraph of this Agreement.

“Seller Affiliates” shall have the meaning set out in Section 4.19.

“Seller Fundamental Representations” shall have the meaning set out in Section 12.1.

“Seller Group” shall have the meaning set out in Section 12.3.

“Seller Note” shall have the meaning set out in Section 2.2(b).

“Surveys” means, collectively, (a) that certain survey of the Medina, NY Facility prepared by O’Neill-Rodak Land Surveying Associates, P.C., last revised February 6, 2012, (b) that certain survey of the Detroit Lakes, MN Facility prepared by Millman Surveying, Inc., last revised February 6, 2012, and (c) that certain survey of the Powder Springs, GA Facility prepared by Urban Engineers, Inc., last revised February 6, 2012.

“Taxes” means all federal, state, local, foreign and other income, sales, use, ad valorem, transfer property, gross receipts, excise, withholding, social security, unemployment and employment, occupation, disability, severance, use, service, license, payroll, franchise, transfer, alternative and add-on minimum tax, estimated, stamp, capital stock, environmental, windfall profits tax, custom, import, duty, value added, premium, registration and recording taxes or other taxes, fees, assessments or charges of any kind, together with any interest, fines, any penalties, or additions with respect thereto, and the term “Tax” means any one of the foregoing Taxes imposed by the United States or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis.

“Third Party Claim” shall have the meaning set out in Section 12.4.

“Title Commitments” means the title commitments delivered by Seller to Buyer for each of the Owned Real Properties prior to the date of this Agreement.

“Transferred Employees” shall have the meaning set out in Section 7.2(b).

“Triggering Event” means (i) Standex International Corporation is no longer required to file periodic reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933, as amended, (ii) the Consolidated Leverage Ratio (as defined and calculated in the Credit Agreement) at any time during any period of three consecutive fiscal quarters is greater than 4.00:1.00 or is greater than 6.00:1.00 for any one reporting quarter, (iii) Standex International Corporation or any of its subsidiaries sells all or a majority of their consolidated assets, or (iv) Standex International Corporation or any of its subsidiaries shall fail to pay when due (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period or notice provisions) any principal of or interest on any Indebtedness (as defined in the Credit Agreement).

“WARN” shall mean the Worker Adjustment and Retraining Notification Act.

“Warn Notice Obligations” shall have the meaning set out in Section 7.2(g).

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed on the day and year first above written.

STANDEX INTERNATIONAL CORPORATION

/s/  Roger L. Fix

By:

Roger L. Fix

Its:

President/CEO

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

/s/ Roger L. Fix

By:

Roger L. Fix

Its:

Vice President

SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

/s/ Roger L. Fix

By:

Roger L. Fix

Its:

Vice President

(Signatures Continue on Following Page)

[Purchase and Sale Agreement]

BW HVAC OPERATIONS, LLC

/s/ Michael C. Ranson

By:

Michael C. Ranson

Its:

Managing Director

BW HVAC REAL ESTATE HOLDINGS, LLC

/s/ Michael C. Ranson

By:

Michael C. Ranson

Its:

Managing Director

[Purchase and Sale Agreement]

Attachment I

Form of Seller Note

See Attached

PROMISSORY NOTE

$3,000,000

Salem, New Hampshire

__________, 2012

FOR VALUE RECEIVED, the undersigned, BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company (“Maker”), hereby promises to pay to Standex International Corporation, a Delaware corporation, or permitted assigns (the “Holder”) the sum of Three Million Dollars and No Cents ($3,000,000), with interest accruing on the unpaid principal balance from the date of this Note until paid, at the rate of two and one quarter percent (2.25%) per annum.  All of the outstanding principal and accrued interest due on this Note shall be paid in full to the Holder on or before March 1, 2017

This Note is delivered in connection with that certain Purchase and Sale Agreement dated February __, 2012 between the Maker, BW HVAC Operations, LLC, the Holder and certain subsidiaries of the Holder.  The payment of this Note is secured by first mortgages on real estate located in Medina, New York; Detroit Lakes, Minnesota; and Powder Springs, Georgia (collectively the “Mortgages”), which Mortgages were entered into by Maker and Holder on the execution date hereof.  Such Mortgages shall be recorded by Holder in Orleans County, New York; Becker County, Minnesota; and Cobb County, Georgia.  Pursuant to the last paragraph hereof, this Note is being guaranteed by BW HVAC Operations, LLC, a Delaware limited liability company, and BW HVAC Holdings, LLC, a Delaware limited liability company (the “Guarantors”).

Payments on this Note shall be made in U.S. Dollars to the Holder and shall be tendered via wire transfer to an account designated in writing by Holder.  Payments on this Note shall first be applied to accrued interest and then to principal.

To the extent not paid earlier, principal payments on this Note shall be made on the following schedule:

Date

Payment

March 1, 2016	$1,500,000
March 1, 2017	$1,500,000

Accrued and unpaid interest on this Note shall be due on [March 1] of each year commencing with [March 1,] 2013.

The Maker shall have the right to prepay this Note in whole or in part at any time without premium or penalty.

If the Holder shall advance any tax, lien, insurance or other charge for the account of or protection of the premises described in the Mortgages, the amount so advanced shall, at the Holder’s option, be added to the principal of this Note and be secured by the Mortgages.

 The occurrence of any one of the following events shall constitute an event of default hereunder (each such event hereinafter referred to as an “Event of Default”):

(a)

failure of Maker to make any payment required to be made by this Note, and the same is not cured within five (5) days after written notice of such failure from the Holder;

(b)

failure of Maker to perform, keep or observe any other covenant or agreement in this Note, and the same is not cured within twenty (20) days after written notice of such failure from the Holder; or

(c)

occurrence of any of the following events with respect to the Maker:

(i)

dissolution not in connection with a reorganization, merger or consolidation which is approved in writing by the Holder;

(ii)

admission in writing of insolvency or inability to pay debts generally as they become due;

(iii)

commission of an act of bankruptcy including, but not limited to, making an assignment for the benefit of creditors, calling a meeting of creditors, appointment of a committee of creditors or liquidating agent, or offering a composition or extension to creditors;

(iv)

commencement of any proceeding, suit or action (at law or in equity, or under any of the provisions of the Bankruptcy Code, as amended) for reorganization, composition, extension, arrangement, receivership, liquidation or dissolution, or appointment of or application for a receiver, conservator, rehabilitator or similar officer or committee for Maker or any property of Maker, unless the same is discharged within thirty (30) days from the date such proceedings are commenced; or

(v)

entry of a judgment or issuance of a warrant of attachment or injunction before or after the date of this Note against Maker or against any property of Maker or commencement of any proceedings supplementary to execution relating to judgment, which judgment, warrant of attachment, injunction or supplementary proceeding materially impacts the Maker’s ability to make payments under the Note and is not stayed, satisfied, vacated, enjoined or appealed within thirty (30) days from the entry, issuance or commencement thereof;

(d)

cessation of a material portion of the business or businesses being conducted by the Maker or suspension thereof and failure to resume such business within thirty (30) days after notice from the Holder that materially impacts the obligation to make payments under the Note;

(e)

merger, consolidation or liquidation with or into any person, entity, firm or corporation without the prior written consent of Holder where the Maker is not the surviving entity or majority shareholder;

(f)

a material default, which remains uncured after ten (10) days written notice, of (i)  Maker’s obligations under the Lease, with a Commencement Date of October 1, 2010, between Walton CWOR Commerce Park 10, L.L.C. and Snappy Air Distribution Products, Inc, for approximately 46,000 square feet at 158th Commerce Park, Building 4, 16233 NE Cameron Blvd, Portland, OR 97230, which has been assigned to Maker by Holder on the execution date hereof, and accordingly, under which Maker is Lessee of the Lease, which default results in liability to the Holder; or (ii) BW HVAC Operations, LLC’s obligations under the Sublease Agreement, dated as of the date hereof, between BW HVAC Operations, LLC and Standex Air Distribution Products, Inc., with respect to the property located at 7601 State Road, Philadelphia, Pennsylvania.

Upon the occurrence of one or more Events of Default, the Holder may, at its sole and absolute discretion, declare all outstanding obligations by Maker to the Holder, including but not limited to obligations under the Mortgages, although otherwise unmatured or contingent, to be immediately due and payable without demand, and in such event interest shall begin to accrue on the unpaid balance from the date of default at the rate of twelve percent (12%) per annum.  Failure of the Holder to exercise such option shall not constitute a waiver of said option in the event of any subsequent default.

Should the indebtedness evidenced by this Note be collected by legal action, the Maker agrees to pay court costs and reasonable attorneys fees and other documented collection charges incurred in connection with collection of this Note.

The remedies of Holder as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as the occasion therefore shall arise.  No act or omission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed a waiver or release of same, such waiver or release to be effective only if set forth in a written document executed by Holder and then only to the extent specifically recited therein.

The Maker waives presentment, notice of protest and all other demands (other than for initial payment) and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, except as otherwise specifically set forth in this Note, and consents to any extension of the time of payment or any other indulgence under this Note.  This Note may not be amended except by a writing executed by the Holder and the Maker.

If the last day for taking any action required or permitted hereby (including the payment of principal, costs and fees) shall be a Saturday, Sunday or legal holiday in New York, New York, then such action may be taken or such payment may be made on the next succeeding business day.

Holder shall have the right to assign its interest hereunder at any time.  This Note shall be binding upon the Maker, its successors and assigns.

This Note shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts or choice of law principles as of the date first above written. The undersigned waives the right to jury trial on any enforcement of this Note.

Each Guarantor, on a joint and several basis, for value received, irrevocably, unconditionally and absolutely guarantees and promises to pay to the order of  Holder, on demand, in lawful money of the United States of America, all existing and future obligations of the Maker hereunder (including the outstanding principal and any interest or other amounts payable hereunder), however these obligations have been or may be incurred or evidenced, whether absolute or contingent direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several (the “Obligations”).  Each Guarantor further agrees that if the Maker shall fail to pay in full when due any of the Obligations, such Guarantor will pay the same on demand, in like currency, as a principal obligor and not a surety.  Each Guarantor waives presentment for payment, demand, protest, notice of protest and notice of nonpayment and agrees to all extensions, renewals, discharge or exchange of any other party or collateral without notice.  This Guaranty is independent of and in addition to any other security, collateral, endorsement or guaranty held by Holder for the Obligations or any part thereof.

This guaranty shall not be impaired, altered or otherwise affected by any neglect, failure or omission to hold, protect or rely or realize upon any such other or additional security or guaranty, or by any renewal, extension, modification, compounding, compromise or discharge of the Note or any part thereof, or by any other act or thing whatsoever, each and all of which each Guarantor hereby consents to without notice to such Guarantor.  The liability of each Guarantor shall be direct, immediate and absolute and shall not be conditional or contingent upon the pursuit, exercise or prosecution by Holder of any other remedy or remedies whatsoever and Holder shall have and may exercise against each Guarantor any and all rights and remedies that it might against the Maker upon past due liquidated Obligations or any part thereof.

The execution of this Guaranty by each Guarantor is not contrary to or a violation of such Guarantor’s respective certificate of incorporation, charter, by-laws or any agreement or indenture to which it or its members are a party or by which it or its property or its members are bound and it represents to Holder that it is duly authorized to guarantee the Obligations.

MAKER: BW HVAC Real Estate Holdings, LLC By: _______________________________ Name: Title:
FOR PURPOSES OF AGREEING TO THE LAST THREE PARAGRAPHS HEREOF AS GUARANTORS: BW HVAC Operations, LLC By: _______________________________ Name: Title:
BW HVAC Holdings, LLC By: _______________________________ Name: Title:
AGREED TO AND ACCEPTED BY: Standex International Corporation By: ___________________________ Name: Roger L. Fix Title: President/CEO

Attachment II

Form of Bill of Sale

See Attached

BILL OF SALE

This BILL OF SALE, dated as of _______, 2012, is made by Standex International Corporation, a Delaware corporation, Standex Air Distribution Products, Inc., a Delaware corporation, and Snappy Air Distribution Products, Inc., a Delaware corporation (the foregoing entities collectively referred to as “Seller”), to BW HVAC Operations, LLC, a Delaware limited liability company (“BW Operations”), and is delivered in connection with the transactions contemplated by that certain Purchase and Sale Agreement between the Seller, BW Operations and BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company, dated as of February 22, 2012 (as amended, the “Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

The Seller, pursuant to the terms of the Purchase Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, sell, assign, transfer and convey to BW Operations and its successors and assigns all of the Seller’s right, title and interest in and to the Purchased Assets (other than the Owned Real Property), effective as of the date hereof.  Delivery of this Bill of Sale constitutes receipt by BW Operations of such Purchased Assets, to have and to hold all such Purchased Assets for BW Operations and its successors and assigns for their own use and behalf forever.

The Seller, for itself and its successors and assigns, further covenants and agrees with BW Operations and its successors and assigns that the Seller will execute and deliver such other bills of sale, transfers, assignments and other instruments of conveyance and will do such other acts as reasonably requested by BW Operations further to vest in BW Operations such title to the Purchased Assets and to fulfill and discharge the Seller’s obligations of conveyance hereunder and under the Purchase Agreement.

This Bill of Sale is executed and delivered pursuant to, and is subject to the terms of, the Purchase Agreement, and nothing contained herein is intended to alter, modify, expand or diminish the terms set forth in the Purchase Agreement, including the representations and warranties relating to the Purchased Assets.

IN WITNESS WHEREOF, the Seller has executed this Bill of Sale by its duly authorized officer as of the date hereof.

STANDEX INTERNATIONAL CORPORATION

By:

Roger L. Fix

Its:

President/CEO

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

Attachment III

Form of Assignment and Assumption Agreement

See Attached

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of ________, 2012, is between Standex International Corporation, a Delaware corporation, Standex Air Distribution Products, Inc., a Delaware corporation, and Snappy Air Distribution Products, Inc. a Delaware corporation (the foregoing entities collectively referred to as “Seller”), and BW HVAC Operations, LLC, a Delaware limited liability company (“BW Operations”) and is delivered in connection with the consummation of the transactions contemplated by that certain Purchase and Sale Agreement between the Seller, BW Operations and BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company, dated as of February __, 2012 (as amended, the “Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

Pursuant to the terms of the Purchase Agreement, effective as of the date hereof, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (a) the Seller hereby sells, conveys, transfers and assigns to BW Operations and its successors and assigns all of the Seller’s right, title and interest in and to any and all of the Purchased Assets (including, without limitation, the Seller’s right, title and interest in and to the Business Contracts to the extent such right, title and interest constitutes Purchased Assets but excluding the Owned Real Property), and (b) BW Operations hereby assumes the Assumed Liabilities (including, without limitation, the Seller’s obligations arising under the Business Contracts to the extent such obligations constitute Assumed Liabilities), but in each case only to the extent provided in the Purchase Agreement.

The Seller and BW Operations agree to execute, deliver and file such other documents and take such other actions as may be necessary or desirable to effect the purpose of this Assignment and Assumption Agreement.

This Assignment and Assumption Agreement is executed and delivered pursuant to, and is subject to the terms of, the Purchase Agreement, and nothing contained herein is intended to alter, modify, expand or diminish the terms set forth in the Purchase Agreement.

IN WITNESS WHEREOF, the Seller and the Buyer have executed this Assignment and Assumption Agreement as of the date hereof.

THE SELLER:

STANDEX INTERNATIONAL CORPORATION

By:

Roger L. Fix

Its:

President/CEO

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

BW OPERATIONS:

BW HVAC OPERATIONS, LLC

By:

Michael C. Ranson

Its:

Managing Director

Attachment IV

Forms of Deeds

See Attached

3102894 22070.00013

UPON RECORDING RETURN TO:

Chicago Title Insurance Company
4111 Executive Parkway, Suite 304
Westerville, OH 43081
Attn: Mark Sinkhorn, Esq.

LIMITED WARRANTY DEED

STATE OF GEORGIA

COUNTY OF COBB

THIS INDENTURE (the “Deed”), made as of this ____ day of ___________, 2012, by and between STANDEX AIR DISTRIBUTION PRODUCTS, INC., a Delaware corporation (herein called “Grantor”), and BW HVAC REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (herein called “Grantee”).

WITNESSETH:  That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee all that tract or parcel of land described on Exhibit A, attached hereto and made a part hereof (the “Property”).

TO HAVE AND TO HOLD the said bargained premises, together with all and singular the rights, members and appurtenances thereof, to the same being, belonging or in any wise appertaining, to the only proper use, benefit and behoof of Grantee, forever, IN FEE SIMPLE.

This deed and the warranty of title contained herein are made expressly subject to the permitted title exceptions set forth on Exhibit B attached hereto and made a part hereof.

GRANTOR WARRANTS and shall forever defend the right and title to the Property unto the Grantee and the heirs, legal representatives, successors and assigns of Grantee against the claims of all persons whomsoever claiming by, through or under Grantor.

(The words “Grantor” and “Grantee” include all genders, plural and singular, and their respective heirs, successors and assigns where the context requires or permits.)

IN WITNESS WHEREOF, Grantor has signed and sealed this deed, the day and year first above written.

Signed, sealed and delivered in the presence of: ___________________________________ Witness ___________________________________ Notary Public My commission expires: [NOTARY SEAL]	STANDEX AIR DISTRIBUTION PRODUCTS, INC. By: _______________________________ Name: _______________________________ Title: _______________________________ (CORPORATE SEAL)

3102894 22070.00013

EXHIBIT “A”

Legal Description of the Property

All that tract or parcel of land lying and being in the City of Powder Springs, Land Lots 749, 750 and 751 of the 19th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

To find the POINT OF BEGINNING, commence at an iron pin (5/8 inch re-bar) located at the intersection of the northern right-of-way line of CSX Transportation railroad bed (tracks removed) (100 foot right-of-way) and the eastern right-of-way line of Florence Road (70 foot right-of-way); thence continue along the eastern right-of-way line of Florence Road along a curve to the right having a radius of 2340.94 feet and an arc length of 554.19 feet, being subtended by a chord of North 20 degrees 34 minutes 45 seconds West for a distance of 542.97 feet to a 5/8 inch re-bar set on said right-of-way line being the POINT OF BEGINNING; thence continue along said right-of-way line of Florence Rod along a curve to the right having a radius of 2340.94 feet and an arc length of 161.77 feet, being subtended by a chord of North 11 degrees 56 minutes 23 seconds West for a distance of 161.74 feet to an iron pin found (1/2 inch re-bar) located on said right-of-way line;  thence continue along said right-of-way line North 12 degrees 08 minutes 34 seconds West for a distance of 583.71 feet to an iron pin found (1/2 inch re-bar) at the intersection of the eastern right-of-way line of Florence Road and the northern land lot line of Land Lot 749; thence leaving said right-of-way line, continue along the northern line of Land Lots 749 and 750, North 88 degrees 47 minutes 47 seconds East for a distance of 800.59 feet to an iron pin found (3/8 inch re-bar) on the western right-of-way line of State Highway 6 (a.k.a. U. S. Highway 278) (right of way width varies);   thence continue along said right-of-way line of State Highway 6 along a curve to the right having a radius of 1687.95 feet and an arc length of 850.61 feet, being subtended by a chord of South 51 degrees 47 minutes 14 seconds East for a distance of 841.64 feet to an iron pin set (5/8 inch re-bar) on the said right-of-way line;   thence continue along said right-of-way South 02 degrees 00 minutes 05 seconds East for a distance of 144.44 feet to a concrete right-of-way monument found on said right-of-way line;   thence continue along said right-of-way line North 89 degrees 36 minutes 13 seconds East for a distance of 72.36 feet to a concrete right-of-way monument found on said right-of-way line; thence continue along said right-of-way line South 19 degrees 50 minutes 23 seconds East for a distance of 55.05 feet to an iron pin set (5/8 inch re-bar) on said right-of-way line of State Highway 6;   thence leaving said right-of-way line, continue along a line South 88 degrees 47 minutes 47 seconds West for a distance of 1401.86 feet to an iron pip set (5/8 inch re-bar), said iron pin being the POINT OF BEGINNING.

Said property contains 20.000 acres more or less.

3102894 22070.00013

EXHIBIT “B”

Permitted Title Exceptions

1.

[Exceptions to be inserted based on contract and title commitment.]

3102894 22070.00013

Record and Return to:

Chicago Title Insurance Company

4111 Executive Parkway, Suite 304

Westerville, OH 43081

Attn:  Mark Sinkhorn, Esq.

WARRANTY DEED

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

A Delaware corporation, with executive offices at

11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079

the part of the first part

in consideration of

Hereby grants to:

BW HVAC Real Estate Holdings, LLC, its successors and assigns

A Delaware limited liability company, with offices at

_______________________________

the party of the second part

All that tract or parcel of land identified on Exhibit A attached hereto and incorporated herein by reference.  Together with the appurtenances and all the estate and rights of the party of the first part in and to said premises.  To have and to hold the premises herein granted unto the party of the second part, its successors and assigns forever.

This conveyance is made subject to the matters set forth on Exhibit B attached hereto and incorporated herein by reference.

THIS CONVEYENCE does not constitute all or substantially all of the assets of the party of the first part.

3102894 22070.00013

And said party of the first part covenants as follows:

First, That the party of the second part shall quietly enjoy the said premises;

Second, That said party of the first part will forever Warrant the title to said premises.

Third, That, incompliance with Sec. 13 of the Lien Law, the grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

[Signatures on following page]

3102894 22070.00013

In Witness Whereof, the party of the first part has hereunto set its hand and seal the day and year first above written.

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

By:

_______________________________________

Roger L. Fix, Vice President

State of New Hampshire

County of Rockingham

On the _______ day of ___________, in the year 2012, before me the undersigned officer, personally appeared Roger L. Fix, in his capacity as Vice President of Standex Air Distribution Products, Inc., personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument and acknowledged to me that by his signature on the instrument, he executed and delivered the same as his free act and deed on behalf of said corporation in Salem, Rockingham County, New Hampshire.

________________________________________

(Seal)

Notary Public

My commission expires:

3102894 22070.00013

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND,  situate in Town Lots 1 and 41, Township 15, Ranges 3 and 4 in the Village of Medina, County of Orleans and State of New York, more particularly known and described as follows:

BEGINNING at a rebar set in the easterly highway boundary line of Prospect Street a/k/a New York State Route 63 (66 feet wide) at the north corner of lands appropriated by New York State per Liber 584 of Deeds, page 247 and Liber 610 of Deeds, page 45;

Thence (1) north 01° 19’ 30” west along the easterly highway boundary line of Prospect Street a distance of 182.50 feet to a rebar set;

Thence along the south line of the New York State Barge Canal the following bearings and distances;

Thence (2) south 86° 26’ 00” east a distance of 15.00 feet to a point;

Thence (3) south 84° 22’ 10” east a distance of 60.12 feet to a point;

Thence (4) south 79° 56’ 40” east a distance of 60.76 feet to a point;

Thence (5) south 78° 38’ 50” east a distance of 61.98 feet to a point;

Thence (6) south 75° 34’ 40” east a distance of 61.47 feet to a point;

Thence (7) south 73° 44’ 00” east a distance of 60.29 feet to a point;

Thence (8) south 69° 21’ 00” east a distance of 60.71 feet to a point;

Thence (9) south 67° 58’ 10” east a distance of 60.94 feet to a point;

Thence (10) south 63° 51’ 50” east a distance of 60.21 feet to a point;

Thence (11) south 61° 38’ 20” east a distance of 61.74 feet to a point;

Thence (12) south 59° 18’ 30” east a distance of 60.05 feet to a point;

Thence (13) south 55° 07’ 00” east a distance of 60.99 feet to a point;

Thence (14) south 59° 56’ 20” east a distance of 40.35 feet to a rebar set;

Thence (15) south 00° 59’ 10” east a distance of 63.06 feet to a mag nail set;

Thence (16) north 65° 00’ 00” west along the northerly highway boundary line of Commercial Street (66 feet wide) a distance of 230.27 feet to a mag nail set;

Thence (17) south 89° 00’ 00” west along said northerly highway boundary line a distance of 419.42 feet to a rebar set;

Thence (18) north 46° 09’ 45” west along said northerly highway boundary line also being the east line of aforesaid lands appropriated by New York state a distance of 55.31 to the point of beginning.

Parcel contains 94,273 square feet which equals 2.164 acres as measured to the highway boundary lines.

BEING AND INTENDED TO BE the same premises conveyed to the party of the first part by deeds recorded in the Orleans County Clerk’s Office in Liber 553 of Deeds at Page 137, less and except the property appropriate by New York State in Liber 584 of Deeds at Page 247 and Liber 610 of Deeds at Page 45.

3102894 22070.00013

EXHIBIT B

PERMITTED EXCEPTIONS

2.

[Exceptions to be inserted based on contract and title commitment.]

3.

3102894 22070.00013

(Top 3 inches reserved for recording data)

WARRANTY DEED

Business Entity to Business Entity

DEED TAX DUE: $

DATE:                    , 2012

FOR VALUABLE CONSIDERATION, STANDEX INTERNATIONAL CORPORATION, a corporation under the laws of Delaware ("Grantor"), hereby conveys and warrants to BW HVAC Real Estate Holdings, LLC, a Delaware limited liability corporation ("Grantee"), real property in Becker County, Minnesota, legally described as follows:

See Exhibit "A" attached hereto.

Check here if all or part of the described real property is Registered (Torrens) ❑

together with all hereditaments and appurtenances belonging thereto, subject to the following exceptions:

See Exhibit “B” attached hereto.

Check applicable box:

❑  The Seller certifies that the Seller does not know of any wells on the described real property.

❑  A well disclosure certificate accompanies this document or has been electronically filed. (If electronically filed, insert WDC number: [...].)

❑   I am familiar with the property described in this instrument and I certify that the status and number of wells on the described real property have not changed since the last previously filed well disclosure certificate.

Grantor

STANDEX INTERNATIONAL CORPORATION

By:

Roger L. Fix

Its: Vice President

3102894 22070.00013

State of Minnesota, County of

This instrument was acknowledged before me on, CORPORATION, a Delaware corporation.	by Roger L. Fix as Vice President of STANDEX INTERNATIONAL

(Stamp)

(signature of notarial officer)

Title (and Rank):

My commission expires:

(month/day/year)

3102894 22070.00013

EXHIBIT A

LEGAL DESCRIPTION

Lot 1, Block 3, Detroit Lakes Industrial Park, Becker County, Minnesota.

AND

Lot 2, Block 3, Detroit Lakes Industrial Park, Becker County, Minnesota

AND

Lot 3, Block 3, Detroit Lakes, Industrial Park, Becker County, Minnesota

AND

Lot 6, Block 3, Detroit Lakes Industrial Park, Becker County, Minnesota.

AND

That part of 11th Avenue S.E. according to the plat of Detroit Lakes Industrial Park, said plat is on file and of record in the office of the Recorder of said County, described as follows:

Beginning at a found iron monument at the southwesterly corner of Outlot B of said Detroit Lakes Industrial Park, said point also being the northwesterly corner of said 11th Avenue S.E.; thence South 89 degrees 24 minutes 00 seconds East 121.47 feet on an assumed bearing along the South line of said Outlot B along the northerly line of said 11th Avenue, S.E. to the point of beginning; thence continuing South 89 degrees 24 minutes 00 seconds East 175.24 feet along the southerly line of said Outlot B and the northerly line of said 11th Avenue S.E. to a found iron monument at the most easterly corner of said 11th Avenue S.E.;  thence South 46 degrees 16 minutes 48 seconds West, 186.29 feet along the southeasterly line of said 11th Avenue S.E.;  thence northerly on a curve concave to the West, having a central angle of 92 degrees 56 minutes 57 seconds and a radius of 94.30 feet, for a distance of 152.98 feet (chord bearing North 17 degrees 16 minutes 02 seconds West) to the point of beginning.

EXHIBIT B

PERMITTED TITLE EXCEPTIONS

4.

[Exceptions to be inserted based on contract and title commitment.]

5.

Attachment V

Form of Non-Competition, Non-Solicitation and Confidentiality Agreements

See Attached

3100255v6

NONCOMPETITION, NONDISCLOSURE

AND NONSOLICITATION AGREEMENT

THIS NONCOMPETITION, NONDISCLOSURE AND NONSOLICITATION AGREEMENT (the “Agreement”), dated as of ___________, 2012, is between BW HVAC Operations, LLC, a Delaware limited liability company, and BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company (collectively, the “Buyer”); and Standex International Corporation, a Delaware Corporation, Standex Air Distribution Products, Inc., a Delaware corporation, and Snappy Air Distribution Products, Inc., a Delaware corporation (each a “Seller” and collectively, the “Sellers”).

The Buyer and the Sellers have entered into a Purchase and Sale Agreement (as amended from time to time, the “Purchase Agreement”), dated as of February [__], 2012, pursuant to which the Buyer is purchasing substantially all of the assets of the Sellers used in the Business.  The entering into of this Agreement by the Sellers is a condition precedent to the execution of, and closing of the transactions contemplated by the Purchase Agreement.  Capitalized terms used herein without definition have the meanings set forth in the Purchase Agreement.  In the event of any conflict or ambiguity between the terms of this Agreement and the Purchase Agreement, this Agreement shall control and supersede the Purchase Agreement.

Immediately following the closing of the transactions contemplated by the Purchase Agreement, the Buyer (including through its ownership of the assets of the Sellers related to the Business) will be engaged in the Business (as defined below).

Statement of Agreement

The parties agree as follows:

1.

Acknowledgements by each Seller.

(a)

Each Seller acknowledges that, prior to the date hereof, it has had access to and become familiar with the following, any and all of which constitute confidential information of the Buyer upon consummation of the transactions contemplated by the Purchase Agreement (collectively, the “Confidential Information”):  (i) product and service specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs, database technologies, systems, structures architectures processes, improvements, devices, know-how, discoveries, concepts, methods, and any other information, however documented, related to the Purchased Assets or Assumed Liabilities, including information that is a trade secret under applicable law; (ii) information concerning the Purchased Assets and Assumed Liabilities, including historical financial statements, financial projections and budgets, historical and projected sales, product pricing and profit margins, capital spending budgets and plans, the names and backgrounds of key personnel, contractors, agents, suppliers and potential suppliers, personnel training and techniques and materials, purchasing methods and techniques, however documented; (iii) any and all notes, analysis, compilations, studies, summaries and other material prepared by or for any Seller, their respective Affiliates or the Business containing or based, in whole or in part, upon any information included in the foregoing and (iv) trade secrets of any Seller or their Affiliates related to the Purchased Assets or Assumed Liabilities.  Confidential Information shall not include any information that is or becomes generally publicly known other than as a result of disclosure by any Seller or any of their representatives, affiliates or agents (the “Representatives”) in breach of this Agreement.

(b)

Each Seller acknowledges that (i) the Business is national in scope; (ii) the products and services related to the Business are marketed throughout the United States; (iii) the Business competes with other businesses that are or could be located in any part of the United States; (iv) the Buyer has required that each Seller make the covenants set forth in this Agreement as a condition to the Buyer’s consummation of the transactions contemplated by the Purchase Agreement and would not otherwise consummate such transactions; (v) the provisions of this Agreement are reasonable and necessary to protect and preserve the Buyer’s interests in the goodwill and the Confidential Information of the Sellers, its Affiliates and the Business and the operation of the Buyer and the Business from and after Closing; (vi) each Seller will directly benefit from the consummation of the transactions contemplated by the Purchase Agreement; and (vii) the Buyer would be irreparably damaged if any Seller were to breach any covenant set forth in this Agreement.

(c)

For purposes of this Agreement, the term “Business” means the business of the design, manufacture, marketing, sale and distribution of heating, ventilation and air-conditioning pipe, duct and fittings and other related products for the construction industry.

2.

Nondisclosure. Each Seller shall protect and keep confidential all Confidential Information.  Each Seller shall not use or disclose to any Person, directly or indirectly, any Confidential Information for any purpose whatsoever.    Notwithstanding the foregoing, each Seller may make disclosure of Confidential Information if it concludes, based on good faith judgment, that public disclosure of Confidential Information is required by applicable law, other than reporting obligations set forth in the last sentence of this Section 2, if it (i) provides the Buyer with written notice of such proposed disclosure, in reasonable detail, as far in advance of such disclosure as practicable, (ii) cooperates reasonably with the Buyer in its efforts to protect the information from disclosure, including, without limitation, assisting the Buyer in obtaining, at the Buyer’s expense, an appropriate protective order or other reliable assurance that confidential treatment will be accorded such information and (iii) limits its disclosure to the minimum required by applicable law. Notwithstanding the foregoing, nothing contained in this Section 2 shall prevent Seller from performing its reporting duties and obligations as periodically required by the New York Stock Exchange and/or Securities and Exchange Commission, provided that the Seller remains a public company required to file periodic reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933, as amended.

3.

Noncompetition Relating to the Business; Nonsolicitation.  As an inducement for the Buyer to enter into the Purchase Agreement and in consideration for the Buyer’s consummation of the transactions contemplated thereby each Seller agrees that:

(a)

For the period of five years following the date hereof (the “Restricted Period”):

(i)

No Seller shall, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operation, financing or control of, be associated with or in any manner connected with, lend such Person’s name or any similar name to, lend such Person’s credit to, or render services or advice to, any Person engaged in or planning to become engaged in the Business, or any part thereof, or any other business or Person whose products, services or activities compete in whole or in part with the products, services or activities of the Business, or any part thereof (each, a “Competitor”) anywhere in the United States, provided, however, that the Sellers may purchase or otherwise acquire up to (but not more than) 2% of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended.

(ii)

No Seller shall, directly or indirectly, whether for its own account or for any other Person (A) solicit, induce or attempt to induce any supplier, licensee or other Person to cease or reduce doing business with the Buyer or any of its Affiliates with respect to the Business or in any way interfere with the relationship between any such supplier, licensee or other business entity and the Buyer or any of its Affiliates with respect to the Business; or (B) solicit the business of any Person that was a customer of the Business prior to Closing for purposes of competing in, or otherwise participating in, the Business.

(b)

During the Restricted Period, no Seller shall, directly or indirectly, whether for its own account or the account of any other Person: (i) employ or engage as an employee, independent contractor or otherwise, any individual who is or was an officer or an employee of the Business or the Buyer or any of its Affiliates, or (ii) recruit, solicit or in any manner induce or attempt to induce any such officer or employee to terminate his or her employment or services agreement with the Buyer or any of its Affiliates; provided however that the foregoing notwithstanding, no Seller shall be in breach of this paragraph (b) as a result of any such employee responding to a general position advertisement posted by a Seller and not directed at such employee or responding to the inquiries of a retained search firm provided such search firm has not been directed, directly or indirectly, to such employee by any Seller.

(c)

In the event of a breach by any Seller of any covenant set forth in Sections 3(a) or 3(b) of this Agreement, the term of such covenant shall be extended by the period of the duration of such breach.

(d)

At no time shall any Seller, directly or indirectly, disparage the Buyer or any of its Affiliates, shareholders, directors, officers, employees or agents.

(e)

If any provision or part of Section 3 is unenforceable because of its duration or its geographic coverage, or because it is too expansive in any other respect, the parties hereto agree to modify this Section 3, and that the court making such determination shall have the power to interpret, alter and modify this Section 3, to reduce the duration, the geographic coverage, or such other provision and to delete specific words or phrases herefrom (“blue-penciling”), so that this Section 3 shall extend over the longest time, the largest geographic area and in any other respect as is enforceable under applicable law and, in its reduced or blue-penciled form, such provision shall then be enforceable and shall be enforced.

6.

Reasonable Restraint.  The parties agree that the covenants in this Agreement impose a reasonable restraint on the Sellers in light of the legitimate business interests of the Buyer.

7.

Injunctive Relief and Additional Remedy.  Each Seller acknowledges that the injury that would be suffered by the Buyer as a result of a breach of the provisions of this Agreement (including any provision of Sections 2 and 3) could be irreparable and that an award of monetary damages alone to the Buyer for such a breach might be an inadequate remedy.  The Buyer shall have the right, in addition to any other rights it may have, to seek injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Buyer shall not be obligated to prove actual damages or post bond or other security in seeking such relief.

8.

Independent Agreement.  Without limiting any party’s equitable rights, remedies or defenses, to the extent available under applicable law, the existence of any claim or cause of action of any Seller against the Buyer, whether predicated on the Purchase Agreement or otherwise, shall not constitute a defense to the enforcement by the Buyer of this Agreement.

9.

Amendment and Modification.  This Agreement may be amended, modified or supplemented only by an agreement in writing signed by the party against whom such amendment, modification or supplement is sought to be enforced.  Any such writing must refer specifically to this Agreement.

10.

Waiver of Compliance; Consents.  The rights and remedies of the parties are cumulative and not alternative and may be exercised concurrently or separately.  No failure or delay by any party in exercising any right or privilege under this Agreement will operate as a waiver of such right or privilege.  No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver by any subsequent breach or default of the same or similar nature.  Any consent required or permitted by this Agreement is binding only if in writing.

11.

Notices.  Except as otherwise expressly provided in this Agreement, all notices, consents, waivers and other communications hereunder shall be provided in accordance with the provisions of the Purchase Agreement.

12.

Assignment; No Third-Party Rights.  This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any party hereto without the prior written consent of the other party; provided that the Buyer will have the right to assign its rights hereunder to any Affiliate or any purchaser of the Business (whether by means of a sale of shares, assets or otherwise) without such consent.  This Agreement and its provisions are for the sole benefit of the parties to this Agreement and their successors and permitted assigns and will not give any other Person any legal or equitable right, remedy or claim.

13.

Governing Law; Jurisdiction.  This Agreement has been made and entered into under the laws of the State of Delaware without regard to its conflicts of laws provisions, and those laws shall control the interpretation of this Agreement.  If any party commences a lawsuit or other proceeding relating to or arising from this Agreement or any other documents executed in connection herewith, the parties hereto agree that the United States District Court for the District of Delaware and/or the courts of the State of Delaware shall have jurisdiction.  Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue.  The parties consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.  Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

14.

Severability.  If any provision contained in this Agreement will for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein, unless the invalidity of any such provision substantially deprives either party of the practical benefits intended to be conferred by this Agreement.  Notwithstanding the foregoing, any provision of this Agreement held invalid, illegal or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable, and the determination that any provision of this Agreement is invalid, illegal or unenforceable as applied to particular circumstances will not affect the application of such provision to circumstances other than those as to which it is held invalid, illegal or unenforceable.

15.

Counterparts.  This Agreement may be executed in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  An electronically transmitted executed counterpart signature page to this Agreement will be deemed an acceptable original for purposes of consummating this Agreement, however, the party delivering the electronically transmitted signature pages shall be required to deliver to the other party originally executed signature pages in substitution for said electronically transmitted signature pages as soon as reasonably practicable after the date of this Agreement, provided, however, the failure to deliver such originally executed signature pages shall in no way limit the enforceability of this Agreement.

16.

Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof.  This Agreement supersedes all prior agreements, understandings, promises, representations and statements between the parties and their representatives with respect to the transactions contemplated by this Agreement.

[Signatures on next page]

2.

IN WITNESS WHEREOF, the parties hereto have executed this Noncompetition, Nondisclosure and Nonsolicitation Agreement as of the date first above written.

BUYER:

BW HVAC OPERATIONS, LLC

By:

Its:

BW HVAC REAL ESTATE HOLDINGS, LLC

By:

Its:

THE SELLERS:

STANDEX INTERNATIONAL CORPORATION

By:

Roger L. Fix

Its:

President/CEO

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

3.

Attachment VI

Form of Intellectual Property Assignments

See Attached

4.

TRADEMARK ASSIGNMENT

WHEREAS, Standex Air Distribution Products, Inc. (“Standex”), a Delaware corporation with offices at 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079, has been using and is the owner of all rights in and to the following trademarks, the registration thereof and the goodwill of the business symbolized by said trademarks:

Trademark

Registration No.

Registration Date

Expiration Date

1.

2.

United States Trademarks

ACME (stylized)

1,252,836

10/04/1983

10/04/2013

WHEREAS, Standex is transferring all of the assets and the business to which the above trademarks relate to BW HVAC Operations, LLC (“BW HVAC”), a Delaware limited liability company and BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company; and

WHEREAS, as a part of said transfer of assets, Standex desires to transfer to BW HVAC, its entire right, title and interest in and to the above-mentioned trademarks, the registrations therefor, and the goodwill of the business symbolized by these marks; and BW HVAC is desirous of acquiring same;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Standex does hereby assign unto BW HVAC all of its right, title and interest in and to the above-mentioned trademarks, the registrations therefor, the goodwill of the business symbolized by said marks and the right to sue, either at law or in equity, and to recover for any past or future infringement thereof.

IN WITNESS WHEREOF, Standex has caused this document to be executed on its behalf as of the ____ day of ________, 2012.

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

By:

_______________________________

(Corporate Seal)

Roger L. Fix

Its:

Vice President

5.

TRADEMARK ASSIGNMENT

WHEREAS, Snappy Air Distribution Products, Inc. (“Snappy”), a Delaware corporation with offices at 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079, has been using and is the owner of all rights in and to the following trademarks, the registration thereof and the goodwill of the business symbolized by said trademarks:

Trademark

Registration No.

Registration Date

Expiration Date

1.

2.

United States Trademarks

SNAPPY

731,799

05/22/1962

5/22/2012

SNAPPY & Design

2,102,630

10/07/1997

10/07/2017

WHEREAS, Snappy is transferring all of the assets and the business to which the above trademarks relate to BW HVAC Operations, LLC (“BW HVAC”), a Delaware limited liability company, and BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company; and

WHEREAS, as a part of said transfer of assets, Snappy desires to transfer to BW HVAC, its entire right, title and interest in and to the above-mentioned trademarks, the registrations therefor, and the goodwill of the business symbolized by these marks; and BW HVAC is desirous of acquiring same;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Snappy does hereby assign unto BW HVAC all of its right, title and interest in and to the above-mentioned trademarks, the registrations therefor, the goodwill of the business symbolized by said marks and the right to sue, either at law or in equity, and to recover for any past or future infringement thereof.

IN WITNESS WHEREOF, Snappy has caused this document to be executed on its behalf as of the ____ day of ______________, 2012.

SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

By:

_______________________________

(Corporate Seal)

Roger L. Fix

Its:

Vice President

6.

Attachment VII

Form of Pennsylvania Sublease

See Attached

7

SUBLEASE AGREEMENT

Standex Air Distribution Products, Inc, a Delaware corporation with a principal place of business at 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079 (“Lessee”) and BW HVAC Operations, LLC, a Delaware limited liability company with a principal place of business at ______________________________ (“Sublessee”) hereby make this Sublease as of _____________, 2012.

PRELIMINARY STATEMENT

Lessee leases a portion of building measuring approximately 137,500 square feet located at 7601 State Road, Philadelphia, Pennsylvania 19136 (the “Leased Facilities”), under a Lease dated as of September 24, 2007, by and between 7601 State Acquisition, LP, a Pennsylvania corporation, having an address of 380 Red Lion Road, Suite 202, Huntingdon Valley, PA 19006 (“Lessor”) and Lessee (the “Lease”).  A copy of Lessor’s consent to this Sublease is attached hereto as Exhibit A (the “Lessor’s Consent”).

Standex International Corporation, as the parent corporation of Lessee, has guaranteed the obligations of the Lessee under the Lease pursuant to a Corporate Guaranty of Indebtedness dated September 24, 2007 (the “Guaranty”).

Lessee desires to sublease the Leased Facilities, and Lessor is willing to allow the Sublease, on the terms and conditions set forth in this Sublease Agreement (this “Sublease”), as part of a transaction in which Sublessee is purchasing substantially all of the assets of Lessee’s Air Distribution Products group of companies, pursuant to a Purchase and Sale Agreement executed by Lessee and Sublessee on February ___, 2012 (the “Purchase and Sale Agreement”) and in consideration of the continuance of the Guaranty during the Term of this Sublease.

AGREEMENT

In consideration of the mutual covenants of this Sublease, the conditions set forth in the Purchase and Sale Agreement that pertain to this Sublease and other valuable consideration, the receipt and sufficiency of which Lessor, Lessee and Sublessee hereby acknowledge, Lessee and Sublessee agree as follows:

1)

Leased Facilities.  Lessee hereby subleases to Sublessee, and Sublessee hereby agrees to sublease from Lessee, the Leased Facilities together with the appurtenant rights under the Lease (specifically including, without limitation, the right to use the common areas, parking areas, walkways and signage described in the Lease).

2)

Condition of Leased Facilities.  Except for the representations and warranties made by Lessee to Sublessee in the Purchase and Sale Agreement and those representations and warranties expressly made in this Sublease (the “Express Warranties”), Lessee shall deliver the Leased Facilities to the Sublessee in its then current “AS IS” condition.  Except for the Express Warranties, Lessee makes no other warranties, written or oral, express or implied, as to the condition of the Leased Facilities.

3)

Term.  The term of this Sublease (the “Term”) shall commence on March 31, 2012 and shall terminate on September 22, 2017.  Either party may terminate this Sublease on or after September 30, 2013 by giving six (6) months advance written notice of termination.  There shall be no renewal options at the conclusion of the Term.

4)

Use.

4.1  Use.  It is intended that the Leased Facilities shall be used by Sublessee to manufacture, warehouse, market, sell and distribute heating, ventilation and air-conditioning pipe, duct and fittings and any other use permitted by the Lease.  Lessor shall support Sublessee’s use of the Leased Facilities by insuring that all utility services shall be continuously provided, and that all permits required to operate the facility shall be maintained.  Sublessee shall be responsible for obtaining any permits which are required by its specific business operations.

4.2  Compliance with Law.  Sublessee shall, at Sublessee’s expense, comply with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the Term regulating the use by Sublessee of the Leased Facilities.  Lessee shall be responsible, at Lessee’s expense, to cure any violation of applicable statutes, ordinances, rules, regulations, orders and requirements that exist as of the date of this Sublease.

4.3  Signage Rights.  Sublessee shall have the right to maintain the sign currently located at the Leased Facilities or any replacement signage in accordance with applicable municipal laws, rules and regulations.

4.4  No Environmental Disturbance.  Sublessee agrees that it will not, without Lessee’s written consent, conduct sampling or testing of the subsurface, soil, groundwater or air at, in, on, under or above the Leased Facilites, nor will Sublessee contact any federal, state or local governmental agency enforcing applicable environmental laws to request or recommend such testing or sampling, in the absence of written permission of Lessee.

5)

Rent.  Sublessee shall pay to Lessee annual aggregate rent (the “Rent”) of One Hundred Thirty-One Thousand Two Hundred Fifty Dollars ($131,250.00), payable in equal monthly installments of $10,937.50, in advance on the first day of each calendar month during the period of the Term.  A payment shall be deemed to have been made by the due date if it is postmarked by the United States Postal Service or delivered to a reputable third party courier for overnight delivery on or before the first day of each calendar month.  Sublessee will be liable to Lessee for a late payment fee of $350.00 for any payment not received by Lessee by the third day of the calendar month.

6)

Real Estate Taxes.  Sublessee shall be responsible for thirty-six percent (36%) of any property taxes applicable to the Leased Facilities and payable to Lessor under the terms of the Lease.  Lessee shall remit payment in full for all property taxes to the applicable taxing authority or Lessor, as applicable, and shall invoice Sublessee for thirty-six percent (36%) of the total payment.  Lessee shall provide Sublessee with a copy of the property tax invoice with Lessee’s invoice.  Sublessee shall remit payment to Lessee within ten (10) days of the invoice date.  Sublessee will be liable to Lessee for a late payment fee equal to five percent (5%) of the invoice amount for any payment not received by Lessee within thirteen (13) days of the invoice date.

7)

Utilities.  Sublessee shall be responsible for fifty percent (50%) of all documented utility costs.  Sublessee shall remit payment in full to all applicable utility providers and shall invoice Lessee on a quarterly basis for reimbursement of fifty percent (50%) of such costs, which Lessee shall pay within ten (10) days of invoice date.  Sublessee shall submit copies of all utility bills with the quarterly reimbursement invoice to Lessee.  Lessee will be liable to Sublessee for a late payment fee equal to five percent (5%) of the invoice amount for any payment not received by Sublessee within thirteen (13) days of the invoice date.

8)

Maintenance.  Lessee shall, during the Term, keep the Leased Facilities in good order and condition, and shall be responsible for the routine repair and maintenance of the Leased Facilities, including without limitation all mechanical systems, plumbing, electrical facilities, heating, ventilation and air-conditioning systems and maintenance, as may be necessary from time to time.  Sublessee shall be responsible for the first Fifteen Thousand Dollars ($15,000.00) per year (based on the date of this Sublease) in maintenance costs incurred at the Leased Facilities.  Once Sublessee has incurred over Fifteen Thousand Dollars ($15,000.00) in maintenance expenses in any year, Sublessee shall invoice Lessee, from time-to-time (with the first such invoice in any given year including documentation evidencing prior payment of the $15,000 in maintenance expenses for such year), for reimbursement of all maintenance expenses incurred by Sublessee in such year in excess of $15,000, which Lessee shall pay within ten (10) days of invoice date.  Lessee will be liable to Sublessee for a late payment fee equal to five percent (5%) of the invoice amount for any payment not received by Sublessee within thirteen (13) days of the invoice date.  Additionally, Sublessee at its own cost and expense shall be responsible for the removal and proper disposal of all trash and rubbish from the Leased Facilities.

In the event Sublessee believes that the roof of the Leased Facilities requires repair or maintenance, Sublessee must first obtain Lessee’s consent to any such work, which consent shall not be unreasonably withheld.  All roof repairs or maintenance shall be solely authorized by Lessee, except that Sublessee may conduct emergency roof repairs for conditions which are demonstrated to be dangerous to employee health and safety.  Any costs of roof repair or maintenance shall be included as part of the Fifteen Thousand Dollar ($15,000.00) annual Sublessee maintenance cost obligations.

Sublessee, without the prior written consent of the Lessee, shall not undertake any major renovations, upgrades, repairs or maintenance to the Leased Facilities inconsistent with the financial scope of the Lessee’s prior annual routine repairs and maintenance of the Leased Facilities.  Notwithstanding the foregoing, Sublessee shall not be required to obtain Lessee’s consent to any work in the event of an emergency, but Sublessee agrees to promptly notify Lessee of any such work.

9)

Sublessee’s Financial Obligations.  Sublessee shall pay all Rent and any other financial obligations under this Sublease to Lessee at the address set forth in Paragraph 16 below, or such other location as Lessee may designate in writing, without deduction, setoff or abatement, except as set forth in Section 19.

10)

Insurance.  Sublessee shall at all times during the Term hereof maintain insurance with respect to the Leased Facilities in the same amounts and of the same types that Lessee is required to carry under the Lease.  Specifically, as required by Section 6 of the Lease, all such policies of insurance carried by Sublessee shall name Lessee and Lessor as additional insureds on the commercial general liability insurance policy required under the Lease and provide that insurers will not cancel such policies without endeavoring to provide at least thirty (30) days advance written notice to Sublessee and Lessee.

11)

Assignment and Sublease.  Sublessee shall not, voluntarily or by operation of law, assign, mortgage, pledge or otherwise encumber this Sublease or sublet any portion of the Leased Facilities, without in each instance (i) obtaining the prior written consent of the Lessor and Lessee (whose consent shall not be withheld if Lessor has consented in accordance with the terms of the Lease) in accordance with the provisions of the Lease, and (ii) complying with the provisions of the Lease.

12)

Subordination to Lease.  Except as otherwise provided herein and/or in the Lessor’s Consent, this Sublease is subject and subordinate to the terms and conditions of the Lease, and neither Sublessee nor Lessee or any of their respective employees, agents or contractors shall do anything which would violate any provision of this Sublease or the Lease or cause a default under the Sublease or the Lease.  If the Sublease or the Lease terminates before the end of the Term for any reason, Lessee shall not be liable to Sublessee for any damages arising out of such termination, unless any such early termination is due to the acts, omissions, negligence, or willful misconduct of the Lessee.

13)

Subordination to Mortgage(s).  This Sublease is subject and subordinate to any mortgages which may now or hereafter be placed upon or affect the property or buildings of which the Leased Facilities are a part, and to all renewals, modifications, consolidations, replacements and extensions hereof.  This clause shall be self-operative, and no further instrument or subordination shall be necessary unless requested by a mortgagee or the insuring title company, in which event Sublessee shall sign, within five (5) business days after requested, such instruments and/or documents as the mortgagee and/or insuring title company reasonably request to be signed, provided that such instrument contains non-disturbance language in the event Sublessee is not in default under this Sublease.

14)

Incorporation of Lease.

(a)

Except as otherwise specified in this Sublease and/or in the Lessor’s Consent attached hereto and incorporated herein by reference, all of the terms and conditions of the Lease are incorporated as a part of this Sublease, but all references in the Lease to Lessee and Leased Facilities shall be deemed to refer to Sublessee and Leased Facilities, as defined in this Sublease.  Sublessee shall perform all obligations of the Lessee as Lessee performs as tenant under the Lease to the extent such obligations are applicable to the Leased Facilities during the Term of this Sublease, unless any such obligations are more specifically addressed in this Sublease.  Notwithstanding any contrary provision of this Sublease, (i) except to the extent otherwise provided in this Sublease, Lessee shall have no obligations under this Sublease to perform the obligations of Lessor, as defined under the Lease, and Sublessee shall seek such performance solely from the Lessor; (ii) Lessee shall not be bound by any representations or warranties of the Lessor under the Lease; and (iii) Lessee shall not be liable to Sublessee for any failure or delay in Lessor’s performance of its obligations, as Landlord under the Lease.

(b)

Except as specifically set forth herein and/or in the Lessor’s Consent, Sublessee shall hereby expressly assume all of the obligations of Lessee as tenant under the Lease, including, without limitation, Lessee’s repair and maintenance obligations, and Lessee shall be granted all of the rights, powers and authorization against the Sublessee as Lessor has against Lessee under the Lease.  For clarity, and without limiting the foregoing, Sublessee and Lessee acknowledge and agree that Sublessee shall not be obligated under this Sublease to comply with the following provisions of the Lease:  (a) the obligation to pay rent, common area charges, taxes, insurance or other charges payable under the Lease directly to Lessor as required by, among other provisions, Sections 4.1, 3.2 and 6.2; (b) the obligation to provide a corporate guaranty pursuant to Section 10.7; and (c) the obligation to provide an estoppel certificate to Lessor pursuant to Sections 11 or 13.

15)

Lessee Obligations and Representations and Warranties.

(a)

Lessee agrees that if under the Lease, any right or remedy of Lessee or any duty or obligation of Lessor is subject to or conditioned upon Lessee’s making any demand upon Lessor or giving any notice or request to Lessor then, if Sublessee shall so request, Lessee, at Sublessee’s reasonable expense, shall make such demand or give such notice or request, except that Lessee shall not be required to request Lessor’s consent or approval with respect to any act or thing as to which Lessee shall have determined in accordance with this Sublease to withhold its consent or approval.

(b)

Lessee represents and warrants to Sublessee that (i) a true and complete copy of the Lease, including any amendments thereto or assignments thereof, is attached hereto as Exhibit B, made a part hereof and incorporated herein by reference, are the only agreements in addition to this Sublease relating to Sublessee’s occupancy of the Leased Facilities, (ii) the Lease is in full force and effect, (iii) to the best of Lessee’s knowledge, Lessee is not in default in the payment of rent or additional rent under the Lease, (iv) Lessee has not received any notice of default under the Lease, except for any defaults which Lessee has cured and Lessor is no longer claiming to exist, (v) the Leased Facilities are comprised of Premises 1 (as defined in the Lease) and accurately reflected in Exhibit A to the Lease.  Lessee shall not voluntarily terminate the Lease, and Lessee shall not amend the Lease in a manner adverse to Sublessee in any material respect without Sublessee’s prior written consent.

(c)

Lessee covenants that Sublessee may peaceably and quietly enjoy the Leased Facilities during the Term without disturbance by Lessee or any person claiming by, through or under Lessee, subject to the terms and conditions of this Sublease and subject to the terms and conditions of the Lease and any other leases and mortgages to which this Sublease is subordinate.

(d)

Lessee shall throughout the Term of this Sublease pay the periodic rent, common area maintenance, taxes, insurance and other payments due under the Lease when and as the same are due and payable and, within a reasonable time after written request therefor.

(e)

Lessee shall promptly deliver to Sublessee any notice of default, termination notice or other correspondence from Lessor that could have a material impact on this Sublease or Sublessee’s operations.

(f)

Lessee shall copy Sublessee on any notices of default delivered to Lessor and agrees not to exercise any remedies against Lessor without obtaining the prior written consent of Sublessee, which shall not be unreasonably withheld, conditioned or delayed.  Further, Lessee agrees not to make any election to terminate the Lease with respect to a casualty or condemnation without obtaining the prior written consent of Sublessee, which shall not be unreasonably withheld, conditioned or delayed.

16)

Default by Sublessee.  Lessee shall have all of the remedies that are described in Section 7.3 of the Lease and in the Promissory Note executed by Sublessee in connection with the Purchase and Sale Agreement in the event of any of the following (each, a “Sublessee Event of Default”):  (a) the failure of Sublessee to pay Rent or to pay any other amount duly owing under this Sublease within when due and such failure continues for seven (7) days after Sublessee’s receipt of written notice of such failure from Lessee; and (b) failure of Sublessee to perform any other obligation required of Sublessee by the terms of this Sublease and such failure continues uncured for a period of twenty (20) days after receipt of written notice from Lessee, unless (i) such failure, by its nature, is not capable of being cured within such period, and (ii) within such period, Sublessee commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Sublessee causes such failure to be cured within a reasonable period of time thereafter.

17)

Notices.  All notices, demands or communications permitted or required under this Sublease shall be in writing and delivered by hand, sent by certified mail, return receipt requested, postage prepaid, or sent by overnight courier by a nationally recognized courier service.  Notice will be effective on the earlier of delivery or, if mailed, two days after they are mailed in accordance with this paragraph and addressed to:

Sublessee:

__________________

__________________

__________________

Attention:

Lessee:

Standex Air Distribution Products, Inc.

c/o Standex International Corporation

11 Keewaydin Drive, Suite 300

Salem, NH 03079

Attn. Legal Department

or to such other address as any of the above parties shall designate in writing to the others.

18)

Lessee’s Right of Entry.  Lessee or its agents shall have the right to enter the Leased Facilities at reasonable times upon reasonable notice during the Term in order to confirm compliance with this Sublease or to conduct any other lawful activities associated with this Sublease, so long as such activities do not unreasonably interfere with Sublessee’s business operations.  Upon receipt of reasonable advance notice from Lessor, Lessee may arrange to have a designated representative accompany Lessor in entering the premises.  Lessor’s right of reentry shall not be deemed to impose upon Lessee any obligation, responsibility, or liability for the care, supervision or repair of the Leased Facilities other than as herein provided; except that Lessee shall use its best efforts to prevent loss or damage to Sublessee’s property resulting from Lessor’s entry.

19)

Lessee Default.  For purposes of this Sublease, each of the following shall be deemed a “Lessee Event of Default”:  (a) the failure of Lessee to timely pay rent or to pay any other amount duly owing under the Lease, provided that such failure was not attributable to Sublessee’s failure to pay its share of any such payment and such failure continues for seven (7) days after Lessee’s receipt of written notice of such failure from Lessor; (b) the failure of Lessee to timely pay any amounts owed to Sublessee under this Sublease; (c) a breach of any of the Express Warranties; and (d) the failure of Lessee to perform any other obligation required of Lessee by the terms of this Sublease not caused by a default by Sublessee and such failure continues uncured for a period of thirty (30) days after receipt of written notice from Sublessee, unless (i) such failure, by its nature, is not capable of being cured within such period, (ii) within such period, Sublessee commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Sublessee causes such failure to be cured within a reasonable period of time thereafter.

Upon the occurrence of a Lessee Event of Default, Sublessee shall have all of the remedies that are described in Section 7.3 of the Lease.  Without limiting the foregoing, Sublessee shall have the right to cure such Lessee Event of Default, and Lessee agrees that Sublessee shall not be liable for any such damages resulting from such action other than gross negligence or willful misconduct, and Lessee agrees that all sums expended or expenses incurred by Sublessee in performing such duty shall be due and payable to Sublessee within ten (10) days after written demand from Sublessee.  Further, Sublessee shall have the right to deduct any past due amounts payable by Lessee to Sublessee under this Sublease from future Rent under Section 5 of this Sublease until such amounts are fully paid.

20)

Waiver of Subrogation and Indemnification.  Lessee and Sublessee agree to the waiver of subrogation provisions contained in Section 6.4 of the Lease as if Lessee was Lessor (as defined in the Lease) and Sublessee was Lessee (as defined in the Lease).  Subject to the provisions of Section 21 below and the waiver of subrogation contained in Section 6.4 of the Lease, this Section 20 shall control the indemnification obligations between Lessee and Sublessee with respect to the Leased Facilities.

Subject to the terms of the waiver of subrogation in Section 6.4 of the Lease, and except to the extent arising out of the negligence or willful act or omission of Lessee, its employees, agents or contractors, Sublessee shall defend, indemnify, and hold Lessee harmless from and against any and all claims to the extent arising out of any Sublessee Event of Default; and from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including reasonable attorney’s fees) to the extent arising in connection with any such claim or claims.

Subject to the terms of the waiver of subrogation in Section 6.4 of the Lease, and except to the extent arising out of the negligence or willful act or omission of Sublessee, its employees, agents or contractors, Lessee shall defend, indemnify, and hold Sublessee harmless from and against any and all claims to the extent arising out of any Lessee Event of Default; and from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including reasonable attorney’s fees) to the extent arising in connection with any such claim or claims.

The party seeking indemnification shall furnish prompt written notice of any claim or action made against it for which it has a right to indemnification hereunder to the other party.  The indemnification obligations of the parties shall be governed by Section 12.4 of the Purchase and Sale Agreement.

The indemnity obligations contained in this Section 20 shall survive the termination or expiration of this Sublease.

21)

No Modification.  Notwithstanding anything in this Sublease to the contrary, the Sublease shall not modify or amend the Purchase and Sale Agreement or be deemed to release, waive or limit the rights and/or obligations of any party under the Purchase Agreement.

22)

Entire Agreement.  This Sublease, both by the terms set out herein, and through incorporation by reference of the terms of the Lease, contains all of the agreements, conditions, warranties and representations relating to the sublease of the Leased Facilities, and neither Lessor nor Lessee nor any of their respective agents or representatives has made any warranties, representations or agreements, except as expressly set forth in this Sublease.  This Sublease may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.  This Agreement may be executed by facsimile signatures.

23)

General Provisions.

23.1  Severability.  The invalidity of any provision of this Sublease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provisions hereof.

23.2  Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

[Signatures on following page]

8

IN WITNESS WHEREOF, Lessee and Sublessee have duly executed this Sublease as of the date first written above.

SUBLESSEE:

LESSEE:

BW HVAC Operations, LLC

Standex Air Distribution Products, Inc.

By:  _____________________________

By:  __________________________________

Its:  _____________________________

Its:  __________________________________

3098839v5

EXHIBIT  A

Landlord’s Consent

[Attached hereto]

10

EXHIBIT B

Copy of Lease

[Attached hereto]

11

Attachment VIII

Form of Transition Services Agreement

See Attached

12

TRANSITION SERVICES AGREEMENT

This Transition Services Agreement (this “Agreement”), dated as of __________, 2012, is between STANDEX INTERNATIONAL CORPORATION, a Delaware corporation (“Standex”), STANDEX AIR DISTRIBUTION PRODUCTS, INC., a Delaware corporation and a wholly-owned subsidiary of Standex, and SNAPPY AIR DISTRIBUTION PRODUCTS, INC., a Delaware corporation and a wholly-owned subsidiary of Standex, (the foregoing entities collectively referred to as the “Seller”); and BW HVAC Operations, LLC, a Delaware limited liability company, and BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company (the foregoing entities collectively referred to as the “Buyer”).

Background Statement

Seller and Buyer are parties to that certain Purchase and Sale Agreement (the “Purchase Agreement”) dated as of February ___, 2012.  Capitalized terms not defined herein shall have the meanings given to such terms in the Purchase Agreement.  As a condition to Buyer agreeing to consummate the transactions contemplated by the Purchase Agreement, the Seller has agreed to provide for certain transition services as set forth herein.

Statement of Agreement

The parties agree as follows:

1.

Transition Services.

(a)

Services.  Seller shall provide to Buyer, or shall cause one or more of its affiliates to provide to Buyer, the services set forth on Schedule A hereto (collectively, the “Services”), together with any commercially reasonable incidental and related services that are reasonably necessary for Buyer to receive the benefit of the Services at the level currently being provided by Seller to support the Business, for the period of days following the date hereof set forth on Schedule A hereto.  After the date hereof, if the parties hereto determine that a service or services was inadvertently omitted from the list of services on Schedule A and such omitted service or services are reasonably necessary during the 120 day period following the date hereof (the “Transition Period”), the parties hereto shall negotiate in good faith to attempt to agree to the terms and conditions upon which such services will be provided, which terms and conditions shall be substantially similar to the terms and conditions set forth in this Agreement. During the Transition Period, the Buyer shall use commercially reasonable efforts to commence performing the Services for itself or hiring third parties to perform the Services for the Buyer.

(b)

Standard of Performance.  Seller warrants that each Service provided hereunder will be performed in compliance with all applicable laws and in a manner and at a level of proficiency, skill, priority and care substantially equal to that with which such Service was  performed by Seller in connection with the operation of the Business prior to the date hereof.

2.

General Intent.  Seller shall use commercially reasonable efforts to cooperate in the provision of all transition assistance that is reasonably requested by Buyer during the Transition Period. Each party shall execute such further documents and take such further actions as may be commercially reasonably necessary to carry out the purposes of this Agreement. The Buyer acknowledges that the Seller’s provision of the Services is intended to be temporary in nature to enable the Buyer to provide the Services for itself or to hire third parties to perform the Services for the Buyer.

3.

Confidentiality.  Seller and Buyer shall, and each shall cause its affiliates, officers, directors, employees, agents, representatives and advisors to, hold in trust and maintain confidential all Confidential Information relating to the other party.  “Confidential Information” shall mean all information regarding each other of a confidential or proprietary nature, whether oral, visual, in writing or in any other tangible form, and includes, without limitation, economic, scientific, technical, product and business data, business plans, and the like, but shall not include (i) information that becomes generally available other than by disclosure in violation of the provisions of this Section 3, (ii) information that becomes available on a non-confidential basis to a party from a source other than the other party to this Agreement or any of its affiliates, officers, directors, employees, agents, representatives and advisors, provided that such source is not bound to hold such information confidential, (iii) information acquired or developed independently by a party without violating this Section 3 (including any information acquired by Buyer pursuant to the Purchase Agreement or related to the Purchased Assets) or any other confidentiality agreement with the other party, and (iv) information that any party hereto reasonably believes it is required to disclose by law, provided that it first notifies the other party hereto of such requirement and allows such party a reasonable opportunity to seek a protective order or other appropriate remedy to prevent or minimize such disclosure.  Without prejudice to the rights and remedies of either party to this Agreement, a party disclosing any Confidential Information to the other party in accordance with the provisions of this Agreement shall be entitled to seek equitable relief by way of an injunction if the other party hereto breaches or threatens to breach any provision of this Section 3.  Notwithstanding anything to the contrary contained in the foregoing, Seller shall not be restricted in any manner from complying with its reporting obligations under the laws, rules and regulations of the Securities Exchange Act of 1933, as amended, or the listing standards of the New York Stock Exchange which are and may be required of Seller from time to time, provided that the Seller remains a public company required to file periodic reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933, as amended.

4.

Indemnification by Seller.  Seller shall indemnify and hold harmless Buyer and Buyer’s affiliates, employees, officers, directors, successors and permitted assigns (each, an “Indemnified Party”) for, and shall pay to the Indemnified Party, and reimburse the Indemnified Party for, any and all losses, damages, liabilities, claims or expenses (including reasonable attorneys’ fees) arising directly or indirectly from or in connection with any breach by Seller of its obligations or covenants under this Agreement or Seller’s performance of the Services hereunder.

5.

Indemnification by Buyer.  Buyer shall indemnify and hold Seller and Seller’s affiliates, employees, officers, directors, successors and permitted assigns (each a “Seller Indemnified Party”) for, and shall pay to the Seller Indemnified Party, and reimburse the Seller Indemnified Party for, any and all losses, damages, liabilities, claims or expenses (including reasonable attorneys’ fees) arising directly or indirectly from or in connection with any breach by Buyer of its obligations or covenants under this Agreement.

6.

General.

(a)

Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.  EACH OF THE PARTIES TO THIS AGREEMENT (A) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER, (B) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT, (C) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (D) AGREES NOT TO BRING ANY ACTION OR PROCEEDING (INCLUDING COUNTER-CLAIMS) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER IN ANY OTHER COURT.  EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.

(b)

Continuation of Services.  Notwithstanding any dispute between the parties, Seller shall not, during the Transition Period, discontinue the supply of any Service provided for herein pending the resolution of such dispute.

(c)

Assignment and Amendment of Agreement.  This Agreement shall be binding upon the respective successors and assigns of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, delegated or subcontracted by either party hereto without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that either party  may assign its rights hereunder to any affiliate of such party.  This Agreement may be amended only by written agreement of the parties hereto, duly executed by an authorized representative of each of the parties hereto.

(d)

Notices.  Except as otherwise expressly provided in this Agreement, all notices, consents, waivers and other communications hereunder shall be provided in accordance with the provisions of the Purchase Agreement.

(e)

Independent Contractor.  The relationship between Seller and Buyer hereunder shall be an independent contractor relationship.  Neither party shall be the agent of the other nor shall either party have any authority to act on behalf of the other in any manner or matter except in the manner and to the extent that the other may expressly agree to in writing.  Persons retained by either party as employees or agents shall not by reason thereof be deemed to be employees or agents of the other party.  Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.  In addition, Seller agrees that all employees and other personnel that Seller may use to perform the Services hereunder shall remain, at all times and for all purposes, employees or agents of Seller, and shall not be, or be deemed to be, employees or agents of Buyer.  Each party shall be responsible for all liabilities and obligations concerning all of the respective employees or agents of such party (arising from whatever source, including federal, state, or common law, tort, and/or contract).

(f)

Remedies Cumulative; Specific Performance.  The rights and remedies of the parties hereto shall be cumulative (and not alternative).  The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

(g)

No Waiver. Failure by either party to promptly exercise any right granted in this Agreement or to require strict performance of any obligation imposed under this Agreement shall not be deemed a waiver of such rights.

(h)

Headings.  The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such paragraph or in any way affect such paragraph.

(i)

Counterparts.  This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

(j)

Facsimile Signatures. This Agreement may be executed by facsimile signatures.

(k)

Entire Agreement.  This Agreement, including the Schedule hereto, together with the Purchase Agreement and the other agreements executed in connection therewith, constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof.  The Schedule hereto is an integral part of this Agreement and are incorporated by reference herein.  This Agreement supersedes all prior agreements, understandings, promises, representations and statements between the parties and their representatives with respect to the transactions contemplated by this Agreement.

13

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above set forth.

STANDEX INTERNATIONAL CORPORATION

By:

Roger L. Fix

Its:

President/CEO

STANDEX AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

SNAPPY AIR DISTRIBUTION PRODUCTS, INC.

By:

Roger L. Fix

Its:

Vice President

BW HVAC OPERATIONS, LLC

By:

Its:

BW HVAC REAL ESTATE HOLDINGS, LLC

By:

Its:

SCHEDULE A

See attached

Attachment IX

Forms of Mortgages and Deeds of Trust

See Attached

AFTER RECORDING, RETURN TO:

Chicago Title Insurance Company

4111 Executive Parkway, Suite 304

Westerville, OH 43081

Attn:  Mark Sinkhorn, Esq.

NOTE TO CLERK:  THIS INSTRUMENT SECURES A “LONG-TERM NOTE SECURED BY REAL ESTATE” AS SUCH TERM IS DEFINED IN OFFICIAL CODE OF GEORGIA ANNOTATED SECTION 48-6-60.  CONSEQUENTLY, INTANGIBLES TAX IS DUE.  THE MATURITY DATE OF THE NOTE IS ______________, 2017.

DEED TO SECURE DEBT

THIS DEED TO SECURE DEBT (this “Deed”), made this ____ day of _______, 2012, between BW HVAC Real Estate Holdings, LLC, a Delaware limited liability company (“Grantor”), having an address of ______________________________, in the County of________________, City of ___________________, State of _____________, and Standex International Corporation, a Delaware corporation (“Grantee”), having an address of 11 Keewaydin Drive, Suite 300, in the County of Rockingham, Town of Salem, State of New Hampshire (the terms Grantor and Grantee to include their respective heirs, successors and assigns where the context requires or permits),

WITNESSETH THAT: Grantor, for the consideration hereinafter set forth, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which being hereby acknowledged by Grantor, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does hereby grant, bargain, sell, alien, convey and confirm unto Grantee, the real property described on Exhibit A attached hereto and incorporated herein by reference, hereinafter referred to as the "Property”.

TO HAVE AND TO HOLD the Property with all and singular the rights, members and appurtenances thereto appertaining, to the only proper use, benefit and behalf of Grantee, in fee simple; and Grantor will warrant and forever defend the right and title to the Property unto Grantee against the claims of all persons whomsoever, except as may be otherwise expressly stated herein.

This conveyance is made under the existing Code of the State of Georgia pertaining to conveyances to secure a debt, and is not a mortgage, and upon payment of the Indebtedness (as defined below) secured hereby, this Deed shall be cancelled and surrendered pursuant thereto.  The Indebtedness secured hereby, together with interest thereon, along with mortgages recorded on this date in favor of Grantee on real property located in Minnesota and New York, is evidenced by promissory note (the "Note") dated __________, 2012, made by Grantor to the order of Grantee, in the principal amount of  THREE MILLION ($3,000,000.00) DOLLARS, bearing interest as provided therein (the "Note Rate"), the terms and provisions of the Note being incorporated herein by reference thereto.  The final maturity date of the Note is ___________, 2017.  The indebtedness secured hereby includes any modification, extension or renewal of all or any part of the indebtedness evidenced by the Note, together with other monetary obligations of Grantor set forth herein and in the Minnesota and New York mortgages separately recorded on this date (collectively, the “Indebtedness”).

Grantor hereby covenants, for so long as the Indebtedness secured hereby, or any part thereof, shall remain unpaid, to keep the Property in as good condition as now exists, natural wear and tear excepted, and also not to demolish, destroy or remove any permanent structure now or hereafter existing thereon or make any alteration thereto which would constitute a structural change without the express prior written consent of Grantee.

Grantor hereby covenants, for so long as the Indebtedness secured hereby, or any part thereof, shall remain unpaid, to pay all real property ad valorem taxes and assessments that may be liens upon the Property (collectively, the “Property Assessments”) as they become due.  Notwithstanding the foregoing, Grantor shall not be required to pay any of the Property Assessments so long as Grantor shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments, (b) there will be no sale, forfeiture or loss of the Property during the contest, (c) Grantee is not subjected to any claim as a result of such contest, and (d) Grantor provides assurances satisfactory to Grantee of its ability to pay such Property Assessments in the event Grantor is unsuccessful in its contest.  Grantor will give Grantee written notice of any such contest.  Each such contest shall be promptly prosecuted to final conclusion or settlement.  Promptly after the settlement or conclusion of such contest or action, Grantor shall make any payments of Property Assessments in accordance with the settlement or conclusion of such contest or action, together with all penalties, fines, interests, costs and expenses as required by the result of such contest or action.

Grantor hereby covenants, for so long as the Indebtedness secured hereby, or any part thereof, shall remain unpaid, to keep in force and effect with respect to the Property and its use, fire and casualty insurance with broad form extended coverage endorsements including vandalism and malicious mischief.  Unless otherwise agreed in writing by Grantee, such insurance shall be for 100% of full replacement value (excluding, to the extent not covered by Mortgagor’s insurance policy, foundation, excavation costs, costs of underground flues, pipes, drains and other uninsurable items) or such lesser amount as is at least $3,000,000.  Grantor shall also keep in force and effect general public liability insurance in a commercially reasonable amount and any other insurance as may from time to time be required by any applicable Federal, State or local law or regulation.  The fire and casualty insurance shall have attached thereto a standard non-contributing, mortgagee clause in favor of Grantee and entitling Grantee to be first payable in case of loss.  The general public liability insurance shall name Grantee as an additional insured.  All insurance required as aforesaid to be maintained with respect to the Property shall be written by companies with an A.M. Best Company financial and performance rating of A- VIII or better and are qualified or authorized by the laws of the applicable state to assume the risks covered by such policy; shall not be canceled or modified without 30 days prior written notice to Grantee; and no settlement on account of any loss covered by such insurance shall be effected without the express written consent of Grantee.  Any such tax, assessment or premium of insurance not paid when due by Grantor, may be paid by Grantee and any amount so paid shall bear interest from the time of payment at the Note Rate, and shall, with such interest, be covered by the security of this Deed.

The proceeds of any hazard insurance shall, at the option of Grantee, be applied to or toward the Indebtedness secured hereby in such order as Grantee may determine.  Provided and to the extent that the Grantor is not in default in payments under the Note or this Deed, the Grantor shall be relieved of any obligation to repair that part of the Property damaged by the hazard with respect to which insurance is paid to Grantee and applied against such Indebtedness; or if Grantee shall require repair of that part of the Property so damaged by such insured hazard, Grantee shall release to the Grantor insurance proceeds paid to it upon such reasonable conditions as Grantee may prescribe and upon completion of such repair Grantee shall at its option, apply any excess insurance proceeds to or toward the Indebtedness secured hereby in such order as Grantee may determine or release the same to the Grantor.  Notwithstanding the foregoing provisions of this paragraph to the contrary, however, if the insurer denies liability to the Grantor, or if and to the extent for any other reason insurance proceeds are not actually paid to Grantee, the Grantor shall not be relieved of any obligation to repair that part of the Property so damaged, whether or not Grantee has elected to apply the proceeds of insurance to or toward the Indebtedness secured hereby.  Notwithstanding anything in this paragraph to the contrary, Grantee agrees that such insurance proceeds may, at Grantor’s election, be used for restoration of damaged Property after deduction therefrom of all expenses incurred in the collection thereof, and shall be disbursed periodically by Grantee as restoration of the improvements is completed, if the following conditions are fulfilled (collectively, the “Restoration Conditions”):

(a)

No Event of Default shall exist under this Deed or the Note, and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default under this Deed or the Note;

(b)

Such restoration can be fully accomplished prior to the maturity date of the Note;

(c)

Such restoration will be done in accordance with plans and specifications approved by Grantee, which shall not be unreasonably withheld.  Prior to the release of any insurance proceeds, Grantor shall have delivered to Grantee evidence satisfactory to Grantee in its reasonable discretion that Grantor will be allowed to restore the Property;

(d)

Grantee must be given satisfactory evidence, that, by expenditure of the insurance proceeds, the restoration can be fully completed free and clear of all liens, except for the lien of this first Mortgage and any other liens approved by Grantee;

(e)

In the event the proceeds are not sufficient to cover the cost of such restoration, then Grantor will immediately deposit such difference with Grantee; and

(f)

With each request for payment by Grantor, Grantor must deliver to Grantee a certificate executed by the general contractor or architect of Grantor certifying the completion of that portion of the work that is the subject of the request for payment in accordance with the plans approved by Grantee and a conditional lien waiver from the general contractor (subject only to payment from the amounts the subject of such request) of all liens for work performed to date and certifying that there are no unpaid subcontractors or materialmen related to the completion of such work that is the subject of the request.

The award of damages on account of any condemnation for public use of or injury to the Property shall be paid to Grantee; such awards shall, at the option of Grantee, be applied to or toward the Indebtedness secured hereby in such order as Grantee may determine, in which event the Grantor shall be relieved of any obligation to repair of that part of the Property which remains and which has been damaged or injured by such public action; or if Grantee shall require restoration of that part of the Property which remains, Grantee shall release to the Grantor such awards paid to it upon such reasonable conditions as Grantee may prescribe, but not more than such portion of such awards as may be required to repair such damage or injury; and any balance remaining may at Grantee's option either be applied by Grantee to or toward the Indebtedness secured hereby in such order as Grantee may determine or released to the Grantor.  Notwithstanding any of the foregoing provisions of this paragraph, Grantee agrees that such condemnation awards may, at Grantor’s election, be used for restoration of the Property after deduction therefrom of all expenses incurred in the collection thereof, and shall be disbursed periodically by Grantee as restoration of the Property is completed, if the Restoration Conditions are fulfilled.

The occurrence or happening, from time to time, of any one or more of the following shall constitute an “Event of Default” under this Deed:  (a) the occurrence of an “Event of Default” (as defined in the Note); (b) if any payment required under this Deed shall not be made within thirty (30) days after Grantor’s receipt of written notice for such payment from Grantee; or (c) failure of Grantor to perform any other obligation required of Grantor by the terms of this Deed and such failure continues uncured for a period of thirty (30) days after receipt of written notice from Grantee, unless (i) such failure, by its nature, is not capable of being cured within such period, and (ii) within such period, Grantor commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Grantor causes such failure to be cured within a reasonable period of time thereafter.

Upon the occurrence of an Event of Default, Grantee shall have the right to accelerate the maturity of the Indebtedness secured hereby, by declaring the entire Indebtedness to be in default and immediately due and payable.

Upon the occurrence of an Event of Default, Grantee shall be entitled to have a receiver appointed for the Property, in connection with or as part of any proceeding to foreclose this Deed or to enforce any of its terms or the collection of all or any part of the Indebtedness, and Grantor agrees to the appointment of such receiver without regard to the value of the Property or to proof of insolvency or other statutory grounds, and hereby appoints Grantee as its attorney-in-fact with authority to consent for Grantor to the appointment of such receiver.

Upon the occurrence of an Event of Default, Grantor hereby grants to Grantee the following irrevocable power of attorney: to sell all or any part of the Property at auction, at the usual place for conducting sales at the Courthouse in the County where the Property or any part thereof lies, in the State of Georgia, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days) in a newspaper published in the County where the Property or any part thereof lies, or in the paper in which the Sheriff's advertisements for such County are published, all other notice being hereby waived by Grantor, and Grantee or any person on behalf of Grantee may bid and purchase at such sale and thereupon execute and deliver to the purchaser or purchasers at such sale a sufficient conveyance of the Property in fee simple, which conveyance shall contain recitals as to the happenings of the default upon which the execution of the power of sale herein granted depends, and Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such recitals, and hereby covenants and agrees that the recitals so to be made by Grantee shall be binding and conclusive upon Grantor, and that the conveyance to be made by Grantee shall be effectual to bar all equity of redemption of Grantor in and to the Property, and Grantee shall collect the proceeds of such sale, and after reserving therefrom the entire amount of principal and interest due, together with the amount of any taxes, assessments and premiums of insurance or other payments theretofore paid by Grantee, with interest thereon from date of payment at the Note Rate, together with all costs and expenses of sale and reasonable attorneys fees (calculated at standard rates), shall pay any over-plus to Grantor as provided by law.

Grantor further covenants that in case of a sale as hereinabove provided, Grantor, or any person in possession under Grantor, shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over.

The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise and are granted as cumulative to the remedies for collection of the Indebtedness secured hereby as provided by law.

The title, interest, rights and powers granted herein by Grantor to Grantee, and in particular the power of sale herein granted, shall inure to the benefit of any party to whom or to which Grantee may assign the Indebtedness secured hereby or convey the Property, as well as to the heirs, successors, assigns and legal representatives of Grantee.

This deed is to be construed in all respects and enforced according to the laws of the State of Georgia.

EXCEPT AS MAY BE OTHERWISE EXPRESSLY STATED HEREIN, THIS DEED IS MADE, EXECUTED, SEALED AND DELIVERED BY GRANTOR AS A FIRST-IN-PRIORITY DEED TO SECURE DEBT ON THE PROPERTY. GRANTOR AND GRANTEE AGREE THAT GRANTEE SHALL BE SUBROGATED TO THE CLAIMS AND LIENS OF ALL PARTIES WHOSE CLAIMS OR LIENS AGAINST THE PROPERTY ARE DISCHARGED OR PAID WITH THE PROCEEDS OF THE LOAN SECURED HEREBY.

[SIGNATURE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and sealed as of the day and year first above written.

GRANTOR:

BW HVAC REAL ESTATE HOLDINGS, LLC

By:  ____________________________________

Its:  ____________________________________

Signed, sealed and delivered in the presence of:

___________________________________

___________________________________(SEAL)

Unofficial Witness

____________________________________

___________________________________(SEAL)

Notary Public

AFFIX NOTARY SEAL

My commission Expires:____________

EXHIBIT A

LEGAL DESCRIPTION

All that tract or parcel of land lying and being in the City of Powder Springs, Land Lots 749, 750 and 751 of the 19th District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

To find the POINT OF BEGINNING, commence at an iron pin (5/8 inch re-bar) located at the intersection of the northern right-of-way line of CSX Transportation railroad bed (tracks removed) (100 foot right-of-way) and the eastern right-of-way line of Florence Road (70 foot right-of-way);

Thence continue along the eastern right-of-way line of Florence Road along a curve to the right having a radius of 2,340.94 feet and an arc length of 554.19 feet, being subtended by a chord of North 20 degrees 34 minutes 45 seconds West for a distance of 542.97 feet to a 5/8 inch re-bar set on said right-of-way line being the POINT OF BEGINNING;

Thence continue along said right-of-way line of Florence Road along a curve to the right having a radius of 2,340.94 feet and an arc length of 161.77 feet, being subtended by a chord of North 11 degrees 56 minutes 23 seconds West for a distance of 161.74 feet to an iron pin found (12 inch re-bar) located on said right-of-way line;

Thence continue long said right-of-way line North 12 degrees 08 minutes 34 seconds West for a distance of 583.71 feet to an iron pin found (1/2 inch re-bar) at the intersection of the eastern right-of-way line of Florence Road and the northern land lot line of Land Lot 749;

Thence leaving said right-of-way line, continue along the northern line of Land Lots 749 and 750, North 88 degrees 47 minutes 47 seconds East for a distance of 800.59 feet to an iron pin found (3/8 inch re-bar) on the western right-of-way line of State Highway 6 (a.k.a. U.S. Highway 278) (right of way width varies);

Thence continue along said right-of-way line of State Highway 6 along a curve to the right having a radius of 1,687.95 feet and an arc length of 850.61 feet, being subtended by a chord of South 51 degrees 47 minutes 14 seconds East for a distance of 841.64 feet to an iron pin set (5/8 inch re-bar) on the said right-of-way line;

Thence continue along said right-of-way South 02 degrees 00 minutes 05 seconds East for a distance of 144.44 feet to a concrete right-of-way monument found on said right-of-way line;

Thence continuing along said right-of-way line North 89 degrees 36 minutes 13 seconds East for a distance of 72.36 feet to a concrete right-of-way monument found on said right-of-way line;

Thence continue along said right-of-way line South 19 degrees 50 minutes 23 seconds East for a distance of 55.05 feet to an iron pin set (5/8 inch rebar) on said right-of-way line of State Highway 6;

Thence leaving said right-of-way line, continue along a line South 88 degrees 47 minutes 47 seconds West for a distance of 1,401.86 feet to an iron pin set (5/8 inch re-bar), said iron pin being the POINT OF BEGINNING.

Said property contains 20.00 acres more or less.

1

FIRST MORTGAGE

____________, 2012

MORTGAGOR:

BW HVAC Real Estate Holdings, LLC

___________________________

___________________________

MORTGAGEE :

Standex International Corporation

11 Keewaydin Drive, Suite 300

Salem, NH  03079

MATURITY TERM:

Five (5) Years

AMOUNT OF MORTGAGE:

The maximum principal amount of the principal amount of the Note secured by this mortgage is Five Hundred Thousand Dollars and No Cents ($500,000.00), plus interest and all fees and costs incurred by Mortgagee in enforcing its rights hereunder.

ORIGINAL NOTE

PRINCIPAL AMOUNT:

Three Million and 00/100 ($3,000,000.00) Dollars

NOTE:

A certain Promissory Note of even date executed by the Mortgagor as Maker, in an amount equal to the Original Principal Amount plus interest.

MORTGAGED PREMISES:

Real property known and numbered as 214 Commercial Street, Medina, New York, owned by the Mortgagor and more particularly described in Exhibit "A" annexed hereto and incorporated herein by reference.

Mortgagor, for consideration paid, hereby grants the Mortgaged Premises to Standex International Corporation, as Mortgagee, a corporation organized pursuant to the laws of the State of Delaware with a principal place of business at 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079 WITH MORTGAGE COVENANTS to secure the following (collectively, the “Indebtedness”):

(i)

payment of the Original Principal Amount together with interest and any other charges thereon in or within the Maturity Term as evidenced by and as provided in the Note as any term, provision or condition of the Note may be changed by any extension, amendment or restatement of the Note; and,

(ii)

the payment and performance of all other covenants and agreements in the Note and in this Mortgage as the same may be amended or restated from time to time (the "Mortgage").

The above-described land and buildings, together with any all improvements now thereon, or from time to time thereon, and any additions thereto or replacements thereof, are herein individually or collectively as the context requires referred to as the "Property."

The Mortgagor covenants:

1.

Taxes, Ground Rents, etc.:  Subject to the provisions of Section 18, to pay before the same become delinquent (and to provide if requested by Mortgagee, by such time, evidence of such payment satisfactory to Mortgagee) all taxes, ground rents, charges, sewer use fees, water rates and assessments of every name and nature, whether or not assessed against the Mortgagor, if applicable or related to the Property (collectively, the “Property Assessments”), or any interest therein, or the debt, obligation or any agreement secured hereby.

2.

Repairs:  To keep the Property in good order, repair and condition, and not to permit or commit waste on the Property nor to remove or make any structural alterations to any improvements which constitute a part of the Property without the consent of Mortgagee which will not be unreasonably withheld; that all new construction on the Mortgaged Premises shall comply with, and, subject to the provisions of Section 18, each and every part of the Mortgaged Premises shall be maintained and used in accordance with all applicable building, health, sanitary and zoning codes, rent control and eviction regulations, laws relating to hazardous waste and materials and other lawful requirements, provisions, or regulations, public or private, relating to the same or the use thereof.  The Mortgagor shall not permit the Mortgaged Premises to be in violation of any environmental laws, regulations or ordinances relating to hazardous waste or materials as defined in any applicable federal, state or local statute, regulation or ordinance as a result of any conduct, whether active or passive, of the Mortgagor or tenants of the Mortgaged Premises or the agents, employees or licensees of the Mortgagor.  Mortgagee or its authorized agent may inspect the Mortgaged Premises during normal business hours upon advance notice during the term of this Mortgage in order to determine whether Mortgagor is in compliance with its obligations under this Mortgage.

3.

Insurance:  To keep in force and effect with respect to the Property and its use, fire and casualty insurance with broad form extended coverage endorsements including vandalism and malicious mischief.  Unless otherwise agreed in writing by Mortgagee, such insurance shall be for 100% of full replacement value (excluding, to the extent not covered by Mortgagor’s insurance policy, foundation, excavation costs, costs of underground flues, pipes, drains and other uninsurable items) or such lesser amount as is at least the Original Principal Amount.  Mortgagor shall also keep in force and effect general public liability insurance in a commercially reasonable amount and any other insurance as may from time to time be required by any applicable Federal, State or local law or regulation.  The fire and casualty insurance shall have attached thereto a standard non-contributing, mortgagee clause in favor of Mortgagee and entitling Mortgagee to be first payable in case of loss.  The general public liability insurance shall name Mortgagee as an additional insured.  All insurance required as aforesaid to be maintained with respect to the Property shall be written by companies with an A.M. Best Company financial and performance rating of A- VIII or better and are qualified or authorized by the laws of the applicable state to assume the risks covered by such policy; shall not be canceled or modified without 30 days prior written notice to Mortgagee; and no settlement on account of any loss covered by such insurance shall be effected without the express written consent of Mortgagee.

4.

Insurance Proceeds:  The proceeds of any hazard insurance shall, at the option of Mortgagee, be applied to or toward the Indebtedness secured hereby in such order as Mortgagee may determine.  Provided and to the extent that the Mortgagor is not in default in payments under the Note or this Mortgage, the Mortgagor shall be relieved of the obligation in Section 3 of this Mortgage to the extent of the repair of that part of the Property damaged by the hazard with respect to which insurance is paid to Mortgagee and applied against such Indebtedness; or if Mortgagee shall require repair of that part of the Property so damaged by such insured hazard, Mortgagee shall release to the Mortgagor insurance proceeds paid to it upon such reasonable conditions as Mortgagee may prescribe and upon completion of such repair Mortgagee shall at its option, apply any excess insurance proceeds to or toward the Indebtedness secured hereby in such order as Mortgagee may determine or release the same to the Mortgagor; notwithstanding anything in this Section 5 to the contrary, however, if the insurer denies liability to the Mortgagor, or if and to the extent for any other reason insurance proceeds are not actually paid to Mortgagee, the Mortgagor shall not be relieved of any obligation under Section 3 of this Mortgage, whether or not Mortgagee has elected to apply the proceeds of insurance to or toward the Indebtedness secured hereby.

Notwithstanding any of the foregoing provisions of this Section 4, Mortgagee agrees that such insurance proceeds may, at Mortgagor’s election, be used for restoration of damaged improvements after deduction therefrom of all expenses incurred in the collection thereof, and shall be disbursed periodically by Mortgagee as restoration of the improvements is completed, if the following conditions are fulfilled (collectively, the “Restoration Conditions”):

(a)

No Event of Default shall exist under this Mortgage or the Note, and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default under this Mortgage or the Note;

(b)

Such restoration can be fully accomplished prior to the maturity date of the Note;

(c)

Such restoration will be done in accordance with plans and specifications approved by Mortgagee, which shall not be unreasonably withheld.  Prior to the release of any insurance proceeds, Mortgagor shall have delivered to Mortgagee evidence satisfactory to Mortgagee in its reasonable discretion that Mortgagor will be allowed to restore the Property;

(d)

Mortgagee must be given satisfactory evidence, that, by expenditure of the insurance proceeds, the restoration can be fully completed free and clear of all liens, except for the lien of this first Mortgage and any other liens approved by Mortgagee;

(e)

In the event the proceeds are not sufficient to cover the cost of such restoration, then Mortgagor will immediately deposit such difference with Mortgagee; and

(f)

With each request for payment by Mortgagor, Mortgagor must deliver to Mortgagee a certificate executed by the general contractor or architect of Mortgagor certifying the completion of that portion of the work that is the subject of the request for payment in accordance with the plans approved by Mortgagee and a conditional lien waiver from the general contractor (subject only to payment from the amounts the subject of such request) of all liens for work performed to date and certifying that there are no unpaid subcontractors or materialmen related to the completion of such work that is the subject of the request.

5.

Eminent Domain:  The award of damages on account of any condemnation for public use of or injury to the Property shall be paid to Mortgagee; such awards shall, at the option of Mortgagee, be applied to or toward the Indebtedness secured hereby in such order as Mortgagee may determine, in which event the Mortgagor shall be relieved of the obligation in Section 3 of this Mortgage to the extent of the repair of that part of the Property which remains and which has been damaged or injured by such public action; or if Mortgagee shall require restoration of that part of the Property which remains, Mortgagee shall release to the Mortgagor such awards paid to it upon such reasonable conditions as Mortgagee may prescribe, but not more than such portion of such awards as may be required to repair such damage or injury; and any balance remaining may at Mortgagee's option either be applied by Mortgagee to or toward the Indebtedness secured hereby in such order as Mortgagee may determine or released to the Mortgagor.

Notwithstanding any of the foregoing provisions of this Section 5, Mortgagee agrees that such condemnation awards may, at Mortgagor’s election, be used for restoration of the Property after deduction therefrom of all expenses incurred in the collection thereof, and shall be disbursed periodically by Mortgagee as restoration of the Property is completed, if the Restoration Conditions are fulfilled.

6.

Late Payment Fee:  That if any payment due under the Note or this Mortgage is not paid within ten (10) days of the date when due, the Mortgagor shall pay at the option of Mortgagee, in addition to any other sums due under this Mortgage (and without limiting Mortgagee's other remedies on account thereof) a sum equal to 5% of the amount of such delinquency.

7.

Fees and Charges:  Upon default to pay when due all fees and charges incurred incident to the transaction evidenced by the Note and secured by this Mortgage, the assurance of the security represented by this Mortgage, and/or incident to the enforcement of Mortgagor's obligations under the Note and this Mortgage including without limitation reasonable fees of attorneys, appraisers, inspectors, engineers, consultants, management agents and all costs.

8.

Forbearance, Waiver, etc.:  Whether or not additional interest or other consideration is paid or payable to Mortgagee, no forbearance on the part of Mortgagee or extension of the time for the payment of the whole or any part of the obligations secured hereby, whether oral or in writing, or any other indulgence given by Mortgagee to the Mortgagor or to any other party claiming any interest in or to the Property shall operate to release or in any manner affect the original liability of the Mortgagor or the priority of this Mortgage or to limit, prejudice or impair any right of Mortgagee including without limitation the right to realize upon the security or any part thereof for the obligations secured hereby or any of them, notice of any such extension, forbearance or indulgence being hereby waived by the Mortgagor; and no consent or waiver, express or implied, by Mortgagee to or of any default by the Mortgagor shall be construed as a consent or waiver to or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the obligations secured hereby; in case redemption is had by the Mortgagor after foreclosure proceedings have begun, Mortgagee shall be entitled to collect all costs, charges and expenses incurred up to the time of redemption; in case of foreclosure sale, Mortgagee shall be entitled to retain the costs, charges and expenses allowed under the Statutory Power of Sale; and in case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision hereof.

9.

Notices:  That whenever notice, demand or a request may properly be given to Mortgagee or the Mortgagor under this Mortgage, the same shall always be sufficient to serve as a notice, demand or request hereunder if in writing or posted in the United States mail by registered or certified mail or by nationally recognized overnight courier, addressed as follows:

To Mortgagor:

at the address set forth on page 1 hereof

To Mortgagee:

at the address set forth on page 1 hereof

or at such other place as the Mortgagor or Mortgagee may hereafter designate in writing; and any such notice demand or request shall be treated as having been given upon such deposit in the United States mails or to an overnight courier service; and a notice so addressed shall always be a sufficient notice, notwithstanding a change in the ownership of the equity of redemption of the Property, whether or not consented to by Mortgagee; and where more than one person constitutes the Mortgagor, one notice sent to the address given in this Mortgage as the Mortgagor's address or the last known business address of any one of them shall constitute sufficient notice to all.

10.

Survival of Certain Obligations:  The undertaking of the Mortgagor contained in Section 1 of this Mortgage with respect to the payment of the Property Assessments and of Section 3 with respect to violation of environmental laws, ordinances and regulations shall survive the payment of all obligations secured hereby; however, after an acknowledgement of the satisfaction of the obligations secured hereby, or a discharge of this Mortgage, this Mortgage shall no longer be security for the performance of such undertakings, notwithstanding the survival of the same.

11.

Subordination:   This Mortgage is primary over any and all liens, mortgages, security interests or other encumbrances which may now or hereafter pertain to the Property other than the permitted exceptions set forth in the deed from Mortgagee to Mortgage recorded of even date herewith (collectively, the “Permitted Exceptions”) and to all renewals, modifications, consolidations, replacements, property title transfer or sales, or extensions thereof.  Mortgagor will execute any and all instruments required to subordinate any other interest to this Mortgage in order to preserve Mortgagee’s primary interest and first position.

12.

Conditions:  That the following are conditions of this Mortgage:

(a)

The foregoing covenants shall not be breached;

(b)

Mortgagor shall not create any new encumbrance on the Property even if such encumbrance is subordinate to this Mortgage, excepting (i) the Property Assessments, (ii) the Permitted Exceptions, (iii) encumbrances consented to in writing by Mortgagee, which consent will not be unreasonably withheld, and (iv) utility easements that do no materially impair the value of the Property or create liens that could be superior to this Mortgage;

(c)

Except as consented to by Mortgagee, the Mortgagor shall not permit any state or federal tax lien, mechanics’ lien or other type of lien to exist against the Property, even if such encumbrance is subordinated to this Mortgage;

(d)

The Mortgagor (and if any individual, the term Mortgagor shall include the legal representatives or beneficiaries of an estate of the Mortgagor), shall not voluntarily or involuntarily transfer any legal or equitable title to the Property or any part thereof without Mortgagee's prior written approval, and if Mortgagor or any other obligor hereunder is a corporation, a trust, LLC, LLP or a partnership, it shall not dissolve or permit its dissolution;

(e)

The Mortgagor shall not file a petition or any application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor's relief law, or make any assignment for the benefit of creditors or enter into any trust mortgage arrangement, so-called, or consent to the appointment of a receiver of any of the property of the Mortgagor; and

(f)

The Mortgagor shall not permit any petition under any bankruptcy, insolvency or debtor's relief law filed against it to remain undischarged for a period of more than forty-five (45) days after the filing thereof, nor shall the Mortgagor permit the continuation of any receivership proceedings instituted against it for more than a period of forty-five (45) days after the commencement thereof.

13.

Defaults:  The occurrence or happening, from time to time, of any one or more of the following shall constitute an “Event of Default” under this Mortgage:

(a)

If is there shall be any breach of the conditions of Section 12(c) in respect of the filing of a lien against the Property and Mortgagor fails to discharge the same by payment or filing a bond or otherwise as permitted by law within thirty (30) days after the filing of such lien; provided, however, so long as Mortgagee’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Mortgagee in its sole and absolute discretion, Mortgagor shall have the right to contest in good faith any such lien without such lien constituting an Event of Default if Mortgagor does so diligently and without prejudice to Mortgagee;

(b)

If there shall be any breach of the conditions of Section 12(d), (e) or (f);

(c)

If there shall be an Event of Default as defined in the Note;

(d)

If any payment required under this Mortgage shall not be made within thirty (30) days after Mortgagor’s receipt of written notice for such payment from Mortgagee;

(e)

If there shall be any breach of any other condition or covenant of this Mortgage by Mortgagor and such failure continues uncured for a period of thirty (30) days after receipt of written notice from Mortgagee, unless (i) such failure, by its nature, is not capable of being cured within such period, and (ii) within such period, Mortgagor commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Mortgagor causes such failure to be cured within a reasonable period of time thereafter; or

(f)

In the event of the death, dissolution, termination of existence, insolvency, or business failure of the Mortgagor or any guarantor of the loan evidenced by the Note, appointment of a receiver of any part of the property of any of them, levy on or attachment of any of the property of any of them, assignment for benefit of creditors by or against any of them.

Upon the occurrence of an Event of Default, the entire Indebtedness of the Mortgagor under the Note shall become immediately and automatically due and payable without notice or demand; and in any such case the prepayment premiums, if any, which would have been applicable to a voluntary payment of the Indebtedness at the time of such declaration shall apply and shall be treated as a part of the Indebtedness secured hereby and added to and become a part of the principal thereof.

14.

Right to Cure; Additional Remedies:  That if there shall be an Event of Default under this Mortgage, Mortgagee shall have the right, but without any obligation so to do, to cure such breach or default for the account of the Mortgagor and, to the fullest extent permissible according to law, apply any funds credited by or due from Mortgagee to the Mortgagor or to any individuals comprising the Mortgagor or endorsing or guaranteeing any of the Mortgagor's obligations secured hereby against the same (without any obligation first to enforce any other rights of Mortgagee, including, without limitation, any rights under the Note or this Mortgage, or any guarantee thereof, and without prejudice to any such rights).   Without limiting the generality of the foregoing, after an Event of Default and during the continuation thereof, the Mortgagor hereby authorizes Mortgagee to pay all taxes, sewer use fees, ground rents, water rates and assessments, with interest, costs, and charges accrued thereon, which may at any time be a lien upon the Property, or any part thereof; to pay the premiums for any insurance required hereunder; to the extent Mortgagee reasonably deems it necessary, to undertake investigations of the physical condition of the Property, appraisals of the value of the Property and examinations of title or other matters of the factual or legal condition of the Property; to the extent Mortgagee reasonably deems it necessary, to incur and pay reasonable expenses undertaking the investigations allowed and in protecting its rights hereunder and the security hereby granted including without limitation reasonable costs and expenses of appraisers, inspectors, engineers, consultants, management agents and attorneys; to pay any balance due on any personalty, fixtures and equipment included as a part of the Property; and the payment of all the foregoing amounts so incurred shall be secured hereby as fully and effectually as any other obligation of the Mortgagor secured hereby; and, to the fullest extent permissible according to law, to apply to any of these purposes or to the repayment of any amounts so paid by Mortgagee any sums paid on the Note or this Mortgage by the Mortgagor as interest or otherwise; and that all remedies granted herein shall be cumulative and in addition to other remedies granted to Mortgagee by this Mortgage or at law.

15.

Waiver of Marshalling:  That, at any foreclosure sale, any combination, or all, of the Property may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Mortgagor hereby waiving the application of any doctrine of marshalling; and, in case Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the property or security not previously sold shall have been sold.

16.

UCC Notices:  That, if the provisions of the Uniform Commercial Code as adopted in New York are applicable to the Property given to secure the Indebtedness secured hereby which is sold in combination with or as a part of the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of any statutory power of sale with respect to the Mortgaged Premises or any part thereof.

17.

Obligation:  Subject to the terms and conditions stated elsewhere in this Mortgage and the Note, that the Mortgagor will promptly and fully pay and perform each and every obligation of the Mortgagor to be performed under the Note, this Mortgage, or any collateral agreement executed in connection herewith or otherwise a Liability or Indebtedness as defined herein.

18.

Permitted Contests:  Notwithstanding the foregoing, Mortgagor shall not be required to pay any of the Property Assessments, or to comply with any law, so long as Mortgagor shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the law so contested, (b) there will be no sale, forfeiture or loss of the Property during the contest, (c) Mortgagee is not subjected to any claim as a result of such contest, and (d) Mortgagor provides assurances satisfactory to Mortgagee of its ability to pay such Property Assessments or comply with such law in the event Mortgagor is unsuccessful in its contest.  Mortgagor will give Mortgagee written notice of any such contest.  Each such contest shall be promptly prosecuted to final conclusion or settlement.  Promptly after the settlement or conclusion of such contest or action, Mortgagor shall make any payments of Property Assessments or take such steps as are necessary to comply with such law in accordance with the settlement or conclusion of such contest or action, together with all penalties, fines, interests, costs and expenses as required by the result of such contest or action.

19.

Release:  If and when Mortgagor has satisfied the obligations in the Note and this Mortgage, Mortgagee will promptly provide a release of the Mortgaged Premises from the lien of this Mortgage in form that can be recorded in the real property records where the Mortgage Premises are located.  Unless otherwise required by law, Mortgagor shall be responsible for the recordation of such release and the payment of any recording and filing costs.

20.

No Modification:  Notwithstanding anything in this Mortgage, the Note or other documents executed, if any, in connection with the Note to the contrary (collectively, the “Loan Documents”), the Loan Documents shall not modify or amend that certain Purchase and Sale Agreement dated February ___, 2012 by and between Mortgagor and Mortgagee or any other documents executed in connection with the transactions contemplated by such agreement (collectively, the “Purchase Agreements”) or be deemed to release, waive or limit the rights and/or obligations of any party under the Purchase Agreement.

2

The word "Mortgagor", as used herein, shall mean the person or persons named at the beginning of this instrument as the Mortgagor, and any subsequent owner or owners of the equity of redemption of the Mortgaged Premises.  If the Mortgagor is a partnership, provisions in this Mortgage with reference to bankruptcy or insolvency or the like shall refer to each of the persons who is at that time one of the general partners of the Mortgagor, so that if, for example, but without limitation, any person who is a general partner of the Mortgagor shall file a petition in bankruptcy, such filing shall be treated as a breach by the Mortgagor of a condition of this Mortgage.

All the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor and their heirs, executors, administrators, successors and assigns of the Mortgagor and shall inure to the benefit of Standex International Corporation, its successors and assigns, and, where more than one person constitutes the Mortgagor the liability of such persons under this Mortgage for the obligations set forth herein shall be joint and several.

The Mortgagor knowingly, voluntarily, intentionally and irrevocably waives any right it may have to a trial by jury in respect of any litigation, action or proceeding which arises out of, or is in any way connected with this Mortgage, the commitment letter, any Note or security agreement, any guaranty, any letter of credit or any other instrument or document executed in connection herewith or any of the transactions contemplated herein or therein.

Capitalized terms herein shall have the meanings set forth on Page 1 of this Mortgage or otherwise as defined herein.  Paragraph captions are used only for convenience and are not intended to import additional or different meanings from the text of such paragraphs or to limit such texts.

This Mortgage is upon the condition that all covenants, conditions and agreements on the part of the Mortgagor herein undertaken shall be kept and fully and seasonably performed and that no breach of any other of the conditions specified herein shall be permitted.

[Signature on following page]

3

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as a sealed instrument this 30th day of March, 2012.

MORTGAGOR:

BW HVAC REAL ESTATE HOLDINGS, LLC

By:  ____________________________________

Its:  ____________________________________

State of _____________

County of ___________

On the ______ day of ____________, in the year 2012, before me the undersigned officer, personally appeared _____________________________, in his capacity as __________________ of ____________________________________________, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument and acknowledged to me that by his signature on the instrument, he executed and delivered the same as his free act and deed on behalf of said corporation in ___________, ___________________ County, __________________.

________________________________________

(Seal)

Notary Public

4

EXHIBIT "A"

ALL THAT TRACT OR PARCEL OF LAND,  situate in Town Lots 1 and 41, Township 15, Ranges 3 and 4 in the Village of Medina, County of Orleans and State of New York, more particularly known and described as follows:

BEGINNING at a rebar set in the easterly highway boundary line of Prospect Street a/k/a New York State Route 63 (66 feet wide) at the north corner of lands appropriated by New York State per Liber 584 of Deeds, page 247 and Liber 610 of Deeds, page 45;

Thence (1) north 01° 19’ 30” west along the easterly highway boundary line of Prospect Street a distance of 182.50 feet to a rebar set;

Thence along the south line of the New York State Barge Canal the following bearings and distances;

Thence (2) south 86° 26’ 00” east a distance of 15.00 feet to a point;

Thence (3) south 84° 22’ 10” east a distance of 60.12 feet to a point;

Thence (4) south 79° 56’ 40” east a distance of 60.76 feet to a point;

Thence (5) south 78° 38’ 50” east a distance of 61.98 feet to a point;

Thence (6) south 75° 34’ 40” east a distance of 61.47 feet to a point;

Thence (7) south 73° 44’ 00” east a distance of 60.29 feet to a point;

Thence (8) south 69° 21’ 00” east a distance of 60.71 feet to a point;

Thence (9) south 67° 58’ 10” east a distance of 60.94 feet to a point;

Thence (10) south 63° 51’ 50” east a distance of 60.21 feet to a point;

Thence (11) south 61° 38’ 20” east a distance of 61.74 feet to a point;

Thence (12) south 59° 18’ 30” east a distance of 60.05 feet to a point;

Thence (13) south 55° 07’ 00” east a distance of 60.99 feet to a point;

Thence (14) south 59° 56’ 20” east a distance of 40.35 feet to a rebar set;

Thence (15) south 00° 59’ 10” east a distance of 63.06 feet to a mag nail set;

Thence (16) north 65° 00’ 00” west along the northerly highway boundary line of Commercial Street (66 feet wide) a distance of 230.27 feet to a mag nail set;

Thence (17) south 89° 00’ 00” west along said northerly highway boundary line a distance of 419.42 feet to a rebar set;

Thence (18) north 46° 09’ 45” west along said northerly highway boundary line also being the east line of aforesaid lands appropriated by New York state a distance of 55.31 to the point of beginning.

Parcel contains 94,273 square feet which equals 2.164 acres as measured to the highway boundary lines.

BEING AND INTENDED TO BE the same premises conveyed to the party of the first part by deeds recorded in the Orleans County Clerk’s Office in Liber 553 of Deeds at Page 137, less and except the property appropriate by New York State in Liber 584 of Deeds at Page 247 and Liber 610 of Deeds at Page 45.

1

FIRST MORTGAGE

_______________, 2012

MORTGAGOR:

BW HVAC Real Estate Holdings, LLC

___________________________

___________________________

MORTGAGEE :

Standex International Corporation

11 Keewaydin Drive, Suite 300

Salem, NH  03079

MATURITY TERM:

Five (5) Years

VALUE OF MORTGAGE:

Three Million and 00/100 ($3,000,000.00) Dollars

ORIGINAL NOTE

PRINCIPAL AMOUNT:

Three Million and 00/100 ($3,000,000.00) Dollars

NOTE:

A certain Promissory Note of even date executed by the Mortgagor as Maker, in an amount equal to the Original Principal Amount plus interest.

MORTGAGED PREMISES:

Real property known and numbered as 1011-1135 11th Avenue S.E. and 910 13th Avenue S.E., Detroit Lakes, Minnesota, owned by the Mortgagor and more particularly described in Exhibit "A" annexed hereto and incorporated herein by reference.

Mortgagor, for consideration paid, hereby grants the Mortgaged Premises to Standex International Corporation, as Mortgagee, a corporation organized pursuant to the laws of the State of Delaware with a principal place of business at 11 Keewaydin Drive, Suite 300, Salem, New Hampshire 03079 WITH MORTGAGE COVENANTS to secure the following (collectively, the “Indebtedness”):

(i)

payment of the Original Principal Amount together with interest and any other charges thereon in or within the Maturity Term as evidenced by and as provided in the Note as any term, provision or condition of the Note may be changed by any extension, amendment or restatement of the Note; and,

(ii)

the payment and performance of all other covenants and agreements in the Note and in this Mortgage as the same may be amended or restated from time to time (the "Mortgage").

The above-described land and buildings, together with any all improvements now thereon, or from time to time thereon, and any additions thereto or replacements thereof, are herein individually or collectively as the context requires referred to as the "Property."

The Mortgagor covenants:

1.

Taxes, Ground Rents, etc.:  Subject to the provisions of Section 18, to pay before the same become delinquent (and to provide if requested by Mortgagee, by such time, evidence of such payment satisfactory to Mortgagee) all taxes, ground rents, charges, sewer use fees, water rates and assessments of every name and nature, whether or not assessed against the Mortgagor, if applicable or related to the Property (collectively, the “Property Assessments”), or any interest therein, or the debt, obligation or any agreement secured hereby.

2.

Repairs:  To keep the Property in good order, repair and condition, and not to permit or commit waste on the Property nor to remove or make any structural alterations to any improvements which constitute a part of the Property without the consent of Mortgagee which will not be unreasonably withheld; that all new construction on the Mortgaged Premises shall comply with, and, subject to the provisions of Section 18, each and every part of the Mortgaged Premises shall be maintained and used in accordance with all applicable building, health, sanitary and zoning codes, rent control and eviction regulations, laws relating to hazardous waste and materials and other lawful requirements, provisions, or regulations, public or private, relating to the same or the use thereof.  The Mortgagor shall not permit the Mortgaged Premises to be in violation of any environmental laws, regulations or ordinances relating to hazardous waste or materials as defined in any applicable federal, state or local statute, regulation or ordinance as a result of any conduct, whether active or passive, of the Mortgagor or tenants of the Mortgaged Premises or the agents, employees or licensees of the Mortgagor.  Mortgagee or its authorized agent may inspect the Mortgaged Premises during normal business hours upon advance notice during the term of this Mortgage in order to determine whether Mortgagor is in compliance with its obligations under this Mortgage.

3.

Insurance:  To keep in force and effect with respect to the Property and its use, fire and casualty insurance with broad form extended coverage endorsements including vandalism and malicious mischief.  Unless otherwise agreed in writing by Mortgagee, such insurance shall be for 100% of full replacement value (excluding, to the extent not covered by Mortgagor’s insurance policy, foundation, excavation costs, costs of underground flues, pipes, drains and other uninsurable items) or such lesser amount as is at least the Original Principal Amount.  Mortgagor shall also keep in force and effect general public liability insurance in a commercially reasonable amount and any other insurance as may from time to time be required by any applicable Federal, State or local law or regulation.  The fire and casualty insurance shall have attached thereto a standard non-contributing, mortgagee clause in favor of Mortgagee and entitling Mortgagee to be first payable in case of loss.  The general public liability insurance shall name Mortgagee as an additional insured.  All insurance required as aforesaid to be maintained with respect to the Property shall be written by companies with an A.M. Best Company financial and performance rating of A- VIII or better and are qualified or authorized by the laws of the applicable state to assume the risks covered by such policy; shall not be canceled or modified without 30 days prior written notice to Mortgagee; and no settlement on account of any loss covered by such insurance shall be effected without the express written consent of Mortgagee.

4.

Insurance Proceeds:  The proceeds of any hazard insurance shall, at the option of Mortgagee, be applied to or toward the Indebtedness secured hereby in such order as Mortgagee may determine.  Provided and to the extent that the Mortgagor is not in default in payments under the Note or this Mortgage, the Mortgagor shall be relieved of the obligation in Section 3 of this Mortgage to the extent of the repair of that part of the Property damaged by the hazard with respect to which insurance is paid to Mortgagee and applied against such Indebtedness; or if Mortgagee shall require repair of that part of the Property so damaged by such insured hazard, Mortgagee shall release to the Mortgagor insurance proceeds paid to it upon such reasonable conditions as Mortgagee may prescribe and upon completion of such repair Mortgagee shall at its option, apply any excess insurance proceeds to or toward the Indebtedness secured hereby in such order as Mortgagee may determine or release the same to the Mortgagor; notwithstanding anything in this Section 5 to the contrary, however, if the insurer denies liability to the Mortgagor, or if and to the extent for any other reason insurance proceeds are not actually paid to Mortgagee, the Mortgagor shall not be relieved of any obligation under Section 3 of this Mortgage, whether or not Mortgagee has elected to apply the proceeds of insurance to or toward the Indebtedness secured hereby.

Notwithstanding any of the foregoing provisions of this Section 4, Mortgagee agrees that such insurance proceeds may, at Mortgagor’s election, be used for restoration of damaged improvements after deduction therefrom of all expenses incurred in the collection thereof, and shall be disbursed periodically by Mortgagee as restoration of the improvements is completed, if the following conditions are fulfilled (collectively, the “Restoration Conditions”):

(a)

No Event of Default shall exist under this Mortgage or the Note, and no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default under this Mortgage or the Note;

(b)

Such restoration can be fully accomplished prior to the maturity date of the Note;

(c)

Such restoration will be done in accordance with plans and specifications approved by Mortgagee, which shall not be unreasonably withheld.  Prior to the release of any insurance proceeds, Mortgagor shall have delivered to Mortgagee evidence satisfactory to Mortgagee in its reasonable discretion that Mortgagor will be allowed to restore the Property;

(d)

Mortgagee must be given satisfactory evidence, that, by expenditure of the insurance proceeds, the restoration can be fully completed free and clear of all liens, except for the lien of this first Mortgage and any other liens approved by Mortgagee;

(e)

In the event the proceeds are not sufficient to cover the cost of such restoration, then Mortgagor will immediately deposit such difference with Mortgagee; and

(f)

With each request for payment by Mortgagor, Mortgagor must deliver to Mortgagee a certificate executed by the general contractor or architect of Mortgagor certifying the completion of that portion of the work that is the subject of the request for payment in accordance with the plans approved by Mortgagee and a conditional lien waiver from the general contractor (subject only to payment from the amounts the subject of such request) of all liens for work performed to date and certifying that there are no unpaid subcontractors or materialmen related to the completion of such work that is the subject of the request.

5.

Eminent Domain:  The award of damages on account of any condemnation for public use of or injury to the Property shall be paid to Mortgagee; such awards shall, at the option of Mortgagee, be applied to or toward the Indebtedness secured hereby in such order as Mortgagee may determine, in which event the Mortgagor shall be relieved of the obligation in Section 3 of this Mortgage to the extent of the repair of that part of the Property which remains and which has been damaged or injured by such public action; or if Mortgagee shall require restoration of that part of the Property which remains, Mortgagee shall release to the Mortgagor such awards paid to it upon such reasonable conditions as Mortgagee may prescribe, but not more than such portion of such awards as may be required to repair such damage or injury; and any balance remaining may at Mortgagee's option either be applied by Mortgagee to or toward the Indebtedness secured hereby in such order as Mortgagee may determine or released to the Mortgagor.

Notwithstanding any of the foregoing provisions of this Section 5, Mortgagee agrees that such condemnation awards may, at Mortgagor’s election, be used for restoration of the Property after deduction therefrom of all expenses incurred in the collection thereof, and shall be disbursed periodically by Mortgagee as restoration of the Property is completed, if the Restoration Conditions are fulfilled.

6.

Late Payment Fee:  That if any payment due under the Note or this Mortgage is not paid within ten (10) days of the date when due, the Mortgagor shall pay at the option of Mortgagee, in addition to any other sums due under this Mortgage (and without limiting Mortgagee's other remedies on account thereof) a sum equal to 5% of the amount of such delinquency.

7.

Fees and Charges:  Upon default to pay when due all fees and charges incurred incident to the transaction evidenced by the Note and secured by this Mortgage, the assurance of the security represented by this Mortgage, and/or incident to the enforcement of Mortgagor's obligations under the Note and this Mortgage including without limitation reasonable fees of attorneys, appraisers, inspectors, engineers, consultants, management agents and all costs.

8.

Forbearance, Waiver, etc.:  Whether or not additional interest or other consideration is paid or payable to Mortgagee, no forbearance on the part of Mortgagee or extension of the time for the payment of the whole or any part of the obligations secured hereby, whether oral or in writing, or any other indulgence given by Mortgagee to the Mortgagor or to any other party claiming any interest in or to the Property shall operate to release or in any manner affect the original liability of the Mortgagor or the priority of this Mortgage or to limit, prejudice or impair any right of Mortgagee including without limitation the right to realize upon the security or any part thereof for the obligations secured hereby or any of them, notice of any such extension, forbearance or indulgence being hereby waived by the Mortgagor; and no consent or waiver, express or implied, by Mortgagee to or of any default by the Mortgagor shall be construed as a consent or waiver to or of any further default in the same or any other term, condition, covenant or provision of this Mortgage or of the obligations secured hereby; in case redemption is had by the Mortgagor after foreclosure proceedings have begun, Mortgagee shall be entitled to collect all costs, charges and expenses incurred up to the time of redemption; in case of foreclosure sale, Mortgagee shall be entitled to retain the costs, charges and expenses allowed under the Statutory Power of Sale; and in case any one or more of the provisions of this Mortgage may be found to be invalid, or unenforceable for any reason or in any respect, such invalidity or unenforceability shall not limit or impair enforcement of any other provision hereof.

9.

Notices:  That whenever notice, demand or a request may properly be given to Mortgagee or the Mortgagor under this Mortgage, the same shall always be sufficient to serve as a notice, demand or request hereunder if in writing or posted in the United States mail by registered or certified mail or by nationally recognized overnight courier, addressed as follows:

To Mortgagor:

at the address set forth on page 1 hereof

To Mortgagee:

at the address set forth on page 1 hereof

or at such other place as the Mortgagor or Mortgagee may hereafter designate in writing; and any such notice demand or request shall be treated as having been given upon such deposit in the United States mails or to an overnight courier service; and a notice so addressed shall always be a sufficient notice, notwithstanding a change in the ownership of the equity of redemption of the Property, whether or not consented to by Mortgagee; and where more than one person constitutes the Mortgagor, one notice sent to the address given in this Mortgage as the Mortgagor's address or the last known business address of any one of them shall constitute sufficient notice to all.

10.

Survival of Certain Obligations:  The undertaking of the Mortgagor contained in Section 1 of this Mortgage with respect to the payment of the Property Assessments and of Section 3 with respect to violation of environmental laws, ordinances and regulations shall survive the payment of all obligations secured hereby; however, after an acknowledgement of the satisfaction of the obligations secured hereby, or a discharge of this Mortgage, this Mortgage shall no longer be security for the performance of such undertakings, notwithstanding the survival of the same.

11.

Subordination:   This Mortgage is primary over any and all liens, mortgages, security interests or other encumbrances which may now or hereafter pertain to the Property other than the permitted exceptions set forth in the deed from Mortgagee to Mortgage recorded of even date herewith (collectively, the “Permitted Exceptions”) and to all renewals, modifications, consolidations, replacements, property title transfer or sales, or extensions thereof.  Mortgagor will execute any and all instruments required to subordinate any other interest to this Mortgage in order to preserve Mortgagee’s primary interest and first position.

12.

Conditions:  That the following are conditions of this Mortgage:

(a)

The foregoing covenants shall not be breached;

(b)

Mortgagor shall not create any new encumbrance on the Property even if such encumbrance is subordinate to this Mortgage, excepting (i) the Property Assessments, (ii) the Permitted Exceptions, (iii) encumbrances consented to in writing by Mortgagee, which consent will not be unreasonably withheld, and (iv) utility easements that do no materially impair the value of the Property or create liens that could be superior to this Mortgage;

(c)

Except as consented to by Mortgagee, the Mortgagor shall not permit any state or federal tax lien, mechanics’ lien or other type of lien to exist against the Property, even if such encumbrance is subordinated to this Mortgage;

(d)

The Mortgagor (and if any individual, the term Mortgagor shall include the legal representatives or beneficiaries of an estate of the Mortgagor), shall not voluntarily or involuntarily transfer any legal or equitable title to the Property or any part thereof without Mortgagee's prior written approval, and if Mortgagor or any other obligor hereunder is a corporation, a trust, LLC, LLP or a partnership, it shall not dissolve or permit its dissolution;

(e)

The Mortgagor shall not file a petition or any application for relief, extension, moratorium or reorganization under any bankruptcy, insolvency or debtor's relief law, or make any assignment for the benefit of creditors or enter into any trust mortgage arrangement, so-called, or consent to the appointment of a receiver of any of the property of the Mortgagor; and

(f)

The Mortgagor shall not permit any petition under any bankruptcy, insolvency or debtor's relief law filed against it to remain undischarged for a period of more than forty-five (45) days after the filing thereof, nor shall the Mortgagor permit the continuation of any receivership proceedings instituted against it for more than a period of forty-five (45) days after the commencement thereof.

13.

Defaults:  The occurrence or happening, from time to time, of any one or more of the following shall constitute an “Event of Default” under this Mortgage:

(a)

If is there shall be any breach of the conditions of Section 12(c) in respect of the filing of a lien against the Property and Mortgagor fails to discharge the same by payment or filing a bond or otherwise as permitted by law within thirty (30) days after the filing of such lien; provided, however, so long as Mortgagee’s security has been protected by the filing of a bond or otherwise in a manner satisfactory to Mortgagee in its sole and absolute discretion, Mortgagor shall have the right to contest in good faith any such lien without such lien constituting an Event of Default if Mortgagor does so diligently and without prejudice to Mortgagee;

(b)

If there shall be any breach of the conditions of Section 12(d), (e) or (f);

(c)

If there shall be an Event of Default as defined in the Note;

(d)

If any payment required under this Mortgage shall not be made within thirty (30) days after Mortgagor’s receipt of written notice for such payment from Mortgagee;

(e)

If there shall be any breach of any other condition or covenant of this Mortgage by Mortgagor and such failure continues uncured for a period of thirty (30) days after receipt of written notice from Mortgagee, unless (i) such failure, by its nature, is not capable of being cured within such period, and (ii) within such period, Mortgagor commences to cure such failure and thereafter diligently prosecutes the cure thereof, and (iii) Mortgagor causes such failure to be cured within a reasonable period of time thereafter; or

(f)

In the event of the death, dissolution, termination of existence, insolvency, or business failure of the Mortgagor or any guarantor of the loan evidenced by the Note, appointment of a receiver of any part of the property of any of them, levy on or attachment of any of the property of any of them, assignment for benefit of creditors by or against any of them.

Upon the occurrence of an Event of Default, the entire Indebtedness of the Mortgagor under the Note shall become immediately and automatically due and payable without notice or demand; and in any such case the prepayment premiums, if any, which would have been applicable to a voluntary payment of the Indebtedness at the time of such declaration shall apply and shall be treated as a part of the Indebtedness secured hereby and added to and become a part of the principal thereof.

14.

Right to Cure; Additional Remedies:  That if there shall be an Event of Default under this Mortgage, Mortgagee shall have the right, but without any obligation so to do, to cure such breach or default for the account of the Mortgagor and, to the fullest extent permissible according to law, apply any funds credited by or due from Mortgagee to the Mortgagor or to any individuals comprising the Mortgagor or endorsing or guaranteeing any of the Mortgagor's obligations secured hereby against the same (without any obligation first to enforce any other rights of Mortgagee, including, without limitation, any rights under the Note or this Mortgage, or any guarantee thereof, and without prejudice to any such rights).   Without limiting the generality of the foregoing, after an Event of Default and during the continuation thereof, the Mortgagor hereby authorizes Mortgagee to pay all taxes, sewer use fees, ground rents, water rates and assessments, with interest, costs, and charges accrued thereon, which may at any time be a lien upon the Property, or any part thereof; to pay the premiums for any insurance required hereunder; to the extent Mortgagee reasonably deems it necessary, to undertake investigations of the physical condition of the Property, appraisals of the value of the Property and examinations of title or other matters of the factual or legal condition of the Property; to the extent Mortgagee reasonably deems it necessary, to incur and pay reasonable expenses undertaking the investigations allowed and in protecting its rights hereunder and the security hereby granted including without limitation reasonable costs and expenses of appraisers, inspectors, engineers, consultants, management agents and attorneys; to pay any balance due on any personalty, fixtures and equipment included as a part of the Property; and the payment of all the foregoing amounts so incurred shall be secured hereby as fully and effectually as any other obligation of the Mortgagor secured hereby; and, to the fullest extent permissible according to law, to apply to any of these purposes or to the repayment of any amounts so paid by Mortgagee any sums paid on the Note or this Mortgage by the Mortgagor as interest or otherwise; and that all remedies granted herein shall be cumulative and in addition to other remedies granted to Mortgagee by this Mortgage or at law.

15.

Waiver of Marshalling:  That, at any foreclosure sale, any combination, or all, of the Property may be offered for sale for one total price, and the proceeds of such sale accounted for in one account without distinction between the items of security or without assigning to them any proportion of such proceeds, the Mortgagor hereby waiving the application of any doctrine of marshalling; and, in case Mortgagee, in the exercise of the power of sale herein given, elects to sell in parts or parcels, said sales may be held from time to time, and the power shall not be fully executed until all of the property or security not previously sold shall have been sold.

16.

UCC Notices:  That, if the provisions of the Uniform Commercial Code as adopted in Minnesota are applicable to the Property given to secure the Indebtedness secured hereby which is sold in combination with or as a part of the Property, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of any statutory power of sale with respect to the Mortgaged Premises or any part thereof.

17.

Obligation:  Subject to the terms and conditions stated elsewhere in this Mortgage and the Note, that the Mortgagor will promptly and fully pay and perform each and every obligation of the Mortgagor to be performed under the Note, this Mortgage, or any collateral agreement executed in connection herewith or otherwise a Liability or Indebtedness as defined herein.

18.

Permitted Contests:  Notwithstanding the foregoing, Mortgagor shall not be required to pay any of the Property Assessments, or to comply with any law, so long as Mortgagor shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (a) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the law so contested, (b) there will be no sale, forfeiture or loss of the Property during the contest, (c) Mortgagee is not subjected to any claim as a result of such contest, and (d) Mortgagor provides assurances satisfactory to Mortgagee of its ability to pay such Property Assessments or comply with such law in the event Mortgagor is unsuccessful in its contest.  Mortgagor will give Mortgagee written notice of any such contest.  Each such contest shall be promptly prosecuted to final conclusion or settlement.  Promptly after the settlement or conclusion of such contest or action, Mortgagor shall make any payments of Property Assessments or take such steps as are necessary to comply with such law in accordance with the settlement or conclusion of such contest or action, together with all penalties, fines, interests, costs and expenses as required by the result of such contest or action.

19.

Release:  If and when Mortgagor has satisfied the obligations in the Note and this Mortgage, Mortgagee will promptly provide a release of the Mortgaged Premises from the lien of this Mortgage in form that can be recorded in the real property records where the Mortgage Premises are located.  Unless otherwise required by law, Mortgagor shall be responsible for the recordation of such release and the payment of any recording and filing costs.

20.

No Modification:  Notwithstanding anything in this Mortgage, the Note or other documents executed, if any, in connection with the Note to the contrary (collectively, the “Loan Documents”), the Loan Documents shall not modify or amend that certain Purchase and Sale Agreement dated February ___, 2012 by and between Mortgagor and Mortgagee or any other documents executed in connection with the transactions contemplated by such agreement (collectively, the “Purchase Agreements”) or be deemed to release, waive or limit the rights and/or obligations of any party under the Purchase Agreement.

The word "Mortgagor", as used herein, shall mean the person or persons named at the beginning of this instrument as the Mortgagor, and any subsequent owner or owners of the equity of redemption of the Mortgaged Premises.  If the Mortgagor is a partnership, provisions in this Mortgage with reference to bankruptcy or insolvency or the like shall refer to each of the persons who is at that time one of the general partners of the Mortgagor, so that if, for example, but without limitation, any person who is a general partner of the Mortgagor shall file a petition in bankruptcy, such filing shall be treated as a breach by the Mortgagor of a condition of this Mortgage.

All the covenants and agreements of the Mortgagor herein contained shall be binding upon the Mortgagor and their heirs, executors, administrators, successors and assigns of the Mortgagor and shall inure to the benefit of Standex International Corporation, its successors and assigns, and, where more than one person constitutes the Mortgagor the liability of such persons under this Mortgage for the obligations set forth herein shall be joint and several.

The Mortgagor knowingly, voluntarily, intentionally and irrevocably waives any right it may have to a trial by jury in respect of any litigation, action or proceeding which arises out of, or is in any way connected with this Mortgage, the commitment letter, any Note or security agreement, any guaranty, any letter of credit or any other instrument or document executed in connection herewith or any of the transactions contemplated herein or therein.

Capitalized terms herein shall have the meanings set forth on Page 1 of this Mortgage or otherwise as defined herein.  Paragraph captions are used only for convenience and are not intended to import additional or different meanings from the text of such paragraphs or to limit such texts.

This Mortgage is upon the condition that all covenants, conditions and agreements on the part of the Mortgagor herein undertaken shall be kept and fully and seasonably performed and that no breach of any other of the conditions specified herein shall be permitted.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as a sealed instrument this ___ day of ____________, 2012.

MORTGAGOR:

BW HVAC REAL ESTATE HOLDINGS, LLC

By:  ____________________________________

Its:  ____________________________________

State of

County of _____________, ss.

_____________, 2012

The foregoing instrument was acknowledged before me, the undersigned officer, this ____ day of _________ 2012 by ______________________________________, in his capacity as ________________________________ of ______________________________________, known to me (or satisfactorily proven to me) to be the person named above who subscribed the within instrument in my presence and acknowledged that he executed and delivered the same as his free act and deed on behalf of said corporation.

________________________________________

(Seal)

Notary Public

My commission expires:

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EXHIBIT "A"

Lot 1, Block 3, Detroit Lakes Industrial Park, Becker County, Minnesota.

AND

Lot 2, Block 3, Detroit Lakes Industrial Park, Becker County, Minnesota

AND

Lot 3, Block 3, Detroit Lakes, Industrial Park, Becker County, Minnesota

AND

Lot 6, Block 3, Detroit Lakes Industrial Park, Becker County, Minnesota.

AND

That part of 11th Avenue S.E. according to the plat of Detroit Lakes Industrial Park, said plat is on file and of record in the office of the Recorder of said County, described as follows:

Beginning at a found iron monument at the southwesterly corner of Outlot B of said Detroit Lakes Industrial Park, said point also being the northwesterly corner of said 11th Avenue S.E.; thence South 89 degrees 24 minutes 00 seconds East 121.47 feet on an assumed bearing along the South line of said Outlot B along the northerly line of said 11th Avenue, S.E. to the point of beginning; thence continuing South 89 degrees 24 minutes 00 seconds East 175.24 feet along the southerly line of said Outlot B and the northerly line of said 11th Avenue S.E. to a found iron monument at the most easterly corner of said 11th Avenue S.E.;  thence South 46 degrees 16 minutes 48 seconds West, 186.29 feet along the southeasterly line of said 11th Avenue S.E.;  thence northerly on a curve concave to the West, having a central angle of 92 degrees 56 minutes 57 seconds and a radius of 94.30 feet, for a distance of 152.98 feet (chord bearing North 17 degrees 16 minutes 02 seconds West) to the point of beginning.

Endnotes

WARRANTY DEED

THIS INSTRUMENT WAS DRAFTED BY:

TAX STATEMENTS FOR THE REAL PROPERTY DESCRIBED IN THIS

INSTRUMENT SHOULD BE SENT TO:

Melchert Hubert Sjodin, PLLP

121 West Main Street, Ste 200

BW HVAC Real Estate Holdings, LLC

Waconia, MN 55387 Bws/maw

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